As filed with the Securities and Exchange Commission on July 15, 2011

File No. 333-02381/811-07589

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 92	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 94	☒

THE HARTFORD MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Registrant’s Telephone Number including Area Code: (860) 843-9934

Edward P. Macdonald, Esquire

The Hartford Financial Services Group, Inc.

Life Law — Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (Date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☒	on September 30, 2011 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 92 to the Registration Statement of The Hartford Mutual Funds, Inc. (the “Registrant”) on Form N-1A (File Nos. 333-02381/811-07589) is being filed to: (i) register Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares of The Hartford Floating Rate High Income Fund; and (ii) make corresponding changes to the Registrant’s Combined Statement of Additional Information.  The Hartford Floating Rate High Income Fund is a new series of the Registrant.

THE HARTFORD MUTUAL FUNDS

The Hartford Floating Rate High Income Fund

Prospectus

September 30, 2011

Class	Ticker
A
C
I
R3
R4
R5
Y

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[This Page Is Intentionally Left Blank]

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THE HARTFORD FLOATING RATE HIGH INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide high current income, and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page 32 of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page 151 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	C	I	R3	R4	R5	Y
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	—	0.50%	0.25%	—	—
Other expenses(2)	0.19%	0.19%	0.19%	0.29%	0.24%	0.19%	0.09%
Total annual fund operating expenses	1.14%	1.89%	0.89%	1.49%	1.19%	0.89%	0.79%
Less: Contractual expense reimbursement(3)	0.09%	0.09%	0.09%	0.14%	0.14%	0.14%	0.04%
Net operating expenses(3)	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

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(1)	For investments over $1 million, a 1.00% maximum deferred sales charge may apply.
(2)	Fees and expenses are estimated for the current fiscal year.
(3)

Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.05% (Class A), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5) and 0.75% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3
A	$404	$643
C	$283	$585
I	$82	$275
R3	$137	$457
R4	$107	$364
R5	$77	$270
Y	$77	$248

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3
A	$404	$643
C	$183	$585
I	$82	$275
R3	$137	$457
R4	$107	$364
R5	$77	$270
Y	$77	$248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  Because the Fund has been in operation for less than one full

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calendar year, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGY.

The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income.  In order to seek a higher current income, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”).  Under normal circumstances, at least 80% of the Fund’s assets will be invested in a portfolio of: (i) below-investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and may invest in securities of any maturity.  The Fund may invest up to 100% of its assets in below-investment grade debt securities.  Additionally, the Fund may invest up to 40% of its total assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its total assets in foreign loans or debt securities that are denominated in a foreign currency.  The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations and, at a minimum, will utilize foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s assets.  The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon Hartford Investment Management Company’s (“Hartford Investment Management”) view of the global loan market, and the allocation to such loans and securities may fluctuate over time.  The Fund may invest up to 20% of its total assets in fixed-rate loans and debt securities without entering into an interest rate swap.

The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower.  The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.

In order to manage the Fund’s interest rate risk, the Fund may utilize interest rate swaps.  The extent to which the Fund will utilize interest rate swaps depends on Hartford Investment Management’s view of the interest rate environment and

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general market conditions.  Generally, if Hartford Investment Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities.  A significant portion of the Fund’s assets could be exposed to the effects of and the risks associated with the Fund’s investments in interest rate swaps.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Liquidity Risk — The risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may be lower than the market price of comparable liquid securities and thus negatively affect the Fund’s net asset value.

Credit Risk - Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Bank Loans and Loan Participations Risk - Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.  In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the fund’s investment. It may also be difficult to obtain reliable information about a bank loan or loan participation.

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Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Bank loans may also be subject to extension risk and prepayment risk.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the overall securities markets.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Swap Agreements Risk - A swap agreement is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. Swaps can involve greater risks than direct investment in securities or other similar instruments, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Forward Currency Contracts Risk - The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates.  Forward currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation.  The Fund will record a realized gain or loss when the forward currency contract is closed.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

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Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities which may make them more difficult to value or sell.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income.  These risks are greater during periods of rising inflation.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” Fund.  Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a Fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified Fund.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  Because the Fund has been in operation for less than one full calendar year, no performance history has been provided.

MANAGEMENT.  The Fund’s investment manager is Hartford Investment Financial Services, LLC.  The Fund’s sub-adviser is Hartford Investment Management.

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Portfolio Manager	Title	Involved with Fund Since

Michael Bacevich	Managing Director	2011

Frank Ossino	Senior Vice President	2011

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$1 million Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the

10

Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide high current income, and long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income.  In order to seek a higher current income, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”).  Under normal circumstances, at least 80% of the Fund’s assets will be invested in a portfolio of: (i) below-investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high-yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and may invest in securities of any maturity.  The Fund may invest up to 100% of its assets in below-investment grade debt securities.  Additionally, the Fund may invest up to 40% of its total assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its total assets in foreign loans or debt securities that are denominated in a foreign currency.  The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations and, at a minimum, will utilize foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s assets.  The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon Hartford Investment Management Company’s (“Hartford Investment Management”) view of the global loan market, and the allocation to such loans and securities may fluctuate over time.  The Fund may invest up to 20% of its total assets in fixed-rate loans and debt securities without entering into an interest rate swap.

The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower.  The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.

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In order to manage the Fund’s interest rate risk, the Fund may utilize interest rate swaps.  The extent to which the Fund will utilize interest rate swaps depends on Hartford Investment Management’s view of the interest rate environment and general market conditions.  Generally, if Hartford Investment Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities.  A significant portion of the Fund’s assets could be exposed to the effects of and the risks associated with the Fund’s investments in interest rate swaps.

The Fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.  The Fund will concentrate investments in individual issuers that Hartford Investment Management believes will provide the most impact to portfolio performance; therefore, the Fund will be non-diversified with larger issuer position sizes and a smaller number of issuers.

Like loans, debt securities are used to borrow money.  The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security.  Some debt securities do not pay current interest but are sold at a discount from their face values.  Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including, without limitation, collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch are below investment grade.  Securities which are unrated but determined by the Hartford Investment Management Company  to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield - high risk” or “junk bonds”.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

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Liquidity Risk — The risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may be lower than the market price of comparable liquid securities and thus negatively affect the Fund’s net asset value.

Credit Risk - Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Bank and Corporate Loans Risk - Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed.  By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Floating Rate Loans Risk - A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly

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in value. Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives are volatile and may involve significant risks, including:

•                  Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•                  Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•                  Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•                  Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or

15

unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Swaps Risk - The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to “cover” open positions with respect to certain kinds of derivatives instruments.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. To the extent it sets aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional amount of the swaps.

Forward Currency Contracts Risk - The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of

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its investment strategy.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates.  Forward currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation.  The Fund will record a realized gain or loss when the forward currency contract is closed.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund.  The major risks of junk bond investments include:

•                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

•                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures.  If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

•                  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

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Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Foreign investments may be affected by the following:

•                  changes in currency rates

•                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•                  decreased liquidity

•                  substantially less volume on foreign stock markets and other securities markets

•                  higher commissions and dealer mark-ups

•                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions

•                  less uniform accounting, auditing and financial reporting standards

•                  less publicly available information about a foreign issuer or borrower

•                  less government regulation

•                  unfavorable foreign tax laws

•                  political or social instability or diplomatic developments in a foreign country

•                  differences in individual foreign economies.

•                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income.  These risks are greater during periods of rising inflation.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” Fund.  Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a Fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified Fund.

The Fund is subject to certain additional risks, which are discussed below.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Agent Insolvency Risk - In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Senior Loans Risk - Senior loans are loans the repayment of which takes precedence over other loans to the same borrower.  Senior loans are subject to the following risks: there may be less reliable information about senior loans than other types of securities; because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, the Fund is dependent on the analytical abilities of the sub-adviser; no active trading market may exist for certain senior loans, which may make such loans difficult to value and/or sell; liquidation of collateral securing a senior loan may not satisfy the borrower’s payment obligations; and senior loans and/or the collateral that secures such loans may become illiquid in certain market conditions, which would adversely affect a senior loan’s value.  Uncollateralized senior loans involve a greater risk of loss. The senior loans in which the Fund invests are usually rated below investment grade. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities.

Unsecured Loans Risk - The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Emerging Markets Risk - The risks of foreign investments are usually much greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower

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trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Fund of Funds Structure — Underlying Funds

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.  The Fund may be an investment of one of the Hartford’s fund of funds.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities.  However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal.  The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

•                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

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•                  Rebalancing Underlying Funds may increase transaction costs.

•                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Other Investment Companies

Restrictions on Investments:  Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”):  Absent an available exemption (such as for affiliated funds), a fund may not

•                  acquire more than 3% of the voting shares of any other investment company,

•                  invest more than 5% of a fund’s total assets in securities of any one investment company, and

•                  invest more than 10% of its total assets in securities of all investment companies.

ETFs:  An investment in an ETF generally presents the following risks: the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF; the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Illiquid Securities

•                  In General.  Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can

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reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•                  Limitation on Illiquid Investments.  If one or more instruments in a Fund’s portfolio become illiquid, a Fund may exceed its limit on illiquid instruments.  In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

•                  Valuation of Illiquid Investments.  Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund’s NAV.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed without approval of the shareholders of the Fund.  The Fund may not be able to achieve its goal.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

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Investment Policies

The Fund has a name which suggests a focus on a particular type of investment strategy. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the strategy type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors.  Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Mutual Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month, except (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of underlying funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month; and (c) The Hartford Money Market Fund (the “Money Market Fund”) will publicly disclose its complete month-end portfolio holdings no later than 5 business days after the end of each month.

Each Fund (other than the Money Market Fund and the fund of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly

23

disclose its largest ten fixed income holdings and equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $318.3 billion in assets as of December 31, 2010. As of the same date, the Investment Manager had over $59.4 billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager, with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Hartford Investment Management provides day-to-day management for the Fund’s portfolio.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2010, Hartford Investment Management had investment management authority over approximately $159.6 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Michael Bacevich, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception (October 2011). Mr. Bacevich joined Hartford Investment Management in 2004. Previously Mr. Bacevich was the head of the Leveraged Loan Team at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (October 2011). Mr.

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Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager based on a stated percentage of the Fund’s average daily net asset value.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund will be available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2011.

The management fee set forth in the Fund’s investment advisory agreement is 0.700% of the first $500 million, 0.650% of the next $4.5 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by the Hartford Mutual Funds.

Class A and Class C Shares — Class A and Class C shares have no eligibility requirements.

Class I Shares — Class I shares are only offered:

•                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

•                  to current or retired officers, directors and employees (and their families, as defined below under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares at net asset value without an additional distribution fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and distribution fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

•                  Class Y shares are offered to institutional investors, which include, but are not limited to:

•                  Certain qualified employee benefit plans and other retirement savings plans

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•                  Non-profit organizations, charitable trusts, foundations and endowments

•                  Accounts registered to bank trust departments, trust companies, and investment companies

•                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

•                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $1,000,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the

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cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the Fund are as follows. The offering price includes the front-end sales load.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
$100,000 — $249,999	2.25%	2.30%	1.75%
$250,000 — $499,999	1.75%	1.78%	1.25%
$500,000 — $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering prices of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is also rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Mutual Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.

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When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge you will pay on that investment.  The Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of

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August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-

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dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

•                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value.

•                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

•                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

•                  college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and adviser-sold donor advised funds (a 1.00% CDSC applies if the adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

•                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

•                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

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•                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

•                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

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DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC (“HIFSCO”) serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to appropriate resolutions of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month

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following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services. HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which mean that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

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In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class. A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HIFSCO and its affiliates to other entities with respect to the Hartford Mutual Funds.

Commissions and Rule 12b-1 Payments.  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Mutual Funds.  HIFSCO pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HIFSCO and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Mutual Funds (“Servicing Intermediaries”).

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The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Mutual Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Mutual Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HIFSCO and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Mutual Funds, over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Mutual Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Mutual Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Mutual Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed 0.12% of the average net assets of the Hartford Mutual Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2010, HIFSCO and its affiliates incurred approximately $34.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•                  Payments for putting Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

•                  Payments for including Hartford Mutual Funds within a group that receives special marketing focus or placing Hartford Mutual Funds on a “preferred list”;

•                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

•                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

•                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

•                  Provision of educational programs, including information and related support materials;

•                  Provision of computer hardware and software; and

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•                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2011, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  . Financial Intermediaries that received Additional Payments in 2010 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HIFSCO, are listed in the SAI.  AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wells Fargo Advisors, LLC, Wells Fargo Investments, and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).  HIFSCO may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HIFSCO and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Mutual Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Mutual Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the Hartford Mutual Funds that are attributed to that Servicing Intermediary.  For the year ended December 31,

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2010, HIFSCO incurred approximately $1,114,000 in total Servicing Payments and these Servicing Payments did not exceed $784,000 for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some of these payments are calculated based on average net assets of the Hartford Mutual Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $19 per account.

As of January 1, 2011, HIFSCO has entered into arrangements to pay Servicing Compensation to the following entities: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC;  BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC;  The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2011, HASCO makes Servicing Payments to the following entities: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; Ascensus; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Northeast Retirement Services; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel,

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Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each Authorized Signer by requesting name, residential address, date of birth, social security number that identifies your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum initial investment is as follows:

•                  Class A, Class C and Class I shares — $2,000 (at least $50 subsequent investments) except Automatic Investment Plans, which require $250 to open (at least $50 per month invested in the Fund thereafter).

•                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

•                  Class Y shares — $1,000,000 (minimum may be modified for certain investors and no subsequent investment minimum).

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker/dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any privileges for reduced sales charges desired.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you

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hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) have a total value equal to $999,999, you will not be able to purchase Class C shares, as applicable.  For the purpose of determining your total account value, existing accounts for all share classes held with the distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

•                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

•                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received

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after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

•                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative or plan administrator, or mail to:

The Hartford Mutual Funds

P.O. Box 9140

Minneapolis, MN 55480-9140

•                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, Class I shares are offered:

•                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

•                  to current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4 and R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class C and Class Y Shares:

•                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

•                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

•                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the

45

transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

•                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your Social Security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

•                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered and indicate the amount of income tax withholding to be applied to your distribution.

•                  403(b) — 403(b) Distribution Request Form.

•                  Owners of Corporate or Association Accounts — Corporate resolution, certified within the past twelve months, including the signature(s) of the authorized signer(s) for the account.

•                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

•                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

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Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange from one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

•                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

•                  Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and the minimum amount when exchanging Class A or Class C shares for a new Hartford Mutual Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund and The Hartford Global Real Asset Fund) (except the minimum amount for Automatic Investment Plans is $250).  You must retain at least $1000 in the Fund from which you exchange ($50 monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right at any time in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140 FAX: 1-888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for the Fund and each class of shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation  Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

The Fund (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of the foreign market proxies (for example, futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the

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Fund determines its NAV. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.  The value of an equity security not traded on any exchange but traded on the NASDAQ Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors.  Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.  Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. Box at the address provided elsewhere in this Prospectus and will be sent from that

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address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. Box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

•                  Name, date of birth, residential address, and social security number.

•                  The Fund name, share class and account number.

•                  The amount of the transaction (in dollars or shares).

•                  Signatures of all owners exactly as registered on the account (for mail requests).

•                  Medallion signature guarantee or Signature Validation Program stamp (if required).

•                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

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The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional transaction request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such exchange or purchase already occurred) and the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the Funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2)  Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply

51

detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Mutual Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a

52

brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

•                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

•                  after any changes of name or address of the registered owner(s)

•                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

•                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

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•                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

•                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

•                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

•                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

•                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

•                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Retirement Plans The Hartford Mutual Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  Please call the Fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income

56

generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2012.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

57

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

58

LEGAL PROCEEDINGS

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund.  The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO.  Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund.  The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO.  Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings.  The Hartford intends to vigorously defend the action.

59

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the Fund.

60

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund will be contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.  Because the Fund had not commenced operations as of the date of this prospectus, the Fund has not yet delivered an annual or semi-annual report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.  To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

61

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC’s Public Reference Room in Washington, DC.

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-xxxxx
September 30, 2011

Amended and Restated

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”), as described below and as supplemented from time to time.  Each Company is an open-end management investment company currently consisting of fifty and five separate investment portfolios, respectively (each such portfolio discussed in this Combined Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”).  Each Company offers up to nine classes of shares of each of its Funds.

THE HARTFORD MUTUAL FUNDS, INC.

	Class	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	L	R3	R4	R5	Y
The Hartford Advisers Fund	ITTAX	IHABX	HAFCX	—	—	ITTRX	ITTSX	ITTTX	IHAYX
The Hartford Balanced Income Fund	HBLAX	HBLBX	HBLCX	HBLIX	—	HBLRX	HBLSX	HBLTX	HBLYX
The Hartford Capital Appreciation Fund	ITHAX	IHCAX	HCACX	ITHIX	—	ITHRX	ITHSX	ITHTX	HCAYX
The Hartford Capital Appreciation II Fund	HCTAX	HCTBX	HFCCX	HCTIX	—	HCTRX	HCTSX	HCTTX	HCTYX
The Hartford Checks and Balances Fund	HCKAX	HCKBX	HCKCX	HCKIX	—	HCKRX	HCKSX	HCKTX	—
The Hartford Corporate Opportunities Fund(1)	HTIAX	HTIBX	HTICX	—	—	—	—	—	HTIYX
The Hartford Disciplined Equity Fund	HAIAX	HGIBX	HGICX	—	—	HGIRX	HGISX	HGITX	HGIYX
The Hartford Diversified International Fund	HDVAX	HDVBX	HDVCX	HDVIX	—	HDVRX	HDVSX	HDVTX	HDVYX
The Hartford Dividend and Growth Fund	IHGIX	ITDGX	HDGCX	HDGIX	—	HDGRX	HDGSX	HDGTX	HDGYX
The Hartford Equity Income Fund	HQIAX	HQIBX	HQICX	HQIIX	—	HQIRX	HQISX	HQITX	HQIYX
The Hartford Emerging Markets Local Debt Fund	HLDAX	—	HLDCX	HLDIX	—	HLDRX	HLDSX	HLDTX	HLDYX
The Hartford Emerging Markets Research Fund	HERAX	—	HERCX	HERIX	—	HERRX	HERSX	HERTX	HERYX
The Hartford Floating Rate Fund	HFLAX	HFLBX	HFLCX	HFLIX	—	HFLRX	HFLSX	HFLTX	HFLYX
The Hartford Floating Rate High Income Fund	[ ]	—	[ ]	[ ]		[ ]	[ ]	[ ]	[ ]
The Hartford Fundamental Growth Fund	HFFAX	HFFBX	HFFCX	HFFIX	—	HFFRX	HFFSX	HFFTX	HFFYX
The Hartford Global All-Asset Fund	HLAAX	—	HLACX	HLAIX	—	HLARX	HLASX	HLATX	HLAYX
The Hartford Global Enhanced Dividend Fund(2)	—	—	—	—	—	—	—	—	—
The Hartford Global Growth Fund	HALAX	HGLBX	HGLCX	—	—	HALRX	HALSX	HALTX	HGLYX
The Hartford Global Health Fund(3)	HGHAX	HGHBX	HGHCX	HGHIX	—	HGHRX	HGHSX	HGHTX	HGHYX
The Hartford Global Real Asset Fund	HRLAX	—	HRLCX	HRLIX	—	HRLRX	HRLSX	HRLTX	HRLYX
The Hartford Global Research Fund	HLEAX	HLEBX	HLECX	HLEJX	—	HLERX	HLESX	HLETX	HLEYX
The Hartford High Yield Fund	HAHAX	HAHBX	HAHCX	HAHIX	—	HAHRX	HAHSX	HAHTX	HAHYX
The Hartford Inflation Plus Fund	HIPAX	HIPBX	HIPCX	HIPIX	HIPLX	HIPRX	HIPSX	HIPTX	HIPYX
The Hartford International Growth Fund	HNCAX	HNCBX	HNCCX	HNCJX	—	HNCRX	HNCSX	HNCTX	HNCYX

(1) Effective December 10, 2010, The Hartford Income Fund was renamed The Hartford Corporate Opportunities Fund.

(2) The Hartford Global Enhanced Dividend Fund is currently not publicly available.

(3) Effective August 5, 2011, The Hartford Global Health Fund will be renamed The Hartford Healthcare Fund.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

	Class	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	L	R3	R4	R5	Y
The Hartford International Opportunities Fund	IHOAX	HIOBX	HIOCX	IHOIX	—	IHORX	IHOSX	IHOTX	HAOYX
The Hartford International Small Company Fund	HNSAX	HNSBX	HNSCX	HNSJX	—	HNSRX	HNSSX	HNSTX	HNSYX
The Hartford International Value Fund	HILAX	—	HILCX	HILIX	—	HILRX	HILSX	HILTX	HILYX
The Hartford MidCap Fund	HFMCX	HAMBX	HMDCX	HFMIX	—	HFMRX	HFMSX	HFMTX	HMDYX
The Hartford MidCap Value Fund	HMVAX	HMVBX	HMVCX	HMVJX	—	HMVRX	HMVSX	HMVTX	HMVYX
The Hartford Money Market Fund	IHAXX	HMBXX	HRCXX	—	—	IHRXX	IHSXX	IHTXX	HAYXX
The Hartford Municipal Opportunities Fund	HHMAX	HHMBX	HHMCX	HHMIX	—	—	—	—	—
The Hartford Short Duration Fund	HSDAX	HSDBX	HSDCX	HSDIX	—	—	—	—	HSDYX
The Hartford Small Company Fund	IHSAX	HSCBX	HSMCX	IHSIX	—	IHSRX	IHSSX	IHSUX	HSCYX
The Hartford Small/Mid Cap Equity Fund	HSMAX	HSMBX	HTSCX	—	—	—	—	—	HSMYX
The Hartford Strategic Income Fund	HSNAX	HSNBX	HSNCX	HSNIX	—	—	—	—	HSNYX
The Hartford Equity Growth Allocation Fund	HAAAX	HAABX	HAACX	HAAIX	—	HAARX	HAASX	HAATX	—
The Hartford Growth Allocation Fund	HRAAX	HRABX	HRACX	HRAIX	—	HRARX	HRASX	HRATX	—
The Hartford Balanced Allocation Fund	HBAAX	HBABX	HBACX	HBAIX	—	HBARX	HBASX	HBATX	—
The Hartford Conservative Allocation Fund	HCVAX	HCVBX	HCVCX	HCVIX	—	HCVRX	HCVSX	HCVTX	—
The Hartford Total Return Bond Fund	ITBAX	ITBBX	HABCX	ITBIX	—	ITBRX	ITBUX	ITBTX	HABYX
The Hartford Value Fund	HVFAX	HVFBX	HVFCX	HVFIX	—	HVFRX	HVFSX	HVFTX	HVFYX
The Hartford World Bond Fund	HWDAX	—	HWDCX	HWDIX	—	HWDRX	HWDSX	HWDTX	HWDYX
The Hartford Target Retirement 2010 Fund	HTTAX	—	—	—	—	HTTRX	HTTSX	HTTTX	HTTYX
The Hartford Target Retirement 2015 Fund	—	—	—	—	—	HTJRX	HTJSX	HTJTX	—
The Hartford Target Retirement 2020 Fund	HTWAX	—	—	—	—	HTWRX	HTWSX	HTWTX	HTWYX
The Hartford Target Retirement 2025 Fund	—	—	—	—	—	HTKRX	HTKSX	HTKTX	—
The Hartford Target Retirement 2030 Fund	HTHAX	—	—	—	—	HTHRX	HTHSX	HTHTX	HTHYX
The Hartford Target Retirement 2035 Fund	—	—	—	—	—	HTLRX	HTLSX	HTLTX	—
The Hartford Target Retirement 2040 Fund	—	—	—	—	—	HTMRX	HTMSX	HTMTX	—
The Hartford Target Retirement 2045 Fund	—	—	—	—	—	HTNRX	HTNSX	HTNTX	—
The Hartford Target Retirement 2050 Fund	—	—	—	—	—	HTPRX	HTPSX	HTPTX	—

THE HARTFORD MUTUAL FUNDS II, INC.

	Class	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	L	R3	R4	R5	Y
The Hartford Growth Fund	HGWAX	HGWBX	HGWCX	HGWJX	FECLX	HGWRX	HGWSX	HGWUX	HGWYX
The Hartford Growth Opportunities Fund	HGOAX	HGOBX	HGOCX	HGOIX	FGRWX	HGORX	HGOSX	HGOTX	HGOYX
The Hartford Municipal Real Return Fund(1)	HTNAX	HTNBX	HTNCX	HTNIX	FTNAX	—	—	—	HTNYX
The Hartford SmallCap Growth Fund	HSLAX	HSLBX	HSLCX	HSLIX	FACAX	HSLRX	HSLSX	HSLTX	HSLYX
The Hartford Value Opportunities Fund	HVOAX	HVOBX	HVOCX	HVOIX	FVAAX	HVORX	HVOSX	HVOTX	HVOYX

(1) Effective March 1, 2011, The Hartford Tax-Free National Fund was renamed The Hartford Municipal Real Return Fund.

P.O. Box 64387
St. Paul, MN 55164-0387

Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus.  The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund.

The Funds’ audited financial statements as of October 31, 2010 are incorporated into this SAI by reference to the Companies’ Annual Reports to Shareholders. A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordmutualfunds.com, upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Date of Prospectuses: March 1, 2011 (May 31, 2011 for The Hartford Emerging Markets Local Debt Fund, The Hartford Emerging Markets Research Fund and The Hartford World Bond Fund. September 30, 2011 for The Hartford Floating Rate High Income Fund.))

Date of Statement of Additional Information: March 1, 2011, as amended and restated September 30, 2011.

GENERAL INFORMATION

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”) are open-end management investment companies consisting of fifty-one and five separate investment portfolios or mutual funds (each, a “Fund” and together, the “Funds”), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001.

The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each Fund issues Class A, Class B, Class C and Class Y shares, with the following exceptions:   Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund (together, the “Asset Allocation Funds”), Checks and Balances Fund and Municipal Opportunities Fund do not offer Class Y shares; Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund do not offer Class B or Class C shares; Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund do not offer Class A shares, Class B shares, Class C shares or Class Y shares; and Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Global All-Asset Fund, Global Real Asset Fund, International Value Fund, World Bond Fund, and Floating Rate High Income Fund do not offer Class B shares.

Class I shares are offered by Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Diversified International Fund, Dividend and Growth Fund, Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Fundamental Growth Fund, Global All-Asset Fund, Global Enhanced Dividend Fund, Global Health Fund, Global Real Asset Fund, Global Research Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, Municipal Opportunities Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Municipal Real Return Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund, World Bond Fund and each of the Asset Allocation Funds. [Growth Fund, Growth Opportunities Fund, Inflation Plus Fund, SmallCap Growth Fund, Municipal Real Return Fund and Value Opportunities Fund also offer Class L Shares.]

Class R3, Class R4 and Class R5 shares (collectively, “Class R shares”) are currently offered by, the following Funds: Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Disciplined Equity Fund, Diversified International Fund, Dividend and Growth Fund, Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund Fundamental Growth Fund, Global All-Asset Fund, Global Enhanced Dividend Fund, Global Growth Fund, Global Health Fund, Global Real Asset Fund, Global Research Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, MidCap Fund, MidCap Value Fund, Money Market Fund, Small Company Fund, SmallCap Growth Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund, World Bond Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund and the Asset Allocation Funds.

The Asset Allocation Funds each issue shares in seven classes:  Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund (together, the “Target Retirement Funds”) and Checks and Balances Fund are referred to as “funds of funds.” Each fund of funds is a diversified fund that diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (the “Underlying Funds”).

Each Fund is offered through a separate prospectus relating to the Fund and its classes.  This SAI relates to Class A, B, C, I, L, R3, R4, R5 and Y shares.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of the Funds (including investments through any systematic investment plan).  However, if Class B shareholders have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the relevant Fund.

Effective May 1, 2008, individuals are no longer eligible to invest in Class Y shares. Individual investors who established an account in Class Y shares prior to March 1, 2008 are eligible to add to their accounts. Additionally, advisor-sold donor advised funds are not eligible to invest in Class Y shares. Advisor-sold donor advised funds are donor advised funds whose investments have been put in place with Hartford through an introducing broker/dealer and do not include investments placed directly with Hartford from donor advised funds.

Each Fund, except Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Health Fund, Municipal Opportunities Fund and World Bond Fund, is a diversified fund.  Emerging Markets Local Debt Fund, Floating

Rate Fund, Floating Rate High Income Fund, Global Health Fund, Municipal Opportunities Fund and World Bond Fund are non-diversified funds.

Hartford Investment Financial Services, LLC (“HIFSCO”) is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $318.3 billion in assets as of December 31, 2010. In addition, Wellington Management Company, LLP (“Wellington Management”) and Hartford Investment Management Company (“Hartford Investment Management”) are sub-advisers to one or more of the Funds and provide the day-to-day management of such Funds’ portfolios (each a “sub-adviser” and collectively, the “sub-advisers”). Hartford Investment Management is a wholly owned subsidiary of The Hartford.

The date each fund commenced operations is indicated below:

Advisers Fund	July 22, 1996
Balanced Income Fund	July 31, 2006
Capital Appreciation Fund	July 22, 1996
Capital Appreciation II Fund	April 29, 2005
Checks and Balances Fund	May 31, 2007
Corporate Opportunities Fund	October 31, 2002
Disciplined Equity Fund	April 30, 1998
Diversified International Fund	June 30, 2008
Dividend and Growth Fund	July 22, 1996
Emerging Markets Local Debt Fund	May 31, 2011
Emerging Markets Research Fund	May 31, 2011
Equity Income Fund	August 28, 2003
Floating Rate Fund	April 29, 2005
Floating Rate High Income Fund	September 30, 2011
Fundamental Growth Fund	May 24, 2001
Global All-Asset Fund	May 28, 2010
Global Enhanced Dividend Fund*	November 30, 2007
Global Growth Fund	September 30, 1998
Global Health Fund	May 1, 2000
Global Real Asset Fund	May 28, 2010
Global Research Fund	February 29, 2008
Growth Fund	June 8, 1949
Growth Opportunities Fund	March 31, 1963
High Yield Fund	September 30, 1998
Inflation Plus Fund	October 31, 2002
International Growth Fund	April 30, 2001
International Opportunities Fund	July 22, 1996
International Small Company Fund	April 30, 2001
International Value Fund	May 28, 2010
MidCap Fund	December 31, 1997
MidCap Value Fund	April 30, 2001
Money Market Fund	July 22, 1996
Municipal Opportunities Fund	May 31, 2007
Municipal Real Return Fund	June 2, 1986
Short Duration Fund	October 31, 2002
Small Company Fund	July 22, 1996
SmallCap Growth Fund	January 4, 1988
Small/Mid Cap Equity Fund	January 1, 2005
Strategic Income Fund	May 31, 2007
Total Return Bond Fund	July 22, 1996
Value Fund	April 30, 2001
Value Opportunities Fund	January 2, 1996
World Bond Fund	May 31, 2011
Equity Growth Allocation Fund	May 28, 2004
Growth Allocation Fund	May 28, 2004
Balanced Allocation Fund	May 28, 2004
Conservative Allocation Fund	May 28, 2004
Target Retirement 2010 Fund	September 30, 2005
Target Retirement 2015 Fund	October 31, 2008
Target Retirement 2020 Fund	September 30, 2005

Target Retirement 2025 Fund	October 31, 2008
Target Retirement 2030 Fund	September 30, 2005
Target Retirement 2035 Fund	October 31, 2008
Target Retirement 2040 Fund	October 31, 2008
Target Retirement 2045 Fund	October 31, 2008
Target Retirement 2050 Fund	October 31, 2008

* This fund is not currently available.

The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“Hartford Life”) and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC (“HL Advisors”), an affiliate of The Hartford, is the investment adviser to that family of funds.

Investments in the Funds are not:

•            Deposits or obligations of any bank;

•            Guaranteed or endorsed by any bank; or

•            Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus.  Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.  With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Investment Restrictions of the Funds,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions.

A.         FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the following fundamental investment restrictions, which may not be changed without approval of a majority of the applicable Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2. (except for Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Global Health Fund, Global Real Asset Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.  Each of Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that each of such Funds may invest more than 25% of its assets in any one Underlying Fund.  The Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry.  Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services.  With respect to Municipal Opportunities Fund and Municipal Real Return Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6. (except for Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Global All-Asset Fund, Global Real Asset Fund and World Bond Fund) will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

In addition, under normal circumstances, Municipal Real Return Fund and Municipal Opportunities Fund will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

With respect to investment restriction number 2, in accordance with each fund of funds’ investment program as set forth in its prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund.  Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction.  Each of the Underlying Funds, except the Global Health Fund and Global Real Asset Fund, will not concentrate more than 25% of its total assets in any one industry.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.  The investment restrictions of each Underlying Fund are set forth in this SAI.

B.          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except to the extent permitted by applicable law.

3. With the exception of Floating Rate Fund and Floating Rate High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, and other investments or transactions (including short sales in the case of Global Enhanced Dividend Fund) described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4. With the exception of Global Enhanced Dividend Fund, make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5. Except for Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund’s net assets in illiquid securities (10% for Inflation Plus Fund and 5% for Money Market Fund).

6. Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Global All-Asset Fund, Global Real Asset Fund and World Bond Fund will not purchase or sell commodities or commodities contracts, except to the extent permitted by applicable law and as set forth in each Fund’s prospectus and SAI.

C.          NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)              at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)              no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax law requirements.

D.         CLASSIFICATION

Each Fund, except Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Health Fund, Municipal Opportunities Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company.  As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Health Fund, Municipal Opportunities Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act.  Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.          CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus.  Because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies.  Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.  Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds (or by one or more of the Underlying Funds in the case of a fund of funds).  Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.

Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions.  The sub-adviser, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as sub-adviser.  It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

Investments in new Funds with limited operating history give rise to additional risks because there can be no assurance that new Funds will grow to or maintain an economically viable size.  To the extent a new Fund fails to grow to and maintain an economically viable size, the Board of Directors may decide to liquidate such Fund.  While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

INVESTMENT RISKS

The table and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.  Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”).  Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund.  Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI.  For purposes of this section only, the term “Funds” is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

	Advisers	Balanced Income	Capital Appreciation	Capital Appreciation II	Checks and Balances	Corporate Opportunities	Disciplined Equity	Diversified International	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Research	Equity Income	Floating Rate
Active Trading Risk		X	X	X		X	X	X		X	X
Asset Allocation Risk	X	X		X				X
Asset Coverage	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X				X	X				X			X
Bank Loans and Loan Participations	X	X			X	X				X			X
Floating Rate Loans		X				X				X			X
Loan Participations	X	X			X	X				X			X
Senior Loans		X				X							X
Unsecured Loans Risk		X				X				X			X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X			X	X				X			X
Commodity Sector Risk
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments										X
Hybrid Instruments	X	X	X			X				X			X
Credit-Linked Securities		X								X
Index Securities and Structured Notes		X								X
Event Linked Bonds					X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk		X							X			X
Dollar Rolls	X					X
Equity Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
ETFs	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks					X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk
Healthcare-Related Securities Risk
High Yield Securities (“Junk Bonds”)	X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X			X	X				X			X
Inverse Floating Rate Securities						X				X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Stock Risk	X	X	X	X	X		X	X	X	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities						X				X
New Fund Risk										X	X
Non-Diversification Risk										X			X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk							X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk										X
Small Capitalization Securities	X	X	X	X	X		X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Target Date Allocation Risk
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Underlying Fund Risk					X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk									X			X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Securities and Forward Commitments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X

	Floating Rate High Income	Fundamental Growth	Global All-Asset	Global Enhanced Dividend	Global Growth	Global Health	Global Real Asset	Global Research	Growth	Growth Opportunities	High Yield	Inflation Plus	International Growth
Active Trading Risk		X		X	X			X		X	X	X	X
Asset Allocation Risk			X				X
Asset Coverage	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X		X				X				X	X
Bank Loans and Loan Participations	X		X				X				X	X
Floating Rate Loans	X		X				X				X	X
Loan Participations	X		X				X				X	X
Senior Loans	X		X				X				X	X
Unsecured Loans Risk	X		X	X			X				X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X		X				X				X	X
Commodity Sector Risk			X				X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments			X				X
Hybrid Instruments	X		X	X			X				X	X
Credit-Linked Securities
Index Securities and Structured Notes
Event Linked Bonds			X				X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk			X	X
Dollar Rolls		X	X				X				X	X
Equity Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
ETFs	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk		X			X				X	X			X
Healthcare-Related Securities Risk						X
High Yield Securities (“Junk Bonds”)	X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk						X	X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X		X	X			X				X	X
Inverse Floating Rate Securities			X				X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary			X				X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X		X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Stock Risk	X	X	X	X	X	X	X	X	X	X	X		X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities			X				X				X	X
New Fund Risk	X
Non-Diversification Risk	X					X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk				X
Small Capitalization Securities	X	X	X	X	X	X	X	X	X	X	X		X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Target Date Allocation Risk
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Securities and Forward Commitments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X

	International Opportunities	International Small Company	International Value	MidCap	MidCap Value	Money Market	Municipal Opportunities	Municipal Real Return	Short Duration	Small Company	Small/Mid Cap Equity	SmallCap Growth	Strategic Income	Total Return Bond	Value
Active Trading Risk	X	X	X					X	X	X	X	X	X	X
Asset Allocation Risk
Asset Coverage	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities							X	X	X				X	X
Bank Loans and Loan Participations									X				X	X
Floating Rate Loans									X				X	X
Loan Participations									X				X	X
Senior Loans									X				X	X
Unsecured Loans Risk									X				X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk							X	X	X				X	X
Commodity Sector Risk
Convertible Securities	X	X	X	X	X				X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X		X		X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments								X
Hybrid Instruments								X	X				X	X
Credit-Linked Securities
Index Securities and Structured Notes
Event Linked Bonds							X						X	X
Foreign Currency Transactions	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X														X
Dollar Rolls								X	X				X	X
Equity Securities	X	X	X	X	X		X	X	X	X	X	X	X	X	X
ETFs	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk												X
Healthcare-Related Securities Risk
High Yield Securities (“Junk Bonds”)	X	X	X	X	X		X	X	X	X		X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk						X	X	X	X				X	X
Inverse Floating Rate Securities						X	X	X					X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X	X	X	X		X		X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X		X	X	X	X	X	X	X	X
Mid Cap Stock Risk	X	X	X	X	X					X	X	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X		X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities							X	X					X	X
New Fund Risk
Non-Diversification Risk							X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Quantitative Investing Risk											X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk
Small Capitalization Securities	X	X	X	X	X					X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Target Date Allocation Risk
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk			X		X										X
Volatility Risk	X	X	X	X	X		X	X	X	X	X	X	X	X	X
Warrants Risk	X	X	X	X	X		X		X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Securities and Forward Commitments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Value Opportunities	World Bond Fund		Target Retirement 2010	Target Retirement 2015	Target Retirement 2020	Target Retirement 2025	Target Retirement 2030	Target Retirement 2035	Target Retirement 2040	Target Retirement 2045	Target Retirement 2050	Balanced Allocation	Conservative Allocation	Equity Growth Allocation	Growth Allocation
Active Trading Risk		X
Asset Allocation Risk													X	X	X	X
Asset Coverage	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities		X		X	X	X	X	X	X	X	X	X	X	X		X
Bank Loans and Loan Participations		X		X	X	X	X	X	X	X	X	X	X	X		X
Floating Rate Loans		X		X	X	X	X	X	X	X	X	X	X	X
Loan Participations		X				X	X	X	X	X	X	X	X	X	X
Senior Loans		X				X	X	X	X	X	X	X	X	X	X
Unsecured Loans Risk		X				X	X	X	X	X	X	X	X	X	X
Borrowing	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk		X		X	X	X	X	X	X	X	X	X	X	X		X
Commodity Sector Risk
Convertible Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments		X
Hybrid Instruments		X		X	X	X	X	X	X	X	X	X	X
Credit-Linked Securities		X
Index Securities and Structured Notes		X
Event Linked Bonds
Foreign Currency Transactions	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk
Dollar Rolls		X
Equity Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
ETFs	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks				X	X	X	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk															X	X
Healthcare-Related Securities Risk
High Yield Securities (“Junk Bonds”)	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid Investments	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk
Inflation Protected Debt Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk		X		X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities		X
Investment Grade Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Stock Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities		X
New Fund Risk		X
Non-Diversification Risk		X
Other Capital Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk		X
Real Estate Related Securities Risks	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk
Small Capitalization Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Target Date Allocation Risk				X	X	X	X	X	X	X	X	X
Taxable Income Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Underlying Fund Risk				X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk	X
Volatility Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Securities and Forward Commitments Risk	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X

ACTIVE TRADING RISK.  Active or frequent trading of a Fund’s portfolio securities could increase the Fund’s transaction costs (thus negatively affecting performance) and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

ASSET ALLOCATION RISK.  Asset allocation risk is the risk that a Fund may not achieve its objective or may underperform other funds with similar investment strategies because the Fund’s strategy for allocating assets among different asset classes does not work as intended.

ASSET COVERAGE.  To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (i) an offsetting position for the same type of financial asset or (ii) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered in clause (i).  Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

ASSET-BACKED SECURITIES.  Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset.  For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Municipal Real Return Fund’s investments.

BORROWING.  Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.”  The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

BANK LOANS AND LOAN PARTICIPATIONS.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans.  A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank).  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed.  Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest.  Further, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks.  For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

Floating Rate Loans.  Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”).  Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.  Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread.  The base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.  Floating rate loans generally are subject to legal or contractual restrictions on resale.  The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans.  For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time.  During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.  Difficulty in selling a floating rate loan can result in a loss.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others.  In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality.  Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”.  Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations.  Each sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal.  Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans.  Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks.  Most floating rate loans and certain debt securities allow for prepayment of principal without penalty.  Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks.  Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets.  Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations.  Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.  Each of the Funds is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans.  In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.  The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information.  A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer.  Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk.  To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available.  Any such legislation or regulation could also depress the market values of floating rate loans.

Loan Participations.  A participation interest is a fractional interest in a loan, issued by a lender or other financial institution.  The lender selling the participation interest remains the legal owner of the loan.  Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan.    As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans.  Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer.  Senior debt has greater seniority in the issuer’s capital structure than subordinated debt.  In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment.  There is less readily available, reliable information about most senior loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs.  Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans.  Adverse market conditions may impair the liquidity of some actively traded senior loans.  To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.  If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans.  To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized senior loans involve a greater risk of loss.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral.  If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade.  The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities ( which are typically fixed rate).

Unsecured Loans.  The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

CALL RISK.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are then reinvested at lower interest rates.

COMMODITY SECTOR RISK.  Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities.  The prices of commodity-linked derivative securities may be affected by changes in overall market movements, changes in interest rates and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as commodity index volatility generally.  The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.  The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate.

CONVERTIBLE SECURITIES.  The market value of a convertible security performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls.  Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as its underlying common stock.

COUNTERPARTY RISK.  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights.  The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK.  Credit risk refers to the possibility that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs).  Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation.  ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars.  EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies.  The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted.  A Fund may also invest in unsponsored depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the United States.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.  See also “Foreign Investments” below.

DERIVATIVE INVESTMENTS

Certain Funds may use instruments called derivatives or derivative securities.  A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”).  Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument).  Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange.  Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation.  Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties.  OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts.  OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument.  Derivative contracts may also expose the Fund to additional liquidity and leverage risks.  See “Risk Factors in Derivative Instruments” below.

Each Fund may use derivatives for hedging purposes.  Certain Funds may also use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns.  The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions.  When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself.  No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging.  Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings.  For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures.  Derivatives may also be used to hedge against duration risk in fixed-income investments.  Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner.  However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund.  In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective.  No Fund is required to engage in hedging transactions, and each Fund may choose not to do so.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed.  A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate.  If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all.  A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations.  Further, suitable derivative transactions might not be available at all times or in all circumstances.  Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative.  An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments.  Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts.  A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index).  Certain Funds may also enter into options on foreign currencies.  As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all.  A Fund may only write “covered” options.  The sections below describe certain types of options and related techniques that the Funds may use.

Call Options.  A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument.  If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option.  Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date.  In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i)  the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument.  In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund.  Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options.  A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a put option in anticipation of a decline in market values of securities.  This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest.  In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument.  However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase.  Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles.  Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values.  Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument.  A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices.  Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest.  Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference.  As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options.  There are several risks associated with options transactions.  For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets.  Such imperfect correlation could then cause a given transaction to fail to achieve its objectives.  Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange.  There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised.  Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments.  Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons:  (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist.  However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group in investors acting in concert.  As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions.  Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded.  To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks.  Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets.  See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices.  The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised.  As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract.  Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction.  The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract.  Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”).  If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date.  As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract.  In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss.  While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts.  A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time.  The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options.  The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations.  Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.  Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

Additional Considerations of Commodity Futures Contracts.  In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts.  In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract.  To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options.  Futures contracts are considered to be commodity contracts.  Each Company, on behalf of the Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations.  As a result, the Funds are not subject to registration or regulation as a CPO.

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument.  Swap agreements are entered into for periods ranging from a few weeks to more than one year.  In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument.  The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed.  The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index.  The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments.  A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio.  If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap.  A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy.  If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors.  In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps.  A Fund may also enter into options on swap agreements (“swaptions”).  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars.  An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa).  For example, a $10 million

LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes.  Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations.  Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes.  In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors.  In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level.  In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level.  An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps.  A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument.  In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.  As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap.  However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee.  Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals.  As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Currency Swaps.  A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule.  The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both).  Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities.  However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates.  In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs.  In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument.  The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets.  Credit default swaps typically last between six months and three years, provided that no credit event occurs.  Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS.  A Fund generally will not buy protection on issuers that are not currently held by that particular Fund.  However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap.  If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS).  However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value.  If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer.  However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world.  The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets.  CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry.  While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments).  The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments.  A Fund may enter into total return swaps, assets swaps, inflation swaps and other types of swap agreements.  In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments).  Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument.  For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index.  Inflation swaps are generally used to transfer inflation risk.  See “Inflation-Linked Instruments” herein.

Swaptions.  A Fund may also enter into swap options, or “swaptions.”  A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms.  A Fund may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option.  When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Asset Segregation.  As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives.  In the case of swaps that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open.  With respect to swaps that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional value.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.  By setting aside assets equal only to its net obligations under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent that if the Fund were required to segregate assets equal to the full notional amount of the swaps.

Risks Associated with Swaps and Swaptions.  Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions.  These investments involve significant risk of loss.  Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  If a sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.  Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses.  Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.  However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.  There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the applicable sub-adviser believes are advantageous to such Fund.  In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.  Investing in swaps and related techniques involves the risks associated with investments in derivative instruments.  Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors in OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure.  Inflation — a general rise in the prices of goods and services — is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by U.K. Office for National Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index.  Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps.  A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI.  The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap agreement.  CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity.  The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI.  A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures.  There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services.  Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.  Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally.  See “Risk Factors in Derivative Instruments” herein.  The market for inflation-linked instruments is still developing.  Each sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative.  For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics.  Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks.  Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids.  Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives.  Each sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities.  Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term.  However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes.  Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index).  Structured notes are debt indexed securities.  Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments.  The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital.  These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator.  Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds.  Certain Funds may invest in “event-linked bonds” (or “catastrophe bonds”).  The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic.  If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond.  Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred.  Such extension may increase volatility.  Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.  Event-linked bonds are subject to the risks inherent in derivative transactions.  See “Derivative Instruments — Risks Factors in Derivative Instruments” above.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts.  The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns.  A Fund may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.  Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts.  Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy.  Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date.  The market value of a forward fluctuates with changes in foreign currency exchange rates.  Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation.  A Fund will record a realized gain or loss when the forward is closed.  Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received.  Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value.  Position hedges tend to offset both positive and negative currency fluctuations.  Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen.  This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency.  However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency.  Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Currency Swaps, Options and Futures.  In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures.  See “Swap Agreements and Swaptions — Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain.  Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward.  Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions.  It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market.  Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  Foreign currency transactions are also subject to the risks inherent in investments in foreign markets.  Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk — the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk — the risk that the counterparty to an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk — in respect of index-linked derivatives, the risks associated with changes in the underlying indices.  If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk — the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration).  Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk — the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

The potential loss on derivative instruments may be substantial relative to the initial investment therein.  A Fund incurs transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.  In addition, to the extent that a Fund invests in commodity-linked derivatives, such Fund may be considered a “commodity pool” under the Commodity Exchange Act, as amended, and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder.  However, none of the Companies, the adviser or any sub-adviser will be subject to registration or regulation as a commodity pool operator with respect to a Fund, as a result of certain exemptions from registration available to them pursuant to applicable CFTC rules.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk.  This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted.  The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.  In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists).  There can be no assurance that a

Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK.  Securities that pay high dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends.  A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.  Also, changes in the dividend policies of companies in which a Fund invests and the capital resources available at such companies for such payments may affect income paid to the Fund.

DOLLAR ROLLS.  In connection with their ability to purchase securities on a when-issued or forward commitment basis, certain of the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.  The Funds give up the right to receive principal and interest paid on the securities sold.  However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.  Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.  The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly.  There is no assurance that dollar rolls can be successfully employed.  In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares.  Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted.  Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market.  Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

ETFs.  ETFs are registered investment companies that trade their shares on stock exchanges (such as the American Stock Exchange and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities.  As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day.  ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed.  An investment in an ETF generally implicates the following risks:  (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and polices of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a price that is lower than its net asset value; and (v) the risk that an active market for the ETF’s shares may not develop or be maintained.  Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.  Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.  Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Generally, a Fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company (which would include an ETF) if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund.  The Funds may rely on these exemptive orders to invest in ETFs.

EVENT RISK.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES.  Certain Funds are permitted to invest in fixed income securities including, but not limited to:  (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include:  (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States.  These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities.  Less information may be available about foreign entities compared with U.S. entities.  For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.  Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes.  A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index.  Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock.  LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined.  LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption.  A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period.  There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund.  Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.  In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets.  In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  See “Investments in Emerging Market Securities” below.

FUND OF FUNDS STRUCTURE RISKS.  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.  An investor in a fund of funds indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund of funds’ direct fees and expenses.  The fund of funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund.  Rebalancing Underlying Funds may also increase transaction costs to Underlying Fund investors.  Also, management of a fund of funds entails potential conflicts of interest because the fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Funds’ Board of Directors.  The investment allocation limitations make certain Funds less flexible in their investment strategies than other funds of funds.  In addition, with respect to certain Target Retirement Funds, a Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  Prospective investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these Funds.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS.  Recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole.  The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date.  This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  HISFCO and the sub-advisers will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH ORIENTATION RISK.  The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser.  In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.  Also, the growth investing style may over time go in and out of favor.  During times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK.  Many healthcare-related companies are smaller and less seasoned than companies in other sectors.  Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete.  Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.  A number of legislative proposals concerning healthcare have been introduced, considered or adopted by the U.S. Congress in recent years.  These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and the promotion of prepaid healthcare plans.  A Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

HIGH YIELD SECURITIES (“JUNK BONDS”).  Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, as well as any security or loan that is unrated but determined by the applicable sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be.  Each rating category has within it different gradations or sub-categories.  For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”.  Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund.  Junk bonds may be issued by less creditworthy issuers.  Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.  Junk bonds are also subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.  Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures.  If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.  Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions.  Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes.  Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a junk bond does not necessarily take into account its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories.  Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares.  If a security or bank loan is downgraded to a rating category that does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

ILLIQUID INVESTMENTS.  Each Fund is permitted to invest in illiquid securities or other illiquid investments in an amount up to 15% of its net assets (10% for Inflation Plus Fund and 5% for Money Market Fund).  Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value.  A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments.  If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid:  (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

INDEX STRATEGY RISK.  An index fund is not actively “managed,” and therefore the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from a Fund’s portfolio.  The Fund will remain invested in stocks even when stock prices are generally falling.

INDUSTRY CONCENTRATION RISK.  A Fund that invests primarily in a small number of business sectors may be exposed to greater liquidity risk and risk of loss should adverse economic developments occur in one of those sectors.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation protected debt security.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently.  As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.  Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.  Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the securities is not guaranteed and will fluctuate.  Other inflation related securities, such as CIPS, may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS.  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO.  Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value.

INTEREST RATE RISK.  Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in a Fund’s income.

INVERSE FLOATING RATE SECURITIES.  Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate.  Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall.  Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes.  Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating).  A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.  Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities.

Certain Funds may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third parties.  This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond.  If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond.  The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates.  In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction.  The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments.  See “Derivative Instruments” herein.

INVESTMENT GRADE SECURITIES. The Money Market Fund is permitted to invest in high quality, short term instruments as determined in accordance with the provisions of Rule 2a-7 under the 1940 Act.  Certain other Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”) or “AAA”, “AA”, “A” or “BBB” by Fitch, Inc. (“Fitch”)) (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings).  These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.  Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by a sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK.  Investment strategy risk is the risk that, if a sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money.  There is no guarantee that a Fund’s investment objective will be achieved.

INVESTMENTS IN A SUBSIDIARY.  Certain Funds each may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below.  Each Subsidiary is advised by HIFSCO, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds.  However, unlike the Funds, each Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements.  Further, each Subsidiary (unlike the Funds) may invest without limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities.  Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments.  See “Derivative Instruments” above.

Each Subsidiary is overseen by its own board of directors, which is comprised of officers of the Companies. Each Fund is the sole shareholder of its corresponding Subsidiary, and shares of that Subsidiary will not be sold or offered to other investors.  The Funds will likely invest primarily through the Subsidiaries to gain exposure to the commodity-related instruments in which the Subsidiaries invest, but the Funds also may invest directly in commodity-related instruments.

The financial statements of each Subsidiary will be consolidated with the financial statements of its corresponding Fund in that Fund’s Annual and Semi-Annual Reports. Each Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of a Fund’s Annual Report are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in the applicable Fund’s prospectus or this SAI, are not subject to the investor protection mechanisms or oversight regime of the 1940 Act.  However, because each Fund wholly owns and controls its Subsidiary, and the Funds and Subsidiaries are both managed by HIFSCO, it is unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. For example, if Cayman Islands law changes such that a Subsidiary, which is not currently subject to income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

A Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income).  Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. Each affected Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in its Subsidiary will constitute qualifying income to the Fund.

Each Subsidiary will not be subject to U.S. federal income tax. Each Subsidiary will, however, be considered a controlled foreign corporation, and each Fund will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, each Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.

INVESTMENTS IN EMERGING MARKET SECURITIES.  Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.”  Emerging markets include those countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts.  A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

In addition to the risks of foreign investing and the risks of investing in developing or emerging markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks.  Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership.  Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight.  In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange.  However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

LENDING PORTFOLIO SECURITIES.  Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income.  If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Fund’s Board of Directors.  The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities.  The Board of Directors has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted.  The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan.  For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following:  (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;  (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS.  The Board of Directors may determine to close and liquidate a Fund at any time.  In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund.  Depending on a shareholder’s basis in his or her Fund shares, a liquidating distribution may be a taxable event to shareholders and result in a gain or loss for tax purposes.

MARKET RISK.  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

MID CAP STOCK RISK.  Mid capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.  Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest a significant portion of its assets in cash and high quality money market instruments when its sub-adviser, subject to the overall supervision of HIFSCO, deems it appropriate, and may invest up to 100% of its total assets in cash or money market instruments for temporary defensive purposes.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  Each Fund may also invest in Money Market Fund, or in another registered money market fund, that invests in money market instruments, as permitted by regulations adopted under the 1940 Act.

The Money Market Fund may invest in cash and high quality money market instruments at any time in accordance with its investment objective and strategies.

MORTGAGE-RELATED SECURITIES.  The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others.  The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain unique risks.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility.  This is known as “extension risk.”  In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.”  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates.  Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid.  The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time.  The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity.  As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages.  When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities.  For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations.  Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.  Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class.  CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity.  As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways.  Market changes may also result in increased volatility in market values and reduced liquidity.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets.  If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced.  In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent.  Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets.  PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile.  If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government.  See “U.S. Government Securities Risk” below.  To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks.  Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works.  Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses.  Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams.  Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds.  General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source.  The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility.  Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed.  The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI).  The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities and the possibility of future legislative changes that could affect the market for and value of municipal securities.  These risks also include:

General Obligation Bonds Risk — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal.  Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source.  These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise.  The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.  If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality.  If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk — Municipal notes are shorter term municipal debt obligations.  They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts.  If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation.  The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so.  Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.  However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

As a fundamental policy, Municipal Real Return Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.  For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.  Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act.  Such refunded municipal bonds will, however, be counted for purposes of the policy that Municipal Real Return Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.  Under this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security.  If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security.  If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer.  Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer.  In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer.  If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening.  If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books.

NEW FUND RISKS.  Emerging Markets Local Debt Fund, Emerging Markets Research Fund, and World Bond Fund are new Funds, with limited operating history, which may result in additional risk.  There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds.  While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

NON-DIVERSIFICATION RISK.  Certain Funds are non-diversified, which means they are permitted to invest more of their assets in fewer issuers than a “diversified” fund.  Thus, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

OTHER CAPITAL SECURITIES.  Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES.  Certain Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs.  The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) and ETFs as part of their principal investment strategies.  Securities in certain countries are currently accessible to the Funds only through such investments.  Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies.

Generally, a Fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK.  The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities.  The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

QUANTITATIVE INVESTING RISK.  Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio.  The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

REAL ESTATE RELATED SECURITIES RISKS.  The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  Further, the real estate industry is particularly sensitive to economic downturns.  If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks surrounding real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) involve unique risks.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code.  Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.  REITS are also subject to interest rate risks.

RECENT FIXED INCOME MARKET EVENTS.  The fixed income markets have recently experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result,  fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate,  mortgage and credit markets.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline.  These events as well as continuing market upheavals may have an adverse effect on the Funds.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.  On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship.  First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC under which the U.S. Treasury agreed to purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock.  Second, the U.S. Treasury announced the creation of a new secured lending facility to be available to each of FNMA and FHLMC as a liquidity backstop.  Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC.  Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.  FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.  In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.  Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.  The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment.  A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction.  The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase.  Each Fund is permitted to enter into fully collateralized repurchase agreements.  Each Company’s Board of Directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.  The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price.  A Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities.  In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES.  A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.  A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities).  Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange).  These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors.

SECURITIES TRUSTS.  Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured.  These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps.  Examples include TRAINS, TRACERS, CORE and funded CDX.  Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities.  By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes.  These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions.  In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SHORT SALES AND LEVERAGE RISK.  Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value.  When a Fund makes a short sale, it sells a borrowed security (typically from a broker or other institution).  A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities (i.e., the broker or other institution).  A Fund may not always be able to borrow the security at a particular time or at an acceptable price, so there is risk that the Fund may be unable to implement its investment strategy due to, among other reasons, the lack of available stocks.

After selling the borrowed security, a Fund is obligated to “cover” the short sale by purchasing and returning the security to the lender.  A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities.  A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security.  Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale.  There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price.  Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation.  This may limit the Fund’s investment flexibility and its ability to meet redemption requests or other current obligations.

A Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security.  In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent.  ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange.  These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.

Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions).  These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short.  The use of leverage may increase a Fund’s exposure to long equity positions, magnify any change (positive or negative) in the Fund’s net asset value and result in increased volatility of returns.  There is no guarantee that any Fund will leverage its portfolio, or if it does, that its leveraging strategy will be successful.  A Fund cannot guarantee that the use of leverage will produce a higher return on an investment, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES.  Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations.  Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees.  As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:  (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such stocks; (iii) thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; and (vi) increased susceptibility to losses and bankruptcy and increased transaction costs.

SOVEREIGN DEBT.  Investments in sovereign debt involve special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment.  Some of these countries are also characterized by political uncertainty or instability.  Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  If a government entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.  Additionally, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal.  This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.  Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  See also “Foreign Investments” above.

STRUCTURED SECURITIES.  Because structured securities of the types in which a Fund may invest typically involve no credit enhancement, their credit risk is generally equivalent to that of the underlying instruments.  Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act. Therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein.

TARGET DATE ALLOCATION RISK.  Certain Funds are designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the further away a Fund is from its target year, the higher the percentage of equity investments it will hold, and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer a Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

TAXABLE INCOME RISK.  Taxable income risk is the risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax.

TRACKING ERROR RISK.  A Fund’s performance may not match or correlate with that of the index it seeks to mimic, either on a daily or aggregate basis.  Factors such as cash flows, Fund expenses, imperfect correlation between the Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the index and regulatory requirements may cause the Fund’s performance to diverge from the performance of the index.  Tracking error risk may cause the Fund’s performance to be less than expected.

UNDERLYING FUND RISK.  A Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.  In addition, the Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Funds in which it invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

U.S. GOVERNMENT SECURITIES RISK.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

VALUE ORIENTATION RISK.  Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK.  Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS RISK.  If the price of the underlying stock does not rise above the exercise price before a warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS RISK.  A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if a sub-adviser deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery.  There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation.  If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.  Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

ZERO COUPON SECURITIES.  A zero coupon security is a security that makes no interest payments but is instead sold at a deep discount from its face value.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

PORTFOLIO TURNOVER.

The portfolio turnover rate for Global Research Fund was significantly lower in fiscal year 2010 than in fiscal year 2009 as a result of changes in the portfolio management team during fiscal year 2009.  The portfolio turnover rate for Inflation Plus Fund was significantly higher in fiscal year 2010 than in fiscal year 2009.  The changes in the Inflation Plus Fund’s portfolio turnover rate resulted from the implementation of the strategies of the Fund’s sub-adviser in response to market volatility.  The portfolio turnover rate for International Growth Fund was significantly lower in fiscal year 2010 than in fiscal year 2009 as a result of less volatile market conditions.  The portfolio turnover rate for Small/Mid Cap Equity Fund was significantly higher in fiscal year 2010 than in fiscal year 2009 primarily because the Fund changed its investment strategy from investing primarily in midcap growth stocks to investing primarily in small and midcap stocks.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ website at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month, except (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month; (b) a Fund that has a wholly-owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month; and (c) the Money Market Fund will publicly disclose its complete month-end portfolio holdings no later than 5 business days after the end of each month.

Each Fund (other than the Money Market Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except:  (a) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding); and (b) if a Fund has a wholly-owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

Each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the Fund’s investment sub-adviser also may confidentially or publicly disclose portfolio holdings on a more frequent basis if approved by the Fund’s Chief Compliance Officer (“CCO”) and at least one other Fund officer in accordance with the Fund’s disclosure policy.

Portfolio holdings are disclosed to the Funds’ custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds.  Portfolio holdings may also be disclosed to persons assisting a Fund or its investment sub-adviser in the voting of proxies, to securities lending agents and to the Fund’s bank lenders.  In connection with managing a Fund, such Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.  From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

BlackRock Financial Management, Inc.

Brown Brothers Harriman & Co.

Class Action Claims Management

Confluence Technologies

Ernst & Young LLP (each Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

Glass, Lewis & Co.

Goldman Sachs Agency Lending

Interactive Data Corporation

Investment Technology Group, Inc.

J.P.  Morgan Securities, Inc.

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

State Street Bank and Trust Company (each Fund’s Custodian and Securities Lending Agent)

State Street Investment Management Solutions

SunGard Expert Solutions

Wolters Kluwer Financial Services

Portfolio holdings are disclosed at various times to Lipper Inc.  (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Funds.  Portfolio holdings are disclosed on a daily basis to BlackRock Financial Management, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Glass Lewis & Co., Goldman Sachs Agency Lending, Investment Technology Group, Inc. (for certain Funds), Markit WSO Corporation (for certain Funds), State Street Bank and Trust Company , State Street Investment Management Solutions and SunGard Expert Solutions.  Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc.  (for certain Funds) with no lag time.  Portfolio holdings are disclosed to J.P.  Morgan, Class Action Claims Management and Wolters Kluwer Financial Services on a monthly basis, with lag times of five calendar days, two days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Interactive Data Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated on a quarterly basis, with lag times of three, three andfive business days, respectively.  Portfolio holdings are disclosed to the Funds’ independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds’ independent registered public accounting firm to provide services to the Funds, with no lag time.  Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford or its investment sub-advisers may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries, (ii)  value and growth stocks and small, mid and large-cap stocks, (iii) stocks, bonds, currencies and cash and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings.  Hartford or its investment sub-advisers may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Funds’ web site or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

Hartford and its investment sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of a Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the Fund’s policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Funds’ policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the Funds’ CCO or his/her designee.

In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The Funds’ CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO.

The Board of Directors of the Funds reviews and approves the Funds’ policy on disclosure of portfolio holdings.  The CCO for the Funds’ investment manager will provide summaries of all newly approved arrangements and report exceptions to and material violations of this policy to the Board of Directors of the Funds.  There can be no assurance, however, that the Funds’ portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below.  Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards of Directors.  The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2003

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (4/2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (3/2003 to current).  From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund.  Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

				89

Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (4/2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (3/2003 to current).

ROBERT M. GAVIN (1940) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director and Chairman of the Board	Director since 2002(1) Director since 1986(2) Chairman of the Board for each Company since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.	89	None

DUANE E. HILL (1945) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
SANDRA S. JAFFEE (1941) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions, as well as a Trustee of Muhlenberg College.

				89	Ms. Jaffee is a member of the Board of Directors of Broadridge Financial Solutions (11/2010 to current)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm.  In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010).  In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc.  In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.  Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006.  From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				89

Mr. Johnston is a Member of the Supervisory Board of Fresenius Medical Care AG & Co. (5/2006 to current); LifeCare Holdings, Inc., (8/2007 to current) and HCR-ManorCare, Inc. (2/2008 to current). Mr. Johnston served as a Director of Renal Care Group (11/2002 to 3/2006) and as a Director of MultiPlan, Inc. (7/2006-8/2010).

PHILLIP O. PETERSON (1944) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002(1) Since 2000(2)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (2/2007 to current)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LEMMA W. SENBET (1946) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business.  He was chair of the Finance Department during 1998 to 2006.  Previously he was a chaired professor of finance at the University of Wisconsin-Madison.  Also, he was director of the Fortis Funds from March 2000 to July 2002.  Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.  In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

				89	None

(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DAVID LEVENSON*** (1966) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business.  He was appointed to this role in July 2010.  Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010.  From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009.  He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and HL, Inc.

				89	None

LOWNDES A. SMITH** (1939) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 1996(1) Since 2002(2)	Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. (“The Hartford”) from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.	89

Mr. Smith is a Director of White Mountains Insurance Group Ltd. (10/2003 to current); One Beacon Insurance (10/2006 to current); Symetra Financial (8/2007 to current) and Whittington Gray Associates (1/2007 to current)

JAMES E DAVEY**** (1964) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	President and Chief Executive Officer	Since 2010

Mr. Davey serves as Executive Vice President of Hartford Life.  Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”).  Mr. Davey joined The Hartford in 2002.

				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
TAMARA L. FAGELY (1958) c/o Hartford Mutual Funds 500 Bielenberg Drive Woodbury, MN 55125	Vice President, Controller and Treasurer	Since 2002(1) Since 1993(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.  In addition Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

				N/A	N/A

SUSAN FLEEGE (1959) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	AML Compliance Officer	Since 2011

Ms. Fleege currently serves as a Director of Risk Management at The Hartford.  She previously served as AML Compliance Officer for the Fund from 2005-2008.  Ms. Fleege joined Hartford Life in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005.  Ms. Fleege is a certified Anti-Money Laundering Specialist.

				N/A	N/A

DR. ROBERT J. FROEHLICH (1953) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Senior Managing Director	Since 2009	Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management 1997 to 2009.	N/A	N/A

EDWARD P. MACDONALD (1967) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer Mutual Funds and Vice President of HIFSCO. He also serves as Secretary and Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors.  Mr. Macdonald joined the Hartford in 2005.

				N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006	Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
COLLEEN PERNEREWSKI‡ (1969) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Chief Compliance Officer	Since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

				N/A	N/A

ELIZABETH L. SCHROEDER† (1966) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2010	Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.	N/A	N/A

MARTIN A. SWANSON† (1962) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2010

Mr. Swanson is a Vice President of Hartford Life.  Mr. Swanson also serves as Vice President/Marketing for HIFSCO.  Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

				N/A	N/A

JANE WOLAK (1961) c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2009

Ms. Wolak currently serves as Vice President of Hartford Life.  Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007.  She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 to 2007.

				N/A	N/A

(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	Term of Office: Each officer and Director may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.
***	David Levenson was appointed as a director of each Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.
****

James E. Davey assumed the role of president and chief executive officer of each Company effective November 4, 2010. Robert Arena previously served as president and chief executive officer of the Companies from 2009 through 2010.

†	Martin A. Swanson and Elizabeth L. Schroeder each was appointed as a Vice President of each Company effective November 4, 2010.
‡

Colleen Pernerewski assumed the role of Chief Compliance Officer for each Company effective September 8, 2010. Thomas J. Jones previously served as chief compliance officer of the Companies from 2006 through 2010

All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

BOARD OF DIRECTORS.  Each Company has a Board of Directors. The same directors serve on the Board of each Company.  The Board is responsible for oversight of the Funds.  The Board elects officers who are responsible for the day to day operations of the Funds.  The Board oversees the investment manager and the other principal service providers of the Funds.  The Board currently holds six regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times. As described in more detail below, the Board has established four standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance Committee, Investment Committee and Nominating Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees.  The Independent Chairman may also perform such other functions as may be requested by the Board from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure permits an efficient allocation of responsibility among Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, implement risk management in their activities.  The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects.  The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management.  In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate).  Other committees also review matters relating to risk.  The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters.  The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year.  The Investment Committee assists the Board in overseeing investment matters.  The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk.  The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.

Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board.  The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson and David Levenson.  Each Compliance Committee assists the applicable Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet and Lowndes A. Smith.  Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating Committee currently consists of all non-interested directors of the Funds:  Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  Each Nominating Committee (i) screens and selects candidates to the applicable Board of Directors, and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2010, the above referenced committees of each of the Companies met the following number of times:  Audit Committee — 6 times, Investment Committee — 7 times, Nominating Committee — 3 times and the Compliance Committee — 4 times.

All Directors and officers of the Companies are also directors and officers of two other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser.

DIRECTOR QUALIFICATIONS.  The governing documents for the Companies do not set forth any specific qualifications to serve as a Director.  The Charter for the Nominating Committee also does not set forth any specific qualifications, but it does set forth criteria that the Committee should consider as a minimum requirement for consideration as an independent director, including:  15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

The Board has concluded, based on each director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Funds.  Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment.  The Board has considered the actual service of each director in concluding that the director should continue to serve.  Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities.  Set forth below is a brief description of the specific experience of each director.  Additional details regarding the background of each director is included in the chart earlier in this section.

Lynn S. Birdsong.  Mr. Birdsong has served as a director of the Funds since 2003.  He has served as Co-Chairman of the Investment Committee since 2005.  Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years.  He has served as a director of other mutual funds for more than ten years.

Robert M. Gavin.  Dr. Gavin has served as a director of the Funds (and their predecessors) since 1986.  He has served as Chairman of the Board of the Funds since 2004.  Dr. Gavin has more than twenty-two years of experience in leadership positions in higher education, including serving as president of Macalester College, St. Paul, Minnesota.

Duane E. Hill.  Mr. Hill has served as a director of the Funds since 2001.  He has served as the Chairman of the Nominating Committee since 2003.  Mr. Hill has more than thirty-five years experience in senior executive positions in the banking, venture capital and private equity industries.

Sandra S. Jaffee.  Ms. Jaffee has served as a director of the Funds since 2005.  Ms. Jaffee has more than thirty-five years of experience as a senior executive in the financial services and technology area, including serving as chairman and CEO of a leading provider of compliance/regulatory technology to financial institutions and as president and CEO of the global securities services division of a major financial services company.

William P. Johnston.  Mr. Johnston has served as a director of the Funds since 2005.  He has served as Chairman of the Compliance Committee since 2005.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal industries.  He currently serves as a senior adviser to a global private equity investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson.  Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000.  He has served as the Chairman of the Audit Committee since 2002.  Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry.  He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet.  Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000.  For more than twenty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university.  He has served the finance profession in various capacities, including as a director or officer of finance associations.

Lowndes A. Smith.  Mr. Smith has served as a director of the Funds (and their predecessors) since 1996.  He has served as Co-Chairman of the Investment Committee since 2005.  Mr. Smith previously served as Vice Chairman of The Hartford Financial Services Group, Inc. and as President and CEO of Hartford Life Insurance Company.  Mr. Smith serves on a variety of other boards.

David Levenson.  Mr. Levenson has served as a director of the Funds since 2010.  He currently serves as Executive Vice President of The Hartford Financial Services Group, Inc. and as President, Director and Chief Executive Officer of Hartford Life Insurance Company and Hartford Life, Inc.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2010 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Lynn S. Birdsong	Capital Appreciation II Fund	Over $100,000	Over $100,000
	Dividend and Growth Fund	$50,001-$100,000
	Equity Income Fund	$10,001-$50,000
	Fundamental Growth Fund	$10,001-$50,000
	Global All-Asset Fund	$10,001-$50,000
	Global Growth Fund	Over $100,000
	High Yield Fund	$10,001-$50,000
	MidCap Fund	$10,001-$50,000
	Total Return Bond Fund	$10,001-$50,000

Dr. Robert M. Gavin	Balanced Allocation Fund	Over $100,000	Over $100,000
	Global Growth Fund	$10,001-$50,000
	Growth Fund	Over $100,000
	Growth Opportunities Fund	Over $100,000
	Money Market Fund	$50,001-$100,000
	Total Return Bond Fund	Over $100,000

Duane E. Hill	Capital Appreciation Fund	Over $100,000	Over $100,000
	Floating Rate Fund	$50,001-$100,000

Sandra S. Jaffee	Capital Appreciation Fund	$10,001-$50,000	$50,001-$100,000

William P. Johnston	Capital Appreciation Fund	Over $100,000	Over $100,000
	Capital Appreciation II Fund	Over $100,000
	Global All-Asset Fund	Over $100,000

Phillip O. Peterson	Capital Appreciation II Fund	$10,001-$50,000	$50,001-$100,000
	Global Research Fund	$10,001-$50,000

Lemma W. Senbet	Capital Appreciation II Fund	$1-$10,000	Over $100,000
	Dividend and Growth Fund	$10,001-$50,000
	Global Health Fund	$10,001-$50,000
	Growth Opportunities Fund	$10,001-$50,000
	Small Company Fund	$10,001-$50,000
	Municipal Real Return Fund	$1-$10,000
	Value Fund	$1-$10,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Lowndes A. Smith	Advisers Fund	$10,001-$50,000	Over $100,000
	Capital Appreciation Fund	Over $100,000
	Global Growth Fund	$10,001-$50,000
	Global Health Fund	$50,001-$100,000
	Global Real Asset Fund	Over $100,000
	Global Research Fund	$10,001-$50,000
	International Opportunities Fund	$10,001-$50,000
	MidCap Fund	$50,001-$100,000
	Small Company Fund	$50,001-$100,000

David Levenson	Capital Appreciation II Fund	Over $100,000	Over $100,000
	Dividend and Growth Fund	$1-$10,000
	Fundamental Growth Fund	Over $100,000
	Global Growth Fund	$10,001-$50,000
	Global Health Fund	$50,001-$100,000

Global Research Fund	$50,001-$100,000
Growth Fund	$10,001-$50,000
Growth Opportunities Fund	$10,001-$50,000
MidCap Fund	$10,001-$50,000
Value Fund	$10,001-$50,000
Value Opportunities Fund	$1-$10,000

COMPENSATION OF OFFICERS AND DIRECTORS.  The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.  The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2010 and certain other information.

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.	Aggregate Compensation From The Hartford Mutual Funds II, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds And Fund Complex Paid To Directors*
Lynn S. Birdsong,	$99,486	$5,813	$0	$0	$187,500
Director
Dr. Robert M. Gavin,	$138,751	$8,107	$0	$0	$261,500
Director
Duane E. Hill,	$88,874	$5,193	$0	$0	$167,500
Director
Sandra S. Jaffee,	$88,079	$5,146	$0	$0	$166,000
Director
William P. Johnston,	$101,609	$5,937	$0	$0	$191,500
Director
Phillip O. Peterson,	$101,609	$5,937	$0	$0	$191,500
Director
Lemma W. Senbet,	$81,713	$4,774	$0	$0	$154,000
Director
Lowndes A. Smith,	$97,100	$5,673	$0	$0	$183,000
Director

* As of October 31, 2010, four registered investment companies in the Complex paid compensation to the directors.

The sales load for Class A and Class L shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates.  Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company.  The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

As of [                        , 2011], the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.  As of the date of this filing, no person held an interest in Floating Rate High Income Fund equal to 5% or more of the outstanding shares of a class.  As of [                      , 2011}, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Advisers Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Balanced Allocation Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Balanced Income Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Capital Appreciation Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Capital Appreciation II Fd

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Checks and Balances Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Conservative Allocation Fd

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Corporate Opportunities Fd

The Hartford Disciplined Equity Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Diversified Int’l Fund

The Hartford Dividend and Growth Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Equity Growth Allocation Fd

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Equity Income Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Floating Rate Fund

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Fundamental Growth Fund

The Hartford Global All-Asset Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Global Enhanced Dividend Fd

The Hartford Global Growth Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Global Health Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Global Real Asset Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Global Research Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Growth Allocation Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Growth Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Growth Opportunities Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford High Yield Fund

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Inflation Plus Fund

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford International Growth Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford International Value Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Int’l Opportunities Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Int’l Small Company Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford MidCap Fund

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford MidCap Value Fund

The Hartford Money Market Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Municipal Opportunities Fd

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Municipal Real Return Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Short Duration Fund

The Hartford Small Company Fund

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Small/Mid Cap Equity Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford SmallCap Growth Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Strategic Income Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Target Retirement 2010 Fund

The Hartford Target Retirement 2015 Fund

The Hartford Target Retirement 2020 Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Target Retirement 2025 Fund

The Hartford Target Retirement 2030 Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Target Retirement 2035 Fund

The Hartford Target Retirement 2040 Fund

The Hartford Target Retirement 2045 Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Target Retirement 2050 Fund

The Hartford Total Return Bond Fund

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Value Fund

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

	Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y
The Hartford Value Opportunities Fund

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

Class A	Class B	Class C	Class L	Class I	Class R3	Class R4	Class R5	Class Y

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund.  A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.  As of [              , 2011], Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record             % of Diversified International Fund and             % of Global Enhanced Dividend Fund, and therefore, is a control person of each of those Funds.

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO.  Each investment management agreement provides that HIFSCO, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund.  In addition, HIFSCO or its affiliate(s) provides administrative services to both Companies, including personnel, services, equipment and facilities and office space for proper operation of the Companies.  Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

With respect to Floating Rate Fund, Floating Rate High Income Fund, Global Enhanced Dividend Fund, High Yield Fund, Municipal Opportunities Fund, Corporate Opportunities Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Small/Mid Cap Equity Fund, Strategic Income Fund, Municipal Real Return Fund, Total Return Bond Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Growth Fund, Conservative Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management.  With respect to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Diversified International Fund, Dividend and Growth Fund, Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Income Fund, Fundamental Growth Fund, Global All-Asset Fund, Global Growth Fund, Global Health Fund, Global Real Asset Fund, Global Research Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Value Fund, Value Opportunities Fund and World Bond Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management.  Under each investment services and sub-advisory agreement, Hartford Investment Management or Wellington Management, as applicable, subject to the general supervision of the applicable Company’s Board of Directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.  HIFSCO does not employ the services of a sub-adviser in its management of Checks and Balances Fund.

Hartford Investment Management administers the asset allocation program for Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.  HIFSCO administers the asset allocation program for Checks and Balances Fund.

The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a “Manager of Managers” structure.  HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement.  The exemptive order permits HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from a Fund’s shareholders, to appoint a new sub-adviser not affiliated with HIFSCO.  Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The specific conditions of the exemptive order are as follows:

1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order.  In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure.  The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure.  This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser.  HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), except as modified by the order to permit aggregate fee disclosure.

4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

5. At all times, a majority of the Board of Directors of the Company will be directors who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Company (“Independent Directors”), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors’ minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund’s investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund’s assets; (c) allocate and, when appropriate, reallocate the applicable Fund’s assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund’s investment objective, policies and restrictions.

8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9. The Company will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds.  The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO’s profitability.  Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO’s profitability.

As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee (except Checks and Balances Fund, which pays no management fee), which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets.  With respect to each of the Funds, except Checks and Balances Fund, HIFSCO (not any Fund) pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.

MANAGEMENT FEES

Each Fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value as follows:

Emerging Markets Research Fund(1)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.2000%
Next $250 million	1.1500%
Next $500 million	1.1000%
Next $4 billion	1.0750%
Next $5 billion	1.0725%
Amount Over $10 billion	1.0700%

(1) HIFSCO has contractually agreed to waive 0.1000% of the management fee until February 28, 2014.

Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.0000%
Next $250 million	0.9500%
Next $500 million	0.9000%
Next $4 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

Emerging Markets Local Debt Fund(2)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.0000%
Next $250 million	0.9500%
Next $4.5 billion	0.9000%
Next $5 billion	0.8975%
Amount Over $10 billion	0.8950%

(2) HIFSCO has contractually agreed to waive 0.1000% of the management fee until February 28, 2014.

Global Enhanced Dividend Fund(3)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	1.0000%
Next $500 million	0.9500%
Next $4 billion	0.9000%
Next $5 billion	0.8800%
Amount Over $10 billion	0.8700%

(3) HIFSCO has contractually agreed to waive the Fund’s management fee until February 29, 2012.

Global All-Asset Fund(4) and Global Real Asset Fund(4)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9500%
Next $500 million	0.9000%
Next $4 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

(4) HIFSCO has contractually agreed to waive 0.4000% of the management fee until February 29, 2012.

Global Research Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8750%
Next $4 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

Diversified International Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $4.5 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

Global Health Fund and International Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%

SmallCap Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next 5 billion	0.6300%
Amount Over $10 billion	0.6200%

International Growth Fund and International Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Global Growth Fund and MidCap Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Value Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.8000%
Next $150 million	0.7500%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

MidCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7250%
Next $4 billion	0.6750%
Next $5 billion	0.6725%
Amount Over $10 billion	0.6700%

Growth Fund and Growth Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

Fundamental Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $4.5 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

Small/Mid Cap Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Disciplined Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6750%
Next $4 million	0.6250%
Next $5 million	0.6225%
Amount Over $10 billion	0.6200%

International Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $4.5 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

Dividend and Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $4 billion	0.6000%
Next $5 billion	0.5975%
Amount Over $10 billion	0.5950%

Balanced Income Fund(5)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7250%
Next $250 million	0.7000%
Next $500 million	0.6750%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

(5) Effective November 1, 2010, HIFSCO has voluntarily agreed to waive 0.5000% of the management fee until February 29, 2012.

Floating Rate High Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

World Bond Fund(6)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6500%
Next $4.5 billion	0.6000%
Next $5 billion	0.5750%
Amount Over $10 billion	0.5725%

(6) HIFSCO has contractually agreed to waive 0.1000% of the management fee until February 28, 2014.

Value Fund(7)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $4.5 billion	0.6000%
Next $5 billion	0.5975%
Amount Over $10 billion	0.5950%

(7) HIFSCO has contractually agreed to waive 0.0500% of the management fee until February 29, 2012.

Advisers Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6900%
Next $500 million	0.6250%
Next $4 billion	0.5750%
Next $5 billion	0.5725%
Amount Over $10 billion	0.5700%

Floating Rate Fund and High Yield Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $4.5 billion	0.6000%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Corporate Opportunities Fund and Total Return Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Municipal Opportunities Fund and Strategic Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Inflation Plus Fund and Municipal Real Return Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $4.5 billion	0.4500%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $4.5 billion	0.4000%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Money Market Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4500%
Next $4 billion	0.4000%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1500%
Next $4.5 billion	0.1000%
Next $5 billion	0.0800%
Amount Over $10 billion	0.0700%

SUB-ADVISORY/INVESTMENT SERVICES FEES

The sub-advisory/investment services fee rates are as follows:

Corporate Opportunities Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Enhanced Dividend Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Short Duration Fund, Small/Mid Cap Equity Fund, Strategic Income Fund, Total Return Bond Fund, Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

Average Daily Net Assets	Annual Rate
All Assets	At Cost

Emerging Markets Research Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.6800%
Next $250 million	0.6400%
Next $500 million	0.6000%
Amount over $1 billion	0.5800%

Emerging Markets Local Debt Fund(1)

Average Daily Net Assets	Annual Rate
First $250 million	0.5300%
Next $250 million	0.4900%
Next $500 million	0.4600%
Amount over $1 billion	0.4500%

(1)          Wellington Management has contractually agreed to waive 100% of the Fund’s sub-advisory fee until the Fund reaches $100 million (or until May 31, 2012), 50% of the Fund’s sub-advisory fee until the Fund reaches $250 million (or until November 30, 2012), and 25% of Fund’s sub-advisory fee until the Fund reaches $500 million (or until May 31, 2013).  Additionally, Wellington Management has agreed to cap the sub-advisory fee at 0.4850% until May 31, 2014.

Global All-Asset Fund(2)

Average Daily Net Assets	Annual Rate
First $250 million	0.5000%
Next $250 million	0.4700%
Next $500 million	0.4300%
Amount Over $1 billion	0.4000%

(2)          Wellington Management has contractually agreed to waive 0.2000% of its sub-advisory fee for the Fund’s first year of operation (until May 31, 2011).

Global Real Asset Fund(3)

Average Daily Net Assets	Annual Rate
First $250 million	0.5000%
Next $250 million	0.4500%
Next $500 million	0.4300%
Amount Over $1 billion	0.4000%

(3)          Wellington Management has contractually agreed to waive 0.2000% of its sub-advisory fee for the Fund’s first year of operation (until May 31, 2011).

Capital Appreciation II Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5000%
Next $250 million	0.4500%
Next $500 million	0.4000%
Amount Over $1 billion	0.3500%

Diversified International Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.4700%
Next $250 million	0.4300%
Next $500 million	0.4100%
Amount over $1 billion	0.4000%

Global Research Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.4500%
Next $250 million	0.4000%
Next $500 million	0.3750%
Amount Over $1 billion	0.3500%

Global Health Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.4500%
Next $400 million	0.3500%
Amount over $500 million	0.3000%

International Value Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.4000%
Next $250 million	0.3500%
Next $500 million	0.3200%
Amount Over $1 billion	0.3000%

International Small Company Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3500%
Amount over $150 million	0.2750%

Fundamental Growth Fund and MidCap Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Amount over $150 million	0.2500%

International Growth Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount over $500 million	0.2250%

MidCap Value Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
[Amount over $500 million	0.2333%]

Global Growth Fund, Growth Fund, International Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount over $500 million	0.2000%

Small Company Fund (Team I)

Average Daily Net Assets	Annual Rate
All Assets	0.3750%

Small Company Fund (Team II)

Average Daily Net Assets	Annual Rate
All Assets	0.2800%

Equity Income Fund and Value Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.3500%
Next $100 million	0.2750%
Next $350 million	0.2250%
Amount over $500 million	0.1750%

Disciplined Equity Fund and Dividend and Growth Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.3250%
Next $100 million	0.2500%
Next $350 million	0.2000%
Amount over $500 million	0.1500%

World Bond Fund(4)

Average Daily Net Assets	Annual Rate
First $250 million	0.2900%
Next $250 million	0.2400%
Next $500 million	0.2200%
Next $4 billion	0.2100%
Amount Over $5 billion	0.1750%

(4)          Wellington Management has contractually agreed to waive 100% of the Fund’s sub-advisory fee until the Fund reaches $100 million (or until May 31, 2012), 50% of the Fund’s sub-advisory fee until the Fund reaches $250 million (or until November 30, 2012), and 25% of Fund’s sub-advisory fee until the Fund reaches $500 million (or until May 31, 2013).  Additionally, Wellington Management has agreed to cap the sub-advisory fee at 0.242% until May 31, 2014.

Balanced Income Fund(5)

Average Daily Net Assets	Annual Rate
First $250 million	0.2700%
Next $250 million	0.2200%
Next $500 million	0.2100%
Amount over $1 billion	0.1700%

(5)          Effective November 1, 2010, Wellington Management has contractually agreed to waive 0.1000% of its sub-advisory fee until February 29, 2012.

Growth Opportunities Fund

Average Daily Net Assets	Annual Rate
All Assets	0.2700%

Capital Appreciation Fund

Average Daily Net Assets	Annual Rate
All Assets	0.2500%

Advisers Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.2200%
Next $100 million	0.1800%
Next $350 million	0.1500%
Amount over $500 million	0.1250%

ADVISORY FEE PAYMENT HISTORY

For the last three fiscal years, each Fund paid HIFSCO the following advisory fees:

Fund Name	Gross Fees	Advisory fee waiver 2010	Net Paid
Advisers Fund	$4,914,736	$—	$4,914,736
Balanced Allocation Fund	$1,061,583	$—	$1,061,583
Balanced Income Fund	$941,958	$649,628	$292,330
Capital Appreciation Fund	$124,682,154	$—	$124,682,154
Capital Appreciation II Fund	$9,966,608	$—	$9,966,608
Checks and Balances Fund	$0	$—	$0
Conservative Allocation Fund	$362,537	$—	$362,537
Corporate Opportunities Fund	$1,630,431	$—	$1,630,431
Disciplined Equity Fund	$1,176,058	$—	$1,176,058
Diversified International Fund	$190,769	$—	$190,769
Dividend and Growth Fund	$31,958,971	$—	$31,958,971
Equity Growth Allocation Fund	$339,844	$—	$339,844
Equity Income Fund	$6,102,972	$—	$6,102,972
Floating Rate Fund	$25,562,517	$—	$25,562,517
Fundamental Growth Fund	$711,189	$—	$711,189
Global All-Asset Fund	$319,543	$139,268	$180,275
Global Enhanced Dividend Fund	$74,706	$74,706	$0
Global Growth Fund	$3,726,849	$—	$3,726,849
Global Health Fund	$3,439,987	$—	$3,439,987
Global Real Asset Fund	$161,125	$76,831	$84,294
Global Research Fund	$859,999	$—	$859,999
Growth Fund	$4,988,521	$—	$4,988,521
Growth Allocation Fund	$916,593	$—	$916,593
Growth Opportunities Fund	$14,235,423	$—	$14,235,423
High Yield Fund	$2,637,466	$—	$2,637,466
Inflation Plus Fund	$10,001,932	$—	$10,001,932
International Growth Fund	$1,623,099	$—	$1,623,099
International Opportunities Fund	$3,702,822	$—	$3,702,822
International Small Company Fund	$1,533,216	$—	$1,533,216
International Value Fund	$20,097	$—	$20,097
MidCap Fund	$24,163,844	$—	$24,163,844
MidCap Value Fund	$1,869,842	$—	$1,869,842
Money Market Fund	$3,390,285	$2,262,250	$1,128,035
Municipal Real Return Fund	$1,267,953	$—	$1,267,953
Municipal Opportunities Fund	$2,297,320	$—	$2,297,320
Short Duration Fund	$1,680,351	$—	$1,680,351
Small Company Fund	$5,803,319	$—	$5,803,319
Small/Mid Cap Fund	$609,720	$—	$609,720
SmallCap Growth Fund	$1,592,966	$—	$1,592,966
Strategic Income Fund	$2,069,353	$—	$2,069,353
Target Retirement 2010 Fund	$36,580	$—	$36,580
Target Retirement 2015 Fund	$17,641	$—	$17,641
Target Retirement 2020 Fund	$96,354	$—	$96,354
Target Retirement 2025 Fund	$17,079	$—	$17,079
Target Retirement 2030 Fund	$93,210	$—	$93,210
Target Retirement 2035 Fund	$12,996	$—	$12,996
Target Retirement 2040 Fund	$12,736	$—	$12,736
Target Retirement 2045 Fund	$8,392	$—	$8,392
Target Retirement 2050 Fund	$8,222	$—	$8,222
Total Return Bond Fund	$10,589,333	$—	$10,589,333
Value Fund	$3,096,256	$72,097	$3,024,159
Value Opportunities Fund	$1,098,898	$—	$1,098,898

Fund Name	Gross Fees	Advisory fee waiver 2009	Net Paid
Advisers Fund	$4,912,839	$—	$4,912,839
Balanced Allocation Fund	$948,195	$—	$948,195
Balanced Income Fund	$347,138	$28,007	$319,131
Capital Appreciation Fund	$93,439,832	$—	$93,439,832
Capital Appreciation II Fund	$8,598,755	$—	$8,598,755
Checks and Balances Fund	$—	$—	$—
Conservative Allocation Fund	$280,388	$—	$280,388
Corporate Opportunities Fund	$1,248,739	$—	$1,248,739
Disciplined Equity Fund	$1,264,790	$—	$1,264,790
Diversified International Fund	$134,484	$—	$134,484
Dividend and Growth Fund	$21,458,422	$—	$21,458,422
Equity Growth Allocation Fund	$293,301	$—	$293,301
Equity Income Fund	$5,087,497	$—	$5,087,497
Floating Rate Fund	$13,463,696	$—	$13,463,696
Fundamental Growth Fund	$404,703	$—	$404,703
Global Enhanced Dividend Fund	$62,596	$62,596	$—
Global Growth Fund	$3,355,111	$—	$3,355,111
Global Health Fund	$4,095,724	$—	$4,095,724
Global Research Fund	$250,540	$—	$250,540
Growth Fund	$4,875,391	$—	$4,875,391
Growth Allocation Fund	$814,004	$—	$814,004
Growth Opportunities Fund	$13,317,837	$—	$13,317,837
High Yield Fund	$1,676,596	$—	$1,676,596
Inflation Plus Fund	$5,564,126	$—	$5,564,126
International Growth Fund	$2,446,029	$—	$2,446,029
International Opportunities Fund	$2,513,014	$—	$2,513,014
International Small Company Fund	$1,205,651	$—	$1,205,651
MidCap Fund	$15,491,871	$—	$15,491,871
MidCap Value Fund	$1,330,098	$—	$1,330,098
Money Market Fund	$4,188,161	$1,936,863	$2,251,298
Municipal Real Return Fund	$1,066,314	$—	$1,066,314
Municipal Opportunities Fund	$1,886,667	$245,049	$1,641,618
Short Duration Fund	$948,149	$—	$948,149
Small Company Fund	$4,613,624	$—	$4,613,624
Small/Mid Cap Fund	$197,454	$—	$197,454
SmallCap Growth Fund	$1,231,285	$—	$1,231,285
Strategic Income Fund	$1,471,324	$—	$1,471,324
Target Retirement 2010 Fund	$24,865	$—	$24,865
Target Retirement 2015 Fund	$5,155	$—	$5,155
Target Retirement 2020 Fund	$52,434	$—	$52,434
Target Retirement 2025 Fund	$5,051	$—	$5,051
Target Retirement 2030 Fund	$50,076	$—	$50,076
Target Retirement 2035 Fund	$4,760	$—	$4,760
Target Retirement 2040 Fund	$4,644	$—	$4,644
Target Retirement 2045 Fund	$4,606	$—	$4,606
Target Retirement 2050 Fund	$4,520	$—	$4,520
Total Return Bond Fund	$8,491,326	$—	$8,491,326
Value Fund	$2,587,461	$—	$2,587,461
Value Opportunities Fund	$811,576	$—	$811,576

FUND NAME	Gross Fees	Advisory fee waiver 2008	Net Paid
Advisers Fund	$8,052,133	$—	$8,052,133
Balanced Allocation Fund	$1,179,990	$—	$1,179,990
Balanced Income Fund	$373,551	$—	$373,551
Capital Appreciation Fund	$131,467,196	$—	$131,467,196
Capital Appreciation II Fund	$—	$—	$—
Checks and Balances Fund	$—	$—	$—
Conservative Allocation Fund	$310,651	$—	$310,651
Corporate Opportunities Fund	$1,826,717	$—	$1,826,717
Disciplined Equity Fund	$2,273,308	$—	$2,273,308
Diversified International Fund	$55,772	$—	$55,772
Dividend and Growth Fund	$25,266,602	$—	$25,266,602
Equity Growth Allocation Fund	$406,262	$—	$406,262
Equity Income Fund	$6,646,402	$456,881	$6,189,521
Floating Rate Fund	$18,995,648	$—	$18,995,648
Fundamental Growth Fund	$491,364	$—	$491,364
Global Enhanced Dividend Fund	$82,891	$82,891	$—
Global Growth Fund	$5,520,816	$—	$5,520,816
Global Health Fund	$7,522,497	$—	$7,522,497
Global Research Fund	$122,543	$—	$122,543
Growth Fund	$7,383,451	$—	$7,383,451
Growth Allocation Fund	$1,045,875	$—	$1,045,875
Growth Opportunities Fund	$17,992,789	$—	$17,992,789
High Yield Fund	$1,546,030	$—	$1,546,030
Inflation Plus Fund	$4,042,364	$—	$4,042,364
International Growth Fund	$4,867,750	$—	$4,867,750
International Opportunities Fund	$3,516,129	$—	$3,516,129
International Small Company Fund	$2,344,548	$—	$2,344,548
MidCap Fund	$20,902,289	$—	$20,902,289
MidCap Value Fund	$2,701,385	$—	$2,701,385
Money Market Fund	$2,750,938	$—	$2,750,938
Municipal Real Return Fund	$1,103,624	$—	$1,103,624
Municipal Opportunities Fund	$1,159,543	$1,075,933	$83,610
Short Duration Fund	$1,070,427	$—	$1,070,427
Small Company Fund	$5,213,372	$—	$5,213,372
Small/Mid Cap Fund	$270,814	$—	$270,814
SmallCap Growth Fund	$2,497,374	$—	$2,497,374
Strategic Income Fund	$1,123,084	$744,714	$378,370
Target Retirement 2010 Fund	$21,815	$—	$21,815
Target Retirement 2020 Fund	$45,043	$—	$45,043
Target Retirement 2030 Fund	$35,824	$—	$35,824
Total Return Bond Fund	$7,336,266	$—	$7,336,266
Value Fund	$3,137,296	$—	$3,137,296
Value Opportunities Fund	$1,734,725	$—	$1,734,725

For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:

Fund Name	Gross Fees	Fee Waiver 2010	Net Paid
Advisers Fund	$1,107,952	$—	$1,107,952
Balanced Income	$25,979	$—	$25,979
Capital Appreciation Fund	$47,793,436	$—	$47,793,436
Capital Appreciation II Fund	$4,617,802	$—	$4,617,802
Disciplined Equity Fund	$424,571	$—	$424,571
Diversified International Fund	$100,622	$—	$100,622
Dividend and Growth Fund	$8,103,443	$—	$8,103,443
Equity Income Fund	$1,825,742	$—	$1,825,742
Fundamental Growth Fund	$316,687	$—	$316,687
Global All-Asset Fund	$163,886	$65,554	$98,332
Global Growth Fund	$1,221,107	$—	$1,221,107
Global Health Fund	$1,437,771	$—	$1,437,771
Global Real Asset Fund	$76,631	$30,652	$45,979
Global Research Fund	$430,001	$—	$430,001
Growth Fund	$1,709,925	$—	$1,709,925
Growth Opportunities Fund	$5,368,829	$—	$5,368,829
International Growth Fund	$583,827	$—	$583,827
International Opportunities Fund	$1,444,834	$722,417	$722,417
International Small Company Fund	$605,834	$—	$605,834
International Value Fund	$9,457	$—	$9,457
MidCap Fund	$7,866,489	$—	$7,866,489
MidCap Value Fund	$709,328	$—	$709,328
Small Company Fund	$1,849,062	$—	$1,849,062
SmallCap Growth Fund	$540,647	$—	$540,647
Value Fund	$1,023,875	$—	$1,023,875
Value Opportunities Fund	$469,257	$—	$469,257

Fund Name	Gross Fees	Fee Waiver 2009	Net Paid
Advisers Fund	$1,107,515	$—	$1,107,515
Balanced Income	$115,276	$—	$115,276
Capital Appreciation Fund	$35,368,120	$—	$35,368,120
Capital Appreciation II Fund	$4,025,408	$—	$4,025,408
Disciplined Equity Fund	$449,446	$—	$449,446
Diversified International Fund	$71,276	$—	$71,276
Dividend and Growth Fund	$5,477,074	$—	$5,477,074
Equity Income Fund	$1,571,737	$—	$1,571,737
Fundamental Growth Fund	$189,370	$—	$189,370
Global Research Fund	$131,863	$—	$131,863
Global Growth Fund	$1,111,741	$—	$1,111,741
Global Health Fund	$1,684,268	$—	$1,684,268
Growth Fund	$1,667,847	$—	$1,667,847
Growth Opportunities Fund	$4,967,104	$—	$4,967,104
International Growth Fund	$804,398	$—	$804,398
International Opportunities Fund	$864,066	$432,033	$432,033
International Small Company Fund	$490,920	$—	$490,920
MidCap Fund	$4,723,649	$—	$4,723,649
MidCap Value Fund	$539,535	$—	$539,535
Small Company Fund	$1,200,134	$—	$1,200,134
SmallCap Growth Fund	$375,173	$—	$375,173
Value Fund	$840,171	$—	$840,171
Value Opportunities Fund	$355,646	$—	$355,646

Fund Name	Gross Fees	Fee Waiver 2008	Net Paid
Advisers Fund	$1,762,583	$—	$1,762,583
Balanced Income	$139,115	$—	$139,115
Capital Appreciation Fund	$46,683,531	$—	$46,683,531
Capital Appreciation II Fund	$5,688,378	$—	$5,688,378
Disciplined Equity Fund	$680,881	$—	$680,881
Diversified International Fund	$29,559	$—	$29,559
Dividend and Growth Fund	$6,429,259	$—	$6,429,259
Equity Income Fund	$1,961,756	$—	$1,961,756
Fundamental Growth Fund	$222,994	$—	$222,994
Global Research Fund	$64,496	$—	$64,496
Global Growth Fund	$1,712,127	$—	$1,712,127
Global Health Fund	$2,916,876	$—	$2,916,876
Growth Fund	$2,384,686	$—	$2,384,686
Growth Opportunities Fund	$6,483,140	$—	$6,483,140
International Growth Fund	$1,471,339	$—	$1,471,339
International Opportunities Fund	$1,159,214	$579,607	$579,607
International Small Company Fund	$852,878	$—	$852,878
MidCap Fund	$6,061,429	$—	$6,061,429
MidCap Value Fund	$919,583	$—	$919,583
Small Company Fund	$1,057,501	$—	$1,057,501
SmallCap Growth Fund	$743,151	$—	$743,151
Value Fund	$994,914	$—	$994,914
Value Opportunities Fund	$635,310	$—	$635,310

For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:

	2010	2009	2008
Corporate Opportunities Fund	$368,162	$374,258	$523,667
Floating Rate Fund	$5,861,209	$4,053,888	$5,292,318
Global Enhanced Dividend Fund	$296,170	$426,395	$382,171
High Yield Fund	$809,838	$446,905	$437,473
Inflation Plus Fund	$1,822,225	$1,781,061	$1,198,515
Money Market Fund	$776,509	$1,130,008	$846,184
Municipal Opportunities Fund	$552,345	$762,184	$499,629
Municipal Real Return Fund	$351,371	$506,859	$637,070
Short Duration Fund	$371,694	$317,835	$346,729
Small Company Fund*	$369,021	$467,074	$502,901
SmallCap Growth Fund*	$110,353	$197,035	$226,898
Small/Mid Cap Equity Fund	$467,851	$337,082	$269,308
Strategic Income Fund	$598,486	$469,973	$347,582
Total Return Bond Fund	$2,270,782	$2,318,549	$2,013,002
Equity Growth Allocation Fund	$53,613	$39,840	$64,998
Growth Allocation Fund	$53,613	$39,669	$64,022
Balanced Allocation Fund	$53,613	$39,669	$64,022
Conservative Allocation Fund	$53,613	$39,669	$64,022
Target Retirement 2010 Fund	$53,613	$39,669	$64,022
Target Retirement 2015 Fund	$53,613	$31,829	$—
Target Retirement 2020 Fund	$53,613	$39,669	$64,022
Target Retirement 2025 Fund	$53,613	$31,829	$—
Target Retirement 2030 Fund	$53,613	$39,669	$64,022
Target Retirement 2035 Fund	$53,613	$31,829	$—
Target Retirement 2040 Fund	$53,613	$31,829	$—
Target Retirement 2045 Fund	$53,613	$31,829	$—
Target Retirement 2050 Fund	$53,613	$31,829	$—

* As of July 21, 2010, Hartford Investment Management no longer serves as a sub-adviser to the Fund.

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund had not commenced operations as of the date of this SAI, there is no advisory fee or sub-advisory fee payment history available for each Fund.

HIFSCO has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages.

FUND NAME	CLASS A	CLASSES B & C	CLASS I	CLASS L	CLASS R3	CLASS R4	CLASS R5	CLASS Y
Advisers Fund	1.18%	N/A	N/A	N/A	1.40%	1.10%	0.80%	N/A
Balanced Income Fund	0.75%	1.50%	0.50%	N/A	1.00%	0.70%	0.40%	0.35%
Capital Appreciation Fund	1.29%	N/A	1.04%	N/A	1.40%	1.10%	0.80%	N/A
Capital Appreciation II Fund	1.60%	2.35%	1.35%	N/A	1.70%	1.40%	1.10%	1.05%
Checks and Balances Fund	1.25%	2.00%	1.00%	N/A	1.40%	1.10%	0.80%	N/A
Disciplined Equity Fund	1.35%	2.10%	N/A	N/A	1.50%	1.20%	0.90%	0.85%
Diversified International Fund	1.45%	2.20%	1.20%	N/A	1.65%	1.35%	1.05%	1.00%
Dividend and Growth Fund	1.25%	N/A	1.00%	N/A	1.35%	1.05%	0.75%	N/A
Emerging Markets Local Debt Fund	1.25%	2.00%*	1.00%	N/A	1.55%	1.25%	0.95%	0.90%
Emerging Markets Research Fund	1.65%	2.40%*	1.40%	N/A	1.85%	1.55%	1.25%	1.20%
Equity Income Fund	1.25%	2.00%	1.00%	N/A	1.50%	1.20%	0.90%	0.85%
Floating Rate Fund	1.00%	1.75%	0.75%	N/A	1.25%	1.00%	0.70%	0.70%
Floating Rate High Income Fund	1.05%	1.80%*	0.80%	N/A	1.35%	1.05%	0.75%	0.75%
Fundamental Growth Fund	1.30%	2.05%	1.05%	N/A	1.50%	1.20%	0.90%	0.85%
Global All-Asset Fund	1.05%	1.80%*	0.80%	N/A	1.30%	1.00%	0.70%	0.65%
Global Enhanced Dividend Fund	1.60%	2.35%*	1.35%	N/A	1.85%	1.60%	1.35%	1.25%
Global Growth Fund	1.48%	2.23%	N/A	N/A	1.60%	1.30%	1.00%	0.95%
Global Health Fund	1.60%	2.35%	1.35%	N/A	1.65%	1.35%	1.05%	1.00%
Global Real Asset Fund	1.05%	1.80%*	0.80%	N/A	1.30%	1.00%	0.70%	0.65%
Global Research Fund	1.45%	2.20%	1.20%	N/A	1.65%	1.35%	1.05%	1.00%
Growth Fund	1.30%	2.05%	1.05%	1.30%	1.50%	1.20%	0.90%	0.85%
Growth Opportunities Fund	1.36%	2.11%	1.11%	1.36%	1.45%	1.15%	0.85%	0.85%
High Yield Fund	1.05%	1.80%	0.80%	N/A	1.35%	1.05%	0.75%	0.70%
Municipal Opportunities Fund	0.90%	1.65%	0.65%	N/A	N/A	N/A	N/A	N/A
Corporate Opportunities Fund	0.95%	1.70%	N/A	N/A	N/A	N/A	N/A	0.65%
Inflation Plus Fund	0.85%	1.60%	0.60%	0.85%	1.20%	0.90%	0.60%	0.55%
International Growth Fund	1.55%	2.30%	1.30%	N/A	1.60%	1.30%	1.00%	0.95%
International Opportunities Fund	1.30%	2.05%	1.05%	N/A	1.50%	1.20%	0.90%	0.85%
International Small Company Fund	1.60%	2.35%	1.35%	N/A	1.65%	1.35%	1.05%	1.00%
International Value Fund	1.40%	2.15%*	1.15%	N/A	1.60%	1.30%	1.00%	0.95%
MidCap Fund	1.37%	N/A	1.12%	N/A	1.50%	1.20%	0.90%	N/A
MidCap Value Fund	1.35%	2.10%	1.10%	N/A	1.55%	1.25%	0.95%	0.90%
Money Market Fund	0.85%	1.60%	N/A	N/A	1.15%	0.85%	0.60%	0.55%
Short Duration Fund	0.85%	1.60%	0.60%	N/A	N/A	N/A	N/A	0.55%
Small Company Fund	1.40%	2.15%	1.15%	N/A	1.55%	1.25%	0.95%	0.90%
SmallCap Growth Fund	1.40%	2.15%	1.15%	1.40%	1.60%	1.30%	1.00%	0.95%
Small/Mid Cap Equity Fund	1.30%	2.05%	N/A	N/A	N/A	N/A	N/A	0.85%
Strategic Income Fund	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.65%
Municipal Real Return Fund	0.85%	1.60%	0.60%	0.85%	N/A	N/A	N/A	0.60%
Total Return Bond Fund	0.95%	1.70%	0.70%	N/A	1.25%	0.95%	0.65%	0.60%
Value Fund	1.20%	1.95%	0.95%	N/A	1.40%	1.10%	0.80%	0.75%
Value Opportunities Fund	1.35%	2.10%	1.10%	1.35%	1.55%	1.25%	0.95%	0.90%
World Bond Fund	0.95%	1.70%*	0.70%	N/A	1.25%	0.95%	0.65%	0.60%
Equity Growth Allocation Fund	1.60%	2.35%	1.35%	N/A	1.75%	1.45%	1.15%	N/A
Growth Allocation Fund	1.50%	2.25%	1.25%	N/A	1.70%	1.40%	1.10%	N/A
Balanced Allocation Fund	1.40%	2.15%	1.15%	N/A	1.65%	1.35%	1.05%	N/A
Conservative Allocation Fund	1.35%	2.10%	1.10%	N/A	1.60%	1.30%	1.00%	N/A
Target Retirement 2010 Fund	1.00%	N/A	N/A	N/A	1.15%	0.85%	0.80%	0.80%
Target Retirement 2015 Fund	N/A	N/A	N/A	N/A	1.15%	0.85%	0.80%	N/A
Target Retirement 2020 Fund	1.05%	N/A	N/A	N/A	1.20%	0.90%	0.85%	0.85%
Target Retirement 2025 Fund	N/A	N/A	N/A	N/A	1.20%	0.90%	0.85%	N/A
Target Retirement 2030 Fund	1.05%	N/A	N/A	N/A	1.20%	0.90%	0.85%	0.85%
Target Retirement 2035 Fund	N/A	N/A	N/A	N/A	1.20%	0.90%	0.85%	N/A
Target Retirement 2040 Fund	N/A	N/A	N/A	N/A	1.20%	0.90%	0.85%	N/A
Target Retirement 2045 Fund	N/A	N/A	N/A	N/A	1.25%	0.95%	0.90%	N/A
Target Retirement 2050 Fund	N/A	N/A	N/A	N/A	1.25%	0.95%	0.90%	N/A

* Fund does not offer Class B shares.

Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence (willful misfeasance, bad faith or negligence in the case of Funds for which Hartford Investment Management serves as sub-adviser) on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.  Each sub-adviser, other than Hartford Investment Management, has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, or  awards paid in settlement and attorneys’ fees incurred by HIFSCO, which result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, gross negligence (negligence in the case of Hartford Investment Management) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.

HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995.  As of December 31, 2010, HIFSCO had approximately $59.4 billion of assets under management.  Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts.  Hartford Investment Management is a wholly owned subsidiary of The Hartford.  As of December 31, 2010, Hartford Investment Management had investment management authority over approximately $159.6 billion in assets.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets.

Hartford Life provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of their respective Funds, and Hartford Life.  In consideration of services rendered and expenses assumed pursuant to this agreement, the Funds pay Hartford Life a fee calculated at the following annual rate based on its aggregate net assets shown below.  For the period January 1, 2006 to December 31, 2007, Hartford Life received monthly compensation of 0.015% of each Fund’s (except for the funds of funds) average daily net assets.  With respect to the funds of funds, prior to January 1, 2008, Hartford Life received monthly compensation of 0.01% of each fund of fund’s average daily net assets.

Global All-Asset Fund and Global Real Asset Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.025%
Next $5 billion	0.020%
Amount Over $10 billion	0.015%

Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund,  and World Bond Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.020%
Next $5 billion	0.018%
Amount Over $10 billion	0.016%

Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Corporate Opportunities Fund, Diversified International Fund, Floating Rate Fund, Global Enhanced Dividend Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, Municipal Opportunities Fund, Short Duration Fund, Strategic Income Fund and Total Return Bond Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.016%
Amount Over $10 billion	0.014%

Disciplined Equity Fund, Dividend and Growth Fund, Global Research Fund, Global Growth Fund, Money Market Fund, Small Company Fund and SmallCap Growth Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.016%
Next $5 billion	0.014%
Amount Over $10 billion	0.012%

Capital Appreciation II Fund, Equity Income Fund, Global Health Fund, MidCap Fund, MidCap Value Fund, Municipal Real Return Fund, Value Fund and Value Opportunities Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.014%
Next $5 billion	0.012%
Amount Over $10 billion	0.010%

Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, Small/Mid Cap Equity Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.012%
Amount Over $5 billion	0.010%

Fundamental Growth Fund

Average Daily Net Assets	Annual Fee
All Assets	0.010%

The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2010	NET PAID*
Advisers	$132,198	$—	$132,198
Balanced Allocation	$97,400	$—	$97,400
Balanced Income	$23,389	$—	$23,389
Capital Appreciation	$2,976,736	$—	$2,976,736
Capital Appreciation II	$149,782	$—	$149,782
Checks and Balances	$214,554	$—	$214,554
Conservative Allocation	$29,006	$—	$29,006
Corporate Opportunities	$53,365	$—	$53,365
Disciplined Equity	$25,092	$—	$25,092
Diversified International	$3,559	$—	$3,559
Dividend and Growth	$821,984	$—	$821,984
Equity Growth Allocation	$27,190	$—	$27,190
Equity Income	$117,071	$—	$117,071
Floating Rate	$759,410	$—	$759,410
Fundamental Growth	$8,892	$—	$8,892
Global All-Asset	$8,194	$—	$8,194
Global Enhanced Dividend	$1,345	$—	$1,345
Global Growth	$70,162	$—	$70,162
Global Health	$53,516	$—	$53,516
Global Real Asset	$3,831	$—	$3,831
Global Research	$15,290	$—	$15,290
Growth	$80,103	$21,859	$58,244
Growth Allocation	$79,999	$—	$79,999
Growth Opportunities	$238,637	$50,012	$188,625
High Yield	$67,827	$—	$67,827
Inflation Plus	$351,105	$3,046	$348,059
International Growth	$33,039	$—	$33,039
International Opportunities	$82,264	$—	$82,264
International Small Company	$30,667	$—	$30,667
International Value	$426	$—	$426
MidCap	$463,323	$—	$463,323
MidCap Value	$32,726	$—	$32,726
Money Market	$120,555	$—	$120,555
Municipal Opportunities	$75,193	$—	$75,193
Municipal Real Return	$35,506	$1,024	$34,482
Short Duration	$67,221	$—	$67,221
Small Company	$115,816	$—	$115,816
Small/Mid Cap	$9,756	$—	$9,756
SmallCap Growth	$29,876	$13,092	$16,784
Strategic Income	$67,731	$—	$67,731
Target Retirement 2010	$2,927	$—	$2,927
Target Retirement 2015	$1,412	$—	$1,412
Target Retirement 2020	$7,709	$—	$7,709
Target Retirement 2025	$1,366	$—	$1,366
Target Retirement 2030	$7,458	$—	$7,458
Target Retirement 2035	$1,040	$—	$1,040
Target Retirement 2040	$1,019	$—	$1,019
Target Retirement 2045	$671	$—	$671
Target Retirement 2050	$658	$—	$658
Total Return Bond	$367,753	$—	$367,753
Value	$56,714	$—	$56,714
Value Opportunities	$19,581	$3,110	$16,471

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2009	NET PAID*
Advisers Fund	$132,145	$—	$132,145
Balanced Income Fund	$8,619	$—	$8,619
Capital Appreciation Fund	$2,298,387	$—	$2,298,387
Capital Appreciation II Fund	$128,064	$—	$128,064
Checks and Balances Fund	$137,870	$—	$137,870
Disciplined Equity Fund	$26,985	$—	$26,985
Diversified International Fund	$2,421	$—	$2,421
Dividend and Growth Fund	$545,624	$—	$545,624
Equity Income Fund	$96,760	$—	$96,760
Floating Rate Fund	$396,448	$—	$396,448
Fundamental Growth Fund	$4,762	$—	$4,762
Global Enhanced Dividend Fund	$1,127	$—	$1,127
Global Growth Fund	$63,161	$—	$63,161
Global Health Fund	$63,931	$—	$63,931
Global Research Fund	$4,220	$—	$4,220
Growth Fund	$77,589	$19,457	$58,132
Growth Opportunities Fund	$222,330	$43,955	$178,375
High Yield Fund	$43,116	$—	$43,116
Municipal Opportunities Fund	$61,751	$—	$61,751
Corporate Opportunities Fund	$40,871	$—	$40,871
Inflation Plus Fund	$191,329	$—	$191,329
International Growth Fund	$48,924	$—	$48,924
International Opportunities Fund	$53,221	$—	$53,221
International Small Company Fund	$24,115	$—	$24,115
MidCap Fund	$289,870	$—	$289,870
MidCap Value Fund	$23,278	$—	$23,278
Money Market Fund	$149,097	$—	$149,097
Short Duration Fund	$37,929	$—	$37,929
Small Company Fund	$90,509	$—	$90,509
SmallCap Growth Fund	$22,629	$10,962	$11,667
Small/Mid Cap Equity Fund	$3,160	$—	$3,160
Strategic Income Fund	$48,157	$—	$48,157
Municipal Real Return Fund	$29,859	$916	$28,943
Total Return Bond Fund	$292,219	$—	$292,219
Value Fund	$45,284	$—	$45,284
Value Opportunities Fund	$14,266	$2,622	$11,644
Equity Growth Allocation Fund	$23,466	$—	$23,466
Growth Allocation Fund	$67,883	$—	$67,883
Balanced Allocation Fund	$83,805	$—	$83,805
Conservative Allocation Fund	$22,433	$—	$22,433
Target Retirement 2010 Fund	$1,989	$—	$1,989
Target Retirement 2015 Fund	$412	$—	$412
Target Retirement 2020 Fund	$4,195	$—	$4,195
Target Retirement 2015 Fund	$404	$—	$404
Target Retirement 2030 Fund	$4,007	$—	$4,007
Target Retirement 2035 Fund	$381	$—	$381
Target Retirement 2040 Fund	$372	$—	$372
Target Retirement 2045 Fund	$369	$—	$369
Target Retirement 2050 Fund	$362	$—	$362

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2008	NET PAID*
Advisers Fund	$218,999	$—	$218,999
Balanced Income Fund	$9,035	$—	$9,035
Capital Appreciation Fund	$3,094,786	$—	$3,094,786
Capital Appreciation II Fund	$195,013	$—	$195,013
Checks and Balances Fund	$83,534	$—	$83,534
Disciplined Equity Fund	$44,916	$—	$44,916
Diversified International Fund	$1,004	$—	$1,004
Dividend and Growth Fund	$640,258	$—	$640,258
Equity Income Fund	$129,569	$—	$129,569
Floating Rate Fund	$541,548	$—	$541,548
Fundamental Growth Fund	$6,302	$—	$6,302
Global Enhanced Dividend Fund	$1,486	$—	$1,486
Global Research Fund	$2,064	$—	$2,064
Global Growth Fund	$105,960	$—	$105,960
Global Health Fund	$121,353	$—	$121,353
Growth Fund	$126,360	$32,847	$93,513
Growth Opportunities Fund	$313,630	$79,981	$233,649
High Yield Fund	$38,592	$—	$38,592
Municipal Opportunities Fund	$37,578	$—	$37,578
Corporate Opportunities Fund	$58,108	$—	$58,108
Inflation Plus Fund	$133,499	$—	$133,499
International Growth Fund	$94,853	$—	$94,853
International Opportunities Fund	$72,306	$—	$72,306
International Small Company Fund	$45,317	$—	$45,317
MidCap Fund	$403,241	$—	$403,241
MidCap Value Fund	$45,156	$—	$45,156
Money Market Fund	$97,063	$—	$97,063
Short Duration Fund	$37,525	$—	$37,525
Small Company Fund	$102,240	$—	$102,240
SmallCap Growth Fund	$48,568	$17,151	$31,417
Small/Mid Cap Equity Fund	$4,482	$—	$4,482
Strategic Income Fund	$36,226	$—	$36,226
Municipal Real Return Fund	$28,400	$1,055	$27,345
Total Return Bond Fund	$244,752	$—	$244,752
Value Fund	$55,580	$—	$55,580
Value Opportunities Fund	$29,076	$4,381	$24,695
Equity Growth Allocation Fund	$31,546	$—	$31,546
Growth Allocation Fund	$92,637	$—	$92,637
Balanced Allocation Fund	$108,407	$—	$108,407
Conservative Allocation Fund	$24,206	$—	$24,206
Target Retirement 2010 Fund	$1,714	$—	$1,714
Target Retirement 2020 Fund	$3,535	$—	$3,535
Target Retirement 2030 Fund	$2,811	$—	$2,811

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund and World Bond Fund had not commenced operations as of the date of this SAI, no information is available regarding fund accounting fees paid to Hartford Life.

PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the Hartford Investment Management managers and assets under management in those accounts as of October 31, 2010:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)			POOLED ACCOUNTS		ASSETS MANAGED (in millions)			OTHER ACCOUNTS		ASSETS MANAGED (in millions)
Michael Bacevich*	[0	](1)	$	[0	]	[0	]	$	[0	]	[1	]	$	[352.6	]
Christopher Bade	0	(2)		$0		0			$0		2			$12.3
Paul Bukowski	1	(3)		$157.4		0			$0		3			$19.5
Ed Caputo	0	(4)		$0		0			$0		13			$129.2
Robert Crusha	1	(5)		$2,673.9		6			$2,005.8		20			$2,189.8
Kurt Cubbage	1			$157.4		0			$0		2			$8.6
Joseph Darcy	0	(6)		$0		0			$0		2			$12.3
Bradley Dyslin	0			$0		0			$0		3			$452.3
Ira Edelblum	0			$0		0			$0		3			$452.3
Carlos Feged	1			$799.4		0			$0		0			$0
Michael Gray	0	(7)		$0		0			$0		4			$497.4
Jan Grindrod	1			$2,673.9		0			$0		0			$0
John Hendricks	1			$1,377.4		1			$34.4		3			$528.3
Raymond Humphrey	1	(8)		$1,377.4		1			$34.4		3			$528.3
James Ong	0			$0		0			$0		0			$0
Frank Ossino*	[0	]	$	[0	]	[0	]	$	[0	]	[0	]	$	[0	]
Joseph Portera	1	(9)		$4,968.7		1			$145.3		10			$3,812.8
James Serhant	1	(10)		$799.4		1			$50.9		0			$0
Nasri Toutoungi	1	(11)		$4,968.7		1			$145.3		9			$3,767.8
Hugh Whelan	1	(12)		$157.4		0			$0		14			$140.0
Christopher J. Zeppieri	1		4,968.7			1			$145.3		11			$3,860.6

(*) as of August 31, 2011.

(1) This portfolio manager manages more than one Hartford Fund (Floating Rate Fund, [Floating Rate High Income Fund], Strategic Income Fund and Short Duration Fund).  Assets under management in those Funds total $[5,158] million, $[          ] million, $436 million and $490 million, respectively.

(2) This portfolio manager manages more than one Hartford Fund (Municipal Opportunities Fund and Municipal Real Return Fund).  Assets under management in those Funds total $456 million and $260 million, respectively.

(3) This portfolio manager manages more than one Hartford Fund (Global Enhanced Dividend Fund and Small/Mid Cap Equity Fund).  Assets under management in those Funds total $8 million and $104 million, respectively.

(4) This portfolio manager manages more than one Hartford Fund (Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Equity Growth Allocation Fund). Assets under management in those Funds total $30 million, $24 million, $89 million, $26 million, $86 million, $16 million, $16 million, $8 million, $8 million, $263 million, $842 million, $694 million, $235 million, respectively.

(5) This portfolio manager manages more than one Hartford Fund (Money Market Fund and Short Duration Fund).  Assets under management in those Funds total $691 million and $490 million, respectively.

(6) This portfolio manager manages more than one Hartford Fund (Municipal Opportunities Fund and Municipal Real Return Fund).  Assets under management in those Funds total $456 million and $260 million, respectively.

(7) This portfolio manager manages more than one Hartford Fund (Corporate Opportunities Fund and Strategic Income Fund).    Assets under management in those Funds total $322 million and $436 million, respectively.

(8) This portfolio manager manages more than one Hartford Fund (Inflation Plus Fund and Municipal Real Return Fund).  Assets under management in those Funds total $2,239million and $260 million, respectively.

(9) This portfolio manager manages more than one Hartford Fund (Strategic Income Fund and Total Return Bond Fund).  Assets under management in those Funds total $436 million and $2,063 million, respectively.

(10) This portfolio manager manages more than one Hartford Fund (Corporate Opportunities Fund and High Yield Fund).  Assets under management in those Funds total $322 million and $457 million, respectively.

(11) This portfolio manager manages more than one Hartford Fund (Strategic Income Fund and Total Return Bond Fund).  Assets under management in those Funds total $436 million and $2,063 million, respectively.

(12) This portfolio manager manages more than one Hartford Fund (Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Equity Growth Allocation Fund, Small/Mid Cap Equity Fund and Global Enhanced Dividend Fund). Assets under management in those Funds total $30 million, $24 million, $89 million, $26 million, $86 million, $16 million, $16 million, $8 million, $8 million, $263 million, $842 million, $694 million and $235 million, $104 million, $8 million, respectively.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds’ guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy. The trade allocation policy is described in Hartford Investment Management’s Form ADV. Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

Hartford Investment Management’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to Hartford Investment Management’s success.

The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management’s overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio gross performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on a variety of other factors, such as overall achievements relative to targets.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on performance of Hartford Investment Management.  A designated portion of Hartford Investment Management’s net operating income will be allocated to long-term incentive awards each year.  The size of actual individual awards will vary greatly.  The awards granted in 2008 and prior years will vest over three years for most participants and five years for Hartford Investment Management’s Managing Directors and will be paid in cash at the end of the vesting period.  The awards granted in 2009 and following years will vest over three years for all participants and will be paid in a combination of cash and restricted units whose value tracks the market price of shares of The Hartford Financial Services Group, Inc. at the end of the vesting period.

All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

HIFSCO HIFSCO manages the Checks and Balances Fund.  The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to HIFSCO’s success.   The annual incentive plan provides cash bonuses dependent on both HIFSCO’s overall performance and individual contributions.  Bonuses vary depending on the scope of accountability and experience level of the individual.  An individual’s award is based upon multiple factors such as leadership, teamwork and overall contribution made during the year but not on performance of the fund.  The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HIFSCO to be rewarded in the future based on the continued profitable growth of HIFSCO. The size of actual individual awards will vary greatly. The awards will vest over three years. All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

The benchmark by which each Fund’s performance is measured for compensation purposes is as follows:

FUND	BENCHMARK
Floating Rate Fund	Credit Suisse Leveraged Loan Index
Floating Rate High Income Fund	Credit Suisse Leveraged Loan Index
High Yield Fund	Barclays Capital High Yield Corporate Index
Municipal Opportunities Fund	Barclays Capital High Yield Municipal Bond Index
Corporate Opportunities Fund	Barclays Capital US Corporate Index

Inflation Plus Fund	The Barclays Inflation Index
Money Market Fund	90 day Treasury Bill Index
Short Duration Fund	Barclays Capital 1-3 yr. U.S. Government/Credit Index
Small/Mid Cap Equity Fund	Russell 2500 Index
Strategic Income Fund	Barclays Capital U.S. Aggregate Bond Index
Municipal Real Return Fund	Barclays Capital Municipal Bond Index
Total Return Bond Fund	Barclays Capital U.S. Aggregate Bond Index
Equity Growth Allocation Fund	S&P 500 Index
Growth Allocation Fund	80% S&P 500 Index; 20% Barclays Capital U.S. Aggregate Bond Index
Balanced Allocation Fund	60% S&P 500 Index; 40% Barclays Capital U.S. Aggregate Bond Index
Conservative Allocation Fund	40% S&P 500 Index; 60% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2010 Fund	56% S&P 500 Index; 44% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2015 Fund	64% S&P 500 Index; 36% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2020 Fund	69% S&P 500 Index; 31% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2025 Fund	76% S&P 500 Index; 24% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2030 Fund	81% S&P 500 Index; 19% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2035 Fund	87% S&P 500 Index; 13% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2040 Fund	91% S&P 500 Index; 9% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2045 Fund	95% S&P 500 Index; 5% Barclays Capital U.S. Aggregate Bond Index
Target Retirement 2050 Fund	95% S&P 500 Index; 5% Barclays Capital U.S. Aggregate Bond Index

EQUITY SECURITIES BENEFICIALLY OWNED BY HIFSCO OR HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by HIFSCO or Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2010:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED/MANAGED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Michael Bacevich	Floating Rate Fund Floating Rate High Income Fund Short Duration Fund Strategic Income Fund	$100,001-$500,000 None None $10,001-$50,000

Christopher Bade	Municipal Opportunities Fund Municipal Real Return Fund	$10,001-$50,000 None

Paul Bukowski	Global Enhanced Dividend Fund Small/Mid Cap Equity Fund	None $50,001-$100,000

Edward C. Caputo

Equity Growth Allocation Fund

Growth Allocation Fund

Balanced Allocation Fund

Conservative Allocation Fund

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

None None $10,001-$50,000 None None None None None $10,001-$50,000 None None None None

Robert Crusha	Money Market Fund Short Duration Fund	None $10,001-$50,000

Kurt Cubbage	Small/Mid Cap Equity	None

Joseph Darcy	Municipal Opportunities Fund Municipal Real Return Fund	None None

Bradley Dyslin	Short Duration Fund	None

Ira Edelblum	Corporate Opportunities Fund	None

Carlos Feged	High Yield Fund	None

Michael Gray	Corporate Opportunities Fund Strategic Income Fund	$10,001-$50,000 $10,001-$50,000

Jan Grindrod	Money Market Fund	None

John Hendricks	Inflation Plus Fund	$10,001-$50,000

Raymond Humphrey	Inflation Plus Fund Municipal Real Return Fund	None None

James Ong	Municipal Real Return Fund	None

Frank Ossino	Floating Rate Fund Floating Rate High Income Fund	$50,001-$100,000 None

Joseph Portera	Strategic Income Fund Total Return Bond Fund	$10,001-$50,000 $50,001-$100,000

James Serhant	Corporate Opportunities Fund High Yield Fund	None $10,001-$50,000

Nasri Toutoungi	Strategic Income Fund Total Return Bond Fund	$10,001-$50,000 $10,001-$50,000

Hugh Whelan

Global Enhanced Dividend Fund

Small/Mid Cap Equity Fund

Equity Growth Allocation Fund

Growth Allocation Fund

Balanced Allocation Fund

Conservative Allocation Fund

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

None None None None None None None None None None None None None None None

Christopher J. Zeppieri	Total Return Bond Fund	None

Vernon Meyer (HIFSCO)	Checks and Balances Fund	None

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2010:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS		ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)

Mario E. Abularach	14	(a)	$5,417.3	2		$216.4	10	(1)	$1,100.5
Ricardo Adrogué(*)	0		$0	11	(11)	$1,961.3	11	(11)	$4,823.8
Steven C. Angeli	11		$2,093	14	(2)	$918.8	33	(2)	$1,735.6
Matthew G. Baker	1		$4,940.8	4		$568.3	7	(3)	$1,560.3
Jean-Marc Berteaux	0	(b)	$0	3		$226.6	1		$138.2
Jay Bhutani	10		$1,723.5	23		$1,326.1	69	(4)	$1,903.9
Francis J. Boggan	6		$403.4	8		$644.2	20	(5)	$1,890.5
John A. Boselli	0		$0	1		$1.6	0		$0
Edward P. Bousa	4	(7)	$41,007.7	9		$1,196.3	12	(6)	$2,289.2
Michael T. Carmen	10	(c)	$5,142.1	9	(7)	$604.4	10	(7)	$1,038.0
Frank D. Catrickes	3	(d)	$5,304.8	10		$622.3	10	(8)	$659.3

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS		ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)
Mammen Chally	8	(e)	$3,240.1	7		$436.3	7		$2,239.6
Nicolas M. Choumenkovitch	4	(f)	$2,936.4	6		$457.6	17	(9)	$3,447.0
Robert L. Deresiewicz	4		$40.1	12	(10)	$77.4	42	(10)	$276.0
Cheryl M. Duckworth(*)	1	(g)	$108.3	0		$0	0		$0
David J. Elliott	2		$235.4	2		$26.7	5		$1,101.2
Scott M. Elliott	1	(h)	$43.0	23	(12)	$12,977.7	5	(12)	$988.8
Robert L. Evans(*)	2		$157.2	24	(30)	$7,874.7	65	(30)	$24,030.8
David R. Fassnacht	6	(14)	$1,831.9	8	(13)	$1,556.3	3	(13)	$1,190.0
Ann C. Gallo	7		$75.7	28	(14)	$188.7	80	(14)	$767.2
Brian M. Garvey	1	(h)	$43.0	23	(12)	$12,977.7	5	(12)	$988.8
Stephen A. Gorman	1		$101.4	13	(15)	$1,672.2	11		$98.9
Karen H. Grimes	4	(i)	$2,993.2	3		$122.1	7	(16)	$908.2
Peter I. Higgins	7	(17)	$6,330.1	6		$127.0	2		$147.2
Lucius T. Hill, III	9		$10,516.8	6		$2,919.7	15		$24,773.5
Matthew D. Hudson	1		$578.7	7		$1,467.6	4	(18)	$498.0
Jean M. Hynes	8		$19,976.6	29	(19)	$335.5	82	(19)	$2,637.6
Steven T. Irons	2		$4,918.1	0		$0	0		$0
Theodore B. P. Jayne	0	(j)	$0	0		$0	0		$0
John C. Keogh	7	(20)	$31,929.4	0		$0	25		$4,252.1
Donald . Kilbride	6	(21)	$9,955.0	4		$197.2	3		$100.0
Ian R. Link	3	(i)	$1,566.4	0		$0	0		$0
Daniel Maguire	0		$0	1		$1	0		$0
Mark D. Mandel	1		$102.4	0		$0	0		$0
Kirk J. Mayer	7		$79.2	29	(22)	$233.2	81	(22)	$1,264.1
James N. Mordy	10	(k)(23)	$11,878.8	3		$508.3	7	(23)	$886.4
Stephen Mortimer	19	(a)	$7,185.7	2		$216.4	10	(1)	$1,100.5
Tieu-Bich Nguyen(*)	0		$0	2		$16.4	1		$28.2
David W. Palmer	3	(l)(24)	$1,415.1	0		$0	0		$0
Saul J. Pannell	1	(d)	$4,979.2	5	(25)	$492.6	4	(25)	$310.8
Phillip H. Perelmuter	3		$2,118.8	7		$1,164.1	39	(26)	$27.4
Lindsay Thrift Politi	3		$823.1	6		$259.4	10		$3,870.8
W. Michael Reckmeyer, III	6	(i)(27)	$11,092.2	0		$0	3		$656.3
Jamie A. Rome	5		$464.7	9		$740.1	16		$1,167.2
Philip W. Ruedi	1		$1,745.9	0		$0	0		$0
Andrew J. Shilling	5	(28)	$2,339.4	7		$1,864.7	33	(28)	$6,652.6
Scott I. St. John	6		$9,626.9	9		$3,422.2	32		$12,713.3
Kent M. Stahl	3	(m)	$7,069.9	3		$391.2	0		$0
Tara Connolly Stilwell	5		$3,067.5	4		$334.5	17	(29)	$3,447.0
Mark H. Sullivan(*)	2		$157.2	24	(31)	$7,874.7	65	(31)	$24,030.8
Simon H. Thomas	1		$31.4	8		$258.8	4		$210.9
Mark A. Whitaker	1		$1,745.9	0		$0	0		$0
James W. Valone(*)	1	(n)	$68.8	18	(32)	$7,250.2	16		$6,556.5

(*) as of April 30, 2011.

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund).  Assets under management in those Funds total approximately $1,751.4 million and $723.3 million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Diversified International Fund and International Growth Fund).  Assets under management in those Funds total approximately $22.5  million and $181.8 million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Growth Opportunities Fund).  Assets under management in those Funds total approximately $1,078.2 million and $1,751.4 million, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund).  Assets under management in those Funds total approximately $19,939.0 million and $1,078.2 million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Disciplined Equity Fund, Small Company Fund and SmallCap Growth Fund).  Assets under management in those Funds total approximately $144.9 million, $723.3 million and $264.6 million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and International Opportunities Fund).  Assets under management in those Funds total approximately $1,078.2 million and $575.1 million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Diversified International Fund, Global Research Fund and Emerging Markets Research Fund). Assets under management in Diversified International Fund and Global Research Fund total approximately $26.4 million and $132.0  million, respectively.  As of the date of this SAI, Emerging Markets Research Fund had not commenced operations.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global All-Asset Fund and Global Real Asset Fund).  Assets under management in those Funds total approximately $203.4 million and $59.4 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund, and Value Fund).  Assets under management in those Funds total approximately $247.9 million, $895.8 million and $465.7 million, respectively.

(j) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Diversified International Fund and International Value Fund).  Assets under management in those Funds total approximately $22.5 million and $6.5 million, respectively.

(k) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (MidCap Value Fund and Value Opportunities Fund).  Assets under management in those Funds total approximately $318.1 million and $146.7 million, respectively.

(l) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund).  Assets under management in those Funds total approximately $1,078.2 million and $146.7 million, respectively.

(m) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Diversified International Fund and Capital Appreciation II Fund).  Assets under management in those Funds total approximately $22.5 million and $1,078.2 million, respectively.

(n) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund and Emerging Markets Local Debt Fund). Assets under management in Balanced Income Fund total approximately $389.0 million.  As of the date of this SAI, Emerging Markets Local Debt Fund had not commenced operations.

(1) The advisory fee for 2 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $258.8 million.

(2) The advisory fee for 2 of these pooled accounts and 4 of these other accounts is based upon performance.  Assets under management in those pooled accounts and those other accounts total approximately $285.9 million and $450.4 million, respectively.

(3) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $388.9 million.

(4) The advisory fee for 11 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $321.4 million.

(5) The advisory fee for 2 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $414.5 million.

(6) The advisory fee for 2 of these registered investment company accounts and 2 of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and other accounts total approximately $35,307.5 million and $557.2 million, respectively.

(7) The advisory fee for 2 of these pooled accounts and 1 of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $311.5 million and $177.7 million, respectively.

(8) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $162.5 million.

(9) The advisory fee for 3 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $924.4 million.

(10) The advisory fee for 1 of these pooled accounts and 4 of these other accounts is based upon performance.  Assets under management in that pooled account and those other accounts total approximately $8.1 million and $87.4 million, respectively.

(11) The advisory fee for 1 of these pooled accounts and 2 of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $805.0 million and $340.1 million, respectively.

(12) The advisory fees for 10 of these pooled accounts and 1 of these other accounts is based upon performance.  Assets under management in those pooled accounts and that other account total approximately $1,037.9 million and $103.9 million, respectively.

(13) The advisory fees for 1 of these registered investment company accounts, 1 of these pooled accounts and 1 of these other accounts is based upon performance.  Assets under management in that registered investment company account, that pooled account and that other account total approximately $347.7 million, $13.3 million and $1,010.5 million, respectively.

(14) The advisory fees for 1 of these pooled accounts and 12 of these other accounts is based upon performance.  Assets under management in that pooled account and those other accounts total approximately $6.6 million and $195.3 million, respectively.

(15) The advisory fee for 1 of these pooled accounts is based upon performance.  Assets under management in that pooled account total approximately $86.6 million.

(16) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $468.7 million.

(17) The advisory fee for 1 of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account total approximately $356.7 million.

(18) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $168.4 million.

(19) The advisory fee for 1 of these pooled accounts and 13 of these other accounts is based upon performance.  Assets under management in that pooled account and those other accounts total approximately $6.7 million and $962.7 million, respectively.

(20) The advisory fee for 3 of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $29,079.4 million.

(21) The advisory fee for 1 of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account $4,046.3 million.

(22) The advisory fee for 1 of these pooled accounts and 13 of these other accounts is based upon performance.  Assets under management in that pooled account and those other accounts total approximately $6.2 million and $739.1 million, respectively.

(23) The advisory fee for 2 of these registered investment company accounts and 1 of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and that other account total approximately $9,024.9 million and $21.4 million, respectively.

(24) The advisory fee for 1 of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account total approximately $347.7 million.

(25) The advisory fee for 2 of these pooled accounts and 1 of these other accounts is based upon performance.  Assets under management in those pooled accounts and that other account total approximately $273.8 million and $162.5 million, respectively.

(26) The advisory fee for 1 of these other accounts is based upon performance.  Assets under management in that other account total approximately $27.4 million.

(27) The advisory fee for 3 of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $9,858.5 million.

(28) The advisory fee for 2 of these registered investment company accounts and 1 of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and that other account total approximately $1,322.0 million and $177.0 million, respectively.

(29) The advisory fee for 3 of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $924.4 million.

(30) The advisory fee for 4 of these pooled accounts and 6 of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $966.9 million and $2,452.9 million, respectively.

(31) The advisory fee for 4 of these pooled accounts and 6 of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $966.9 million and $2,452.9 million, respectively.

(32) The advisory fee for 1 of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account total approximately $151.5 million.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time.  In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli, Carmen, Catrickes, Deresiewicz, Mayer, and Valone, and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HIFSCO on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. Unless otherwise noted below, the following information relates to the fiscal year ended October 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components.  The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  Each Investment Professional managing a Hartford Fund, with the exception of Cheryl Duckworth, Mark Mandel, and Kent Stahl, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most eligible Investment Professionals’ incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. The benchmark and/or peer groups and relative weights of each used for incentive compensation purposes are determined based on an assessment of the fit of the benchmark and/or peer group with the investment approach and the role of the Investment Professional in managing the Fund. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to Lindsay Thrift Politi, Scott I. St. John, and Lucius T. Hill, which has no performance-related component, is based on the revenues earned by Wellington Management. Wellington Management applies similar incentive compensation structures to other accounts managed by Ms. Politi. For other accounts managed by Mr. St. John and Mr. Hill, Wellington Management applies both revenue-based and performance-related incentive compensation structures.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  The following individuals are partners of the firm:

Steven C. Angeli Jean-Marc Berteaux Francis J. Boggan Edward P. Bousa Michael T. Carmen Frank D. Catrickes Nicolas M. Choumenkovitch	Steven T. Irons John C. Keogh Donald J. Kilbride Mark D. Mandel Kirk J. Mayer James N. Mordy Stephen Mortimer

Robert L. Deresiewicz Cheryl M. Duckworth Scott M. Elliott Robert L. Evans David R. Fassnacht Ann C. Gallo Karen H. Grimes Peter I. Higgins Lucius T. Hill Jean M. Hynes	Tieu-Bich Nguyen* David Palmer* Saul J. Pannell Phillip H. Perelmuter W. Michael Reckmeyer, III Philip W. Ruedi* Jamie A. Rome Andrew J. Shilling Kent M. Stahl Simon H. Thomas* James W. Valone

*Effective January 1, 2011

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)

Advisers Fund	S&P 500 Index (Higgins and Irons only) Lipper EQ MF Large Cap Core Average (Higgins and Irons only) Barclays Capital U.S. Government/Credit Index (Keogh)

Balanced Income Fund	Lipper EQ MF Equity Income Average (Reckmeyer, Grimes and Link only)

Capital Appreciation Fund	Russell 3000 Index Lipper EQ MF Multicap Core Average

Capital Appreciation II Fund (2)

Russell 3000 Growth Index (Carmen only)

Russell 3000 Index (Catrickes and Pannell only)

Russell 3000 Value Index (Palmer only)

MSCI World Index (Choumenkovitch only)

Lipper EQ MF Multi-Cap Core Average (All, except Stahl)

Disciplined Equity Fund	S&P 500 Index

Diversified International Fund (3)	MSCI AC World ex US Index (Jayne only) MSCI AC World Growth ex US Index (Berteaux) Lipper EQ MF International Multi Cap Core Average (All, except Stahl)

Dividend and Growth Fund	S&P 500 Index Lipper EQ MF Equity Income Average

Emerging Markets Local Debt Fund (8)	70% - JP Morgan GBI Emerging Markets Global Diversified Index; 30% - JP Morgan Corporate Emerging Market Bond Index-Broad Diversified

Emerging Markets Research Fund (8)	90% - MSCI Emerging Markets Index; 10% Lipper EQ MF Emerging Markets Average

Equity Income Fund	Russell 1000 Value Index Lipper EQ MF Equity Income Average

Fundamental Growth Fund	Russell 1000 Growth Index Lipper EQ MF Large Cap Growth Average

Global All-Asset Fund	60% - MSCI World Index; 40% – Barclays Capital U.S. Aggregate

Global Growth Fund	MSCI World Growth Index (4) Lipper EQ MF Global Large Cap Growth Average

Global Health Fund	S&P North American Health Care Sector Index Lipper EQ MF Global Health/ Biotechnology Average (5)

Global Real Asset Fund

55% - Custom Natural Resources Benchmark (comprised of MSCI AC World Sector indices: (60%) Energy, (30%) Metals & Mining, (10%) Agricultural/Chemicals and Forest, Paper and Products); 35% - Barclays Capital US TIPS 1 -10 year; 10% – S&P GSCI Commodity Equal Sector Weight (Elliott and Garvey only)

Global Natural Resources Strategy BM (comprised of MSCI AC World/Metals & Mining (30%), MSCI AC World Select Industry (10%), and MSCI AC World/Energy (60%) (Bhutani only)

Global Research Fund (6)	MSCI All Country World Index Lipper EQ MF Global Multi Cap Core Average

Growth Fund	Russell 1000 Growth Index Lipper EQ MF Large Cap Growth Average

Growth Opportunities Fund	Russell 3000 Growth Index Lipper EQ MF Multicap Growth Average

International Growth Fund	MSCI EAFE Growth Index

International Opportunities Fund	MSCI AC World Free ex US Index Lipper EQ MF International Large Cap Core Average

International Small Company Fund	S&P EPAC SmallCap Index less $10 billion (7)

International Value Fund	MSCI International EAFE Value Index

MidCap Fund	S&P MidCap 400 Index Lipper EQ MF MidCap Core Average

MidCap Value Fund	Russell 2500 Value Index Lipper EQ MF Mid Cap Value Average

Small Company Fund	Russell 2000 Growth Index (Angeli, Mortimer, Abularach, and Chally only) Russell 2000 Index (Rome only) Lipper EQ MF Small Cap Growth Average (Angeli, Mortimer and Abularach only)

SmallCap Growth Fund	Russell 2000 Growth Index

Value Fund	Russell 1000 Value Index Lipper EQ MF Large Cap Value Average

Value Opportunities Fund	Russell 3000 Value Index Lipper EQ MF Multicap Value Average

World Bond Fund (8)	Barclays Capital Global Aggregate ex-Japan Index Citigroup World Government Bond ex-Japan Index

(1)          For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

(2)          The benchmark/peer groups were weighted 80%/20%, respectively, for this Fund for the period January 1, 2008 through December 31, 2009. As of January 1, 2010, the benchmark/peer groups are weighted 90%/10%, respectively, for this Fund.

(3)          Prior to November 1, 2009, the benchmark was the MSCI EAFE Index. The benchmark/peer group are weighted 90%/10%, respectively, for this Fund.

(4)          Prior to January 1, 2010, the benchmark was the MSCI World to World Growth Splice Index, which is comprised of the MSCI All Country World Index prior to December 31, 2005 and the MSCI World Growth Index after January 1, 2006.

(5)          Prior to January 1, 2010, the peer group was the Lipper EQ MF Health/ Biotechnology Average.

(6)          The benchmark/peer groups were weighted 80%/20%, respectively, for this Fund prior to December 31, 2009. As of January 1, 2010, the benchmark/peer group are weighted 90%/10%, respectively, for this Fund.

(7)          Prior to January 1, 2008, the incentive plan for this Fund was a fixed rate.

(8)          Effective May 31, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2010:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mario E. Abularach	Growth Opportunities Fund Small Company Fund	None None
Ricardo Adrogué	Emerging Markets Local Debt Fund	None*
Steven C. Angeli	Small Company Fund	None
Mathew Baker	Dividend and Growth Fund	None
Jean-Marc Berteaux	Diversified International Fund International Growth Fund	None None
Jay Bhutani	Global Real Asset Fund	None
Francis J. Boggan	Fundamental Growth Fund	$100,001-$500,000
John A. Boselli	International Growth Fund	None
Edward P. Bousa	Dividend and Growth Fund	Over $1,000,000
Michael T. Carmen	Capital Appreciation II Fund Growth Opportunities Fund	None None
Frank D. Catrickes	Capital Appreciation Fund Capital Appreciation II Fund	$100,001-$500,000 None
Mammen Chally	Disciplined Equity Fund Small Company Fund SmallCap Growth Fund	$100,001-$500,000 None $10,001-$50,000
Nicolas M. Choumenkovitch	Capital Appreciation II Fund International Opportunities Fund	None $10,001-$50,000
Robert L. Deresiewicz	Global Health Fund	$50,001-$100,000
Cheryl M. Duckworth	Diversified International Fund Emerging Markets Research Fund Global Research Fund	None None* $50,001-$100,000
David J. Elliott	SmallCap Growth Fund	None
Scott M. Elliott	Global All-Asset Fund Global Real Asset Fund	None None
Robert L. Evans	World Bond Fund	None*
David R. Fassnacht	Value Opportunities Fund	$10,001-$50,000
Ann C. Gallo	Global Health Fund	$50,001-$100,000
Brian M. Garvey	Global All-Asset Fund Global Real Asset Fund	None None
Stephen A. Gorman	Global All-Asset Fund	None
Karen H. Grimes	Balanced Income Fund Equity Income Fund Value Fund	None None None
Peter I. Higgins	Advisers Fund	None
Lucius T. Hill, III	Balanced Income Fund	$500,001-$1,000,000
Matthew D. Hudson	Global Growth Fund	$100,001-$500,000
Jean M. Hynes	Global Health Fund	$100,001-$500,000
Steven T. Irons	Advisers Fund	$100,001-$500,000
Theodore B. P. Jayne	Diversified International Fund International Value Fund	None None
John C. Keogh	Advisers Fund	$10,001-$50,000
Donald J. Kilbride	Dividend and Growth Fund	None

Ian R. Link	Balanced Income Fund Equity Income Fund Value Fund	None None None
Daniel Maguire	International Small Company Fund	None
Mark D. Mandel	Global Research Fund	Over $1,000,000
Kirk J. Mayer	Global Health Fund	$10,001-$50,000
James N. Mordy	MidCap Value Fund Value Opportunities Fund	Over $1,000,000 $10,001-$50,000
Stephen Mortimer	Growth Opportunities Fund Small Company Fund	None None
Tieu-Bich Nguyen	Emerging Markets Local Debt Fund	None*
David W. Palmer	Capital Appreciation II Fund Value Opportunities Fund	None $10,001-$50,000
Saul J. Pannell	Capital Appreciation Fund Capital Appreciation II Fund	Over $1,000,000 $500,001-$1,000,000
Phillip H. Perelmuter	MidCap Fund	$100,001-$500,000
Lindsay Thrift Politi	Global Real Asset Fund	None
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund Value Fund	None $50,001-$100,000 None
Jamie A. Rome	Small Company Fund	$1-$10,000
Philip W. Ruedi	MidCap Fund	$50,001-$100,000
Andrew J. Shilling	Growth Fund	$100,001-$500,000
Scott I. St. John	Balanced Income Fund	None
Kent M. Stahl	Capital Appreciation II Fund Diversified International Fund	None None
Tara Connolly Stilwell	International Opportunities Fund	None
Mark H. Sullivan	World Bond Fund	None*
Simon H. Thomas	International Small Company Fund	None
Mark A. Whitaker	MidCap Fund	None
James W. Valone	Emerging Markets Local Debt Fund	None*

* Information is as of April 30, 2011

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds.  Each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

Subject to any policy established by each Company’s Board of Directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (other than Checks and Balances Fund) and the placing of its portfolio transactions.  In placing brokerage orders, it is the policy of each Fund (or in the case of a fund of funds, with respect to purchases of ETFs) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution.  While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, with respect to purchases of ETFs) do not necessarily pay the lowest possible spread or commission.  HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market.  Such dealers usually act as principals for their own account.  On occasion, securities may be purchased directly from the issuer.  In addition, the sub-advisers may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.  Portfolio securities in Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities.  There usually are no brokerage commissions paid by Money Market Fund for such purchases or sales.

While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund’s (other than a Fund that is a fund of funds) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (other than a Fund that is a fund of funds) in excess of the amount that another broker-dealer would have charged in respect of that transaction.  Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement.  In circumstances where two or more broker-

dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion.  The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash.  Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel.  Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund (other than a Fund that is a fund of funds) and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable.  Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds.  In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, shares of ETFs).  Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.

For the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the Funds paid the following brokerage commissions:

FUND NAME	2010		2009	2008
Advisers Fund	$766,568		$943,848	$1,447,242
Balanced Allocation Fund	$14,298		N/A	N/A
Balanced Income Fund	$41,492		$25,761	$16,411
Capital Appreciation Fund	$29,258,292		$25,072,459	$29,280,660
Capital Appreciation II Fund	$3,343,404		$3,114,989	$3,586,174
Conservative Allocation Fund	$3,456		N/A	N/A
Corporate Opportunities Fund	$37,340		$13,520	$41,314
Disciplined Equity Fund	$66,734		$113,078	$171,503
Diversified International Fund	$44,410		$43,570	$26,765	(1)
Dividend and Growth Fund	$2,712,127		$2,895,469	$2,400,650
Equity Growth Allocation Fund	$4,600		N/A	N/A
Equity Income Fund	$327,447		$528,530	$653,033
Floating Rate Fund	$7,073		N/A	N/A
Fundamental Growth Fund	$78,288		$57,586	$45,337
Global All-Asset Fund	$45,357	(2)	N/A	N/A
Global Enhanced Dividend Fund	$4,580		$14,880	$23,691
Global Growth Fund	$718,815		$666,760	$1,005,497
Global Health Fund	$315,644		$894,453	$1,006,911
Global Research Fund	$171,969		$94,941	$26,954	(3)
Global Real Asset Fund	$24,295	(2)	N/A	N/A
Growth Fund	$694,606		$1,048,685	$1,286,367
Growth Allocation Fund	$12,203		N/A	N/A
Growth Opportunities Fund	$3,888,335		$5,552,475	$5,960,233
High Yield Fund	$850		$8,215	$3,557
Inflation Plus Fund	$2,089,335		$1,109,833	$1,209,041
International Growth Fund	$437,882		$2,026,647	$4,308,232
International Opportunities Fund	$1,136,702		$1,013,632	$1,266,960
International Small Company Fund	$422,963		$494,076	$810,479
International Value Fund	$5,814	(2)	N/A	N/A
MidCap Fund	$4,340,505		$4,731,176	$4,399,927
MidCap Value Fund	$359,482		$311,616	$455,219
Small Company Fund	$3,373,829		$2,430,219	$1,931,540
SmallCap Growth	$441,621		$282,892	$697,163
Small/Mid Cap Equity Fund	$310,346		$45,249	$47,100
Strategic Income Fund	$59,684		$17,608	$24,656
Target Retirement 2010 Fund	$455		N/A	N/A
Target Retirement 2015 Fund	$500		N/A	N/A
Target Retirement 2020 Fund	$1,208		N/A	N/A
Target Retirement 2025 Fund	$574		N/A	N/A
Target Retirement 2030 Fund	$1,389		N/A	N/A
Target Retirement 2035 Fund	$283		N/A	N/A
Target Retirement 2040 Fund	$275		N/A	N/A
Target Retirement 2045 Fund	$128		N/A	N/A
Target Retirement 2050 Fund	$108		N/A	N/A
Total Return Bond Fund	$285,737		$93,724	$188,866
Value Fund	$225,070		$384,277	$334,357
Value Opportunities	$244,892		$221,817	$343,616

(1)  Fund commenced operations on June 30, 2008.

(2)  Fund commenced operations on May 28, 2010.

(3)  Fund commenced operations on March 1, 2008.

Checks and Balances Fund, Money Market Fund Municipal Opportunities Fund, Municipal Real Return Fund and Short Duration Fund did not pay brokerage commissions during the last three fiscal years.

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund, and World Bond Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by each Fund is available.

In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund’s asset growth, cash flows and changes in portfolio turnover.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2010.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Advisers Fund*	$41,641	$51,807,716
Balanced Income Fund*	$2,417	$6,330,265
Capital Appreciation Fund*	$1,547,948	$1,445,510,082
Capital Appreciation II Fund*	$161,455	$186,775,511
Disciplined Equity Fund*	$4,196	$12,708,037
Diversified International Fund*	$2,348	$4,070,402
Dividend and Growth Fund*	$143,237	$210,576,586
Equity Income Fund*	$17,919	$26,479,865
Fundamental Growth Fund*	$4,405	$13,336,419
Global All-Asset	$1,853	$5,148,869
Global Growth Fund*	$32,296	$34,134,259
Global Health Fund*	$15,711	$18,295,256
Global Real Asset	$945	$2,018,206
Global Research Fund*	$8,264	$12,215,800
Growth Fund*	$39,076	$53,057,429
Growth Opportunities Fund*	$227,237	$286,899,893
International Growth Fund*	$16,768	$21,416,178
International Opportunities Fund*	$45,050	$50,679,781
International Small Company Fund*	$17,184	$14,448,685
International Value	$244	$559,496
MidCap Fund*	$234,487	$261,828,699
MidCap Value Fund*	$14,393	$12,656,146
Small Company Fund*	$96,414	$78,000,814
SmallCap Growth Fund*	$15,738	$17,606,406
Value Fund*	$10,831	$15,537,528
Value Opportunities Fund*	$9,866	$12,061,763

*         The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser’s total activity with that broker.  This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro rata reporting of the estimated third party soft dollar commission amount.  The sub-adviser also receives proprietary research services provided directly by firms.  However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by each Fund to firms selected in recognition of research services is available.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2010 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2010.

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
Advisers Fund	Banc of America Securities LLC	$11,510
	BNP Paribas Securities Corp.	$4,776
	Citigroup Global Markets, Inc.	$11,581
	Deutsche Bank Securities, Inc.	$21,529
	Goldman Sachs & Co.	$10,457
	HSBC Securities, Inc.	$2,221
	JP Morgan Securities, Inc.	$13,675
	Merrill Lynch Pierce Fenner & Smith	$2,137
	Morgan Stanley & Co., Inc.	$2,891
	RBS Greenwich Capital Markets	$538
	UBS Securities LLC	$5,357
	Wachovia Securities LLC	$1,569
	Wells Fargo & Co.	$12,565

Balanced Allocation Fund	State Street Global Markets LLC	$43

Balanced Income Fund	Banc of America Securities LLC	$4,787
	Barclay Investments, Inc.	$890
	BNP Paribas Securities Corp.	$1,414
	Citigroup Global Markets, Inc.	$3,167
	Countrywide Securities Corp.	$202
	Credit Suisse Capital LLC	$2,884
	Deutsche Bank Securities, Inc.	$6,373
	Goldman Sachs & Co.	$3,005
	HSBC Securities, Inc.	$3,458
	JP Morgan Securities, Inc.	$4,776
	Merrill Lynch Pierce Fenner & Smith	$1,148
	Morgan Stanley & Co., Inc.	$2,735
	Prudential Securities, Inc.	$861
	RBS Greenwich Capital Markets	$565
	State Street Global Markets LLC	$74
	U.S. Bancorp Investments, Inc.	$386
	UBS Securities LLC	$765
	Wachovia Securities LLC	$1,276
	Wells Fargo & Co.	$1,290

Capital Appreciation Fund	Banc of America Securities LLC	$242,779
	Barclay Investments, Inc.	$87,889
	BNP Paribas Securities Corp.	$147,068
	Deutsche Bank Securities, Inc.	$662,974
	Goldman Sachs & Co.	$570,399
	JP Morgan Securities, Inc.	$529,902
	Prudential Securities, Inc.	$273,297
	UBS Securities LLC	$662
	Wells Fargo & Co.	$600,208

Capital Appreciation II Fund	Banc of America Securities LLC	$11,443
	Barclay Investments, Inc.	$1,238
	BNP Paribas Securities Corp.	$2,749
	Deutsche Bank Securities, Inc.	$12,393
	Goldman Sachs & Co.	$12,274
	JP Morgan Securities, Inc.	$6,277
	UBS Securities LLC	$15,238
	Wells Fargo & Co.	$27,182

Conservative Allocation Fund	State Street Global Markets LLC	$20

Corporate Opportunities Fund	Banc of America Securities LLC	$3,892
	BNP Paribas Securities Corp.	$737
	Citigroup Global Markets, Inc.	$6,917
	Credit Suisse Capital LLC	$1,012
	Deutsche Bank Securities, Inc.	$817
	Goldman Sachs & Co.	$1,591
	Jefferies & Company, Inc.	$583
	JP Morgan Securities, Inc.	$8,516
	Lehman Brothers, Inc.	$1,287
	Merrill Lynch Pierce Fenner & Smith	$3,208
	Morgan Stanley & Co., Inc.	$4,068
	Prudential Securities, Inc.	$1,704

	RBS Greenwich Capital Markets	$2,935
	U.S. Bancorp Investments, Inc.	$933
	UBS Securities LLC	$1,475
	Wachovia Securities LLC	$737
	Wells Fargo & Co.	$695

Disciplined Equity Fund	Banc of America Securities LLC	$2,511
	BNP Paribas Securities Corp.	$179
	Deutsche Bank Securities, Inc.	$809
	Goldman Sachs & Co.	$2,800
	JP Morgan Securities, Inc.	$1,291
	UBS Securities LLC	$1
	Wells Fargo & Co.	$3,461

Dividend and Growth Fund	Banc of America Securities LLC	$88,592
	BNP Paribas Securities Corp.	$17,714
	Deutsche Bank Securities, Inc.	$79,854
	Goldman Sachs & Co.	$31,369
	JP Morgan Securities, Inc.	$119,728
	Morgan Stanley & Co., Inc.	$15,519
	State Street Global Markets LLC	$11,464
	U.S. Bancorp Investments, Inc.	$43,464
	UBS Securities LLC	$55,078
	Wells Fargo & Co.	$172,106

Diversified International Fund	Banc of America Securities LLC	$149
	Barclay Investments, Inc.	$168
	BNP Paribas Securities Corp.	$239
	Credit Suisse Capital LLC	$29
	Deutsche Bank Securities, Inc.	$406
	HSBC Securities, Inc.	$152
	Julius Baer Securities, Inc.	$53
	Prudential Securities, Inc.	$80
	UBS Securities LLC	$229

Equity Income Fund	Banc of America Securities LLC	$2,591
	BNP Paribas Securities Corp.	$1,570
	Credit Suisse Capital LLC	$7,250
	Deutsche Bank Securities, Inc.	$7,076
	Goldman Sachs & Co.	$11,283
	JP Morgan Securities, Inc.	$26,025
	U.S. Bancorp Investments, Inc.	$10,032
	UBS Securities LLC	$7
	Wells Fargo & Co.	$23,198

Floating Rate Fund	BNP Paribas Securities Corp.	$41,535
	Deutsche Bank Securities, Inc.	$41,484
	JP Morgan Securities, Inc.	$31,329
	RBS Greenwich Capital Markets	$25,793
	UBS Securities LLC	$62,334

Fundamental Growth Fund	Banc of America Securities LLC	$293
	BNP Paribas Securities Corp.	$178
	Deutsche Bank Securities, Inc.	$801
	Goldman Sachs & Co.	$2,495

	UBS Securities LLC	$1

Global All-Asset Fund	Banc of America Securities LLC	$23,158
	Barclay Investments, Inc.	$174
	BNP Paribas Securities Corp.	$14,268
	Credit Suisse Capital LLC	$161
	Deutsche Bank Securities, Inc.	$63,423
	Goldman Sachs & Co.	$829
	HSBC Securities, Inc.	$616
	JP Morgan Securities, Inc.	$955
	Julius Baer Securities, Inc.	$32
	Prudential Securities, Inc.	$84
	RBS Greenwich Capital Markets	$46
	UBS Securities LLC	$1,162
	Wells Fargo & Co.	$884

Global Enhanced Dividend Fund	Banc of America Securities LLC	$27
	HSBC Securities, Inc.	$51
	JP Morgan Securities, Inc.	$67
	Prudential Securities, Inc.	$59
	State Street Global Markets LLC	$109
	U.S. Bancorp Investments, Inc.	$64
	Wells Fargo & Co.	$24

Global Growth Fund	Banc of America Securities LLC	$1,191
	Barclay Investments, Inc.	$3,949
	BNP Paribas Securities Corp.	$722
	Deutsche Bank Securities, Inc.	$3,254
	Goldman Sachs & Co.	$4,761
	JP Morgan Securities, Inc.	$4,728
	Prudential Securities, Inc.	$3,656
	UBS Securities LLC	$3,918

Global Health Fund	Banc of America Securities LLC	$134
	BNP Paribas Securities Corp.	$81
	Deutsche Bank Securities, Inc.	$366
	UBS Securities LLC	$0

Global Real Asset Fund	Banc of America Securities LLC	$2,604
	BNP Paribas Securities Corp.	$1,578
	Deutsche Bank Securities, Inc.	$7,112
	UBS Securities LLC	$7

Global Research Fund	Banc of America Securities LLC	$1,290
	Barclay Investments, Inc.	$304
	BNP Paribas Securities Corp.	$977
	Deutsche Bank Securities, Inc.	$1,253
	Goldman Sachs & Co.	$351
	HSBC Securities, Inc.	$379
	JP Morgan Securities, Inc.	$361
	Julius Baer Securities, Inc.	$573
	Prudential Securities, Inc.	$505
	UBS Securities LLC	$725
	Wells Fargo & Co.	$1,179

Growth Allocation Fund	State Street Global Markets LLC	$500

Growth Fund	Banc of America Securities LLC	$784
	BNP Paribas Securities Corp.	$475
	Deutsche Bank Securities, Inc.	$2,142
	Goldman Sachs & Co.	$16,367
	UBS Securities LLC	$2
	Wells Fargo & Co.	$11,421

Growth Opportunities Fund	Banc of America Securities LLC	$12,446
	BNP Paribas Securities Corp.	$7,539
	Deutsche Bank Securities, Inc.	$33,988
	Goldman Sachs & Co.	$22,613
	UBS Securities LLC	$34
	Wells Fargo & Co.	$22,098

High Yield Fund	JP Morgan Securities, Inc.	$7,743

Inflation Plus Fund	BNP Paribas Securities Corp.	$667
	Deutsche Bank Securities, Inc.	$667
	JP Morgan Securities, Inc.	$1
	Lehman Brothers, Inc.	$580
	RBS Greenwich Capital Markets	$414
	UBS Securities LLC	$1,002

International Growth Fund	Banc of America Securities LLC	$369
	Barclay Investments, Inc.	$1,414
	BNP Paribas Securities Corp.	$224
	Deutsche Bank Securities, Inc.	$1,009
	UBS Securities LLC	$1

International Opportunities Fund	Banc of America Securities LLC	$1,455
	Barclay Investments, Inc.	$3,858
	BNP Paribas Securities Corp.	$5,805
	Deutsche Bank Securities, Inc.	$3,972
	HSBC Securities, Inc.	$8,519
	Julius Baer Securities, Inc.	$5,281
	UBS Securities LLC	$13,001

International Small Company Fund	Banc of America Securities LLC	$1,288
	BNP Paribas Securities Corp.	$780
	Deutsche Bank Securities, Inc.	$3,517
	UBS Securities LLC	$4

International Value Fund	Banc of America Securities LLC	$21
	Barclay Investments, Inc.	$76
	BNP Paribas Securities Corp.	$79
	Credit Suisse Capital LLC	$109
	Deutsche Bank Securities, Inc.	$57
	HSBC Securities, Inc.	$172
	Prudential Securities, Inc.	$100
	UBS Securities LLC	$131

MidCap Fund	Banc of America Securities LLC	$9,663
	BNP Paribas Securities Corp.	$5,854

	Deutsche Bank Securities, Inc.	$26,387
	UBS Securities LLC	$26

MidCap Value Fund	Banc of America Securities LLC	$829
	BNP Paribas Securities Corp.	$503
	Deutsche Bank Securities, Inc.	$2,265
	UBS Securities LLC	$2

Money Market Fund	Barclay Investments, Inc.	$7,875
	BNP Paribas Securities Corp.	$36,340
	Credit Suisse Capital LLC	$4,997
	Deutsche Bank Securities, Inc.	$37,806
	Goldman Sachs & Co.	$2,001
	JP Morgan Securities, Inc.	$7,500
	RBS Greenwich Capital Markets	$16,824
	State Street Global Markets LLC	$15,240
	U.S. Bancorp Investments, Inc.	$4,499
	UBS Securities LLC	$51,309
	Wells Fargo & Co.	$5,502

Municipal Opportunities Fund	State Street Global Markets LLC	$1,794

Municipal Real Return Fund	State Street Global Markets LLC	$1,056

Short Duration Fund	Banc of America Securities LLC	$6,283
	Barclay Investments, Inc.	$2,626
	BNP Paribas Securities Corp.	$7,422
	Citigroup Global Markets, Inc.	$4,711
	Countrywide Securities Corp.	$2,144
	Credit Suisse Capital LLC	$6,637
	Deutsche Bank Securities, Inc.	$7,411
	Goldman Sachs & Co.	$2,270
	HSBC Securities, Inc.	$5,115
	Jefferies & Company, Inc.	$2,151
	JP Morgan Securities, Inc.	$19,966
	Lehman Brothers, Inc.	$1,074
	Merrill Lynch Pierce Fenner & Smith	$4,030
	Morgan Stanley & Co., Inc.	$3,141
	Prudential Securities, Inc.	$2,074
	RBS Greenwich Capital Markets	$5,142
	State Street Global Markets LLC	$1,275
	U.S. Bancorp Investments, Inc.	$2,522
	UBS Securities LLC	$9,977
	Wachovia Securities, Inc.	$3,706
	Wells Fargo & Co.	$8,764

Small Company Fund	Banc of America Securities LLC	$3,315
	BNP Paribas Securities Corp.	$2,008
	Deutsche Bank Securities, Inc.	$9,053
	UBS Securities LLC	$9

Small/Mid Cap Equity Fund	BNP Paribas Securities Corp.	$433
	Deutsche Bank Securities, Inc.	$433
	RBS Greenwich Capital Markets	$269
	UBS Securities LLC	$651

SmallCap Growth Fund	Banc of America Securities LLC	$1,127
	BNP Paribas Securities Corp.	$683
	Deutsche Bank Securities, Inc.	$3,077
	UBS Securities LLC	$3

Strategic Income Fund	Banc of America Securities LLC	$2,486
	BNP Paribas Securities Corp.	$2,840
	Citigroup Global Markets, Inc.	$7,058
	Credit Suisse Capital LLC	$1,364
	Deutsche Bank Securities, Inc.	$2,837
	Goldman Sachs & Co.	$1,093
	JP Morgan Securities, Inc.	$8,048
	Lehman Brothers, Inc.	$1,458
	Merrill Lynch Pierce Fenner & Smith	$3,136
	Morgan Stanley & Co., Inc.	$3,485
	RBS Greenwich Capital Markets	$4,333
	U.S. Bancorp Investments, Inc.	$1,330
	UBS Securities LLC	$4,262
	Wachovia Securities LLC	$603
	Wells Fargo & Co.	$441

Target Retirement 2010 Fund	State Street Global Markets LLC	$2

Target Retirement 2015 Fund	State Street Global Markets LLC	$1

Target Retirement 2020 Fund	State Street Global Markets LLC	$2

Target Retirement 2040 Fund	State Street Global Markets LLC	$8

Total Return Bond Fund	Banc of America Securities LLC	$15,702
	Barclay Investments, Inc.	$4,991
	BNP Paribas Securities Corp.	$5,559
	Citigroup Global Markets, Inc.	$44,027
	Countrywide Securities Corp.	$6,827
	Credit Suisse Capital LLC	$8,034
	Deutsche Bank Securities, Inc.	$5,553
	Goldman Sachs & Co.	$10,400
	JP Morgan Securities, Inc.	$49,328
	Jefferies & Company, Inc.	$3,758
	Lehman Brothers, Inc.	$7,377
	Merrill Lynch Pierce Fenner & Smith	$25,436
	Morgan Stanley & Co., Inc.	$15,878
	RBS Greenwich Capital Markets	$14,860
	UBS Securities LLC	$14,098
	Wachovia Securities LLC	$3,438
	Wells Fargo & Co.	$12,945

Value Fund	Banc of America Securities LLC	$8,054
	BNP Paribas Securities Corp.	$990
	Credit Suisse Capital LLC	$4,793
	Deutsche Bank Securities, Inc.	$4,461
	Goldman Sachs & Co.	$8,369
	JP Morgan Securities, Inc.	$13,754
	U.S. Bancorp Investments, Inc.	$4,664

	UBS Securities LLC	$4
	Wells Fargo & Co.	$15,158

Value Opportunities Fund	Banc of America Securities LLC	$4,056
	BNP Paribas Securities Corp.	$482
	Deutsche Bank Securities, Inc.	$2,173
	JP Morgan Securities, Inc.	$1,531
	UBS Securities LLC	$1,934
	Wells Fargo & Co.	$5,654

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund, and World Bond Fund had not commenced operations as of the date of this SAI, no information regarding each Fund’s regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) is available.

FUND EXPENSES

EXPENSES OF THE FUNDS.  Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) fees, expenses and disbursements of custodians for all services to the Fund; (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (13) expenses for servicing shareholder accounts; (14) any direct charges to shareholders approved by the directors of the Fund; (15) compensation and expenses of directors of the Fund, other than those who are also officers of The Hartford; and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund and Floating Rate High Income Fund may incur unique expenses due to the nature of its investment strategy which are paid only by the Floating Rate Fund and Floating Rate High Income Fund, including:  consultants’ and attorneys’ fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests.  Each fund of funds’ expense ratios, as disclosed in the funds of funds’ prospectuses, may be higher or lower depending on the allocation of the fund of funds’ assets among the Underlying Funds and the actual expenses of the Underlying Funds.

DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Investment Financial Services, LLC (“HIFSCO”) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by each Company’s Board of Directors.  HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO.  Except as discussed below under “Distribution Plans,” HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.  The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund.  HIFSCO is not obligated to sell any specific amount of shares of any Fund.

HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds.  HIFSCO has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law.  In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order.  Orders will be priced at that Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund.  Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES.  As stated in the prospectuses, HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed 0.12% of the average net assets of the Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2010, HIFSCO and its affiliates incurred approximately $34 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•            Payments for placement of Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Funds within a group that receives special marketing focus or are placed on a “preferred list”;

•            “Due diligence” payments for a Financial Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds;

•            “Marketing support fees” for providing assistance in promoting the sale of Fund shares;

•            Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

•            Provision of educational programs, including information and related support materials;

•            Hardware and software; and

•            Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2011, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HIFSCO may enter into ongoing contractual arrangements with other Financial Intermediaries.

AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith

Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wells Fargo Advisors, LLC, Wells Fargo Investments, and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

In addition to the Financial Intermediaries listed above, listed below are all Financial Intermediaries that received Additional Payments with at least a $100 value in 2010 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists (financial intermediaries receiving less than $100 value have not been included).  ABNB Federal Credit Union, Addison Avenue Federal C.U., AIG Financial Advisors, Allen & Co. of Florida, Inc., AllState Financial Svcs., LLC, American Funds & Trusts, Inc., American Investors Company, American Portfolios Fncl Svcs, Ameriprise Advisor Srvcs., Inc., Ameriprise Financial Srvcs Inc., Ameritas Investment Corp., Anchor Bank, Anderson & Strudwick, Inc., Arvest Asset Management, Ascend Financial Svcs., Inc., Associated Investment Svcs, Inc., Ausdal Financial Partners, Inc., AXA Advisors, LLC, B.C. Ziegler and Company, Bancorpsouth Investment Srvc Inc., BancWest Investment Srvcs Inc., Bank of the West, Bank Securities Association, BB&T Investment Services, Inc., BCG Securities, Inc., Berthel, Fisher & Co. Fin Svcs Inc., BOSC, Inc., BPU Investment Management, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Rsrch, Inc., Cambridge Legacy Sec., LLC, Cantella & Co., Inc., Cape Securities, Inc., Capital Analysts, Inc., Capital Bank, Capital Financial Srvcs., Inc., Capital Investment Group, Inc., Capital Management Secs., Inc., Capital One Investments Svcs LLC, Capital One, N.A., CapTrust Financial Advisors, LLC., Carey, Thomas, Hoover &  Breault, Carolina Bank & Trust Co., Carolina First Bank, Carolinas Investment Consulting LLC, Carroll Bank & Trust, CCF Investments, Inc., CCO Investment Services Corp.,  Centaurus Financial, Inc., Central Virginia Bank, CFD Investments, Inc., Charles Schwab & Company, Inc., Chase, Chase Investments Srvcs, Corp., Citadel Federal Credit Union, Citigroup Global Markets, Inc., City Securities Corporation, Commerce Brokerage Svcs, Inc., Commonwealth Financial Network, Compass Brokerage, Inc., Comprehensive Asset Management Svc., Cozad State Bank & Trust Co., Credit Suisse Securities LLC, Crowell, Weedon & Co., Crown Capital Securities, LLP, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP, Cutter & Company, Inc., D.A. Davidson & Company, D.L. Evans Bank, Davenport & Company LLC, David A. Noyes & Company, Delta Equity Services Corp., Deutsche Bank Securities, Inc., Dreyfus Service Corporation, Duncan — Williams, Inc., Eagle One Investments, LLC, East Carolina Bank (The), EDI Financial, Inc., Edward Jones, Elevations Credit Union, Equable Securities Corporation, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC, Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp, Financial Telesis, Inc., Fintegra LLC, First Allied Securities, First Bank, First Citizens Bank & Trust Co., First Citizens Finl Plus, Inc., First Citizens Investor Srvcs, First Financial Bank, NA, First Financial Equity Corp., First Global Capital Corp., First Heartland Capital Inc., First Investors Corporation, First National Bank, First National Investments, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Advisors, FNIC F.I.D. Div., Folger Nolan Fleming Douglas, Foothill Securities, Inc., Foresters Equity Services, Inc., Franklin Templeton Dist., Inc., Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulton Bank, G.L. Smith & Associates, Inc.,  Geneos Wealth Management, Inc., Gilford Securities, Inc., Girard Securities, Inc., GMS Group, LLC, Great American Advisors, Inc., GWN Securities, Inc., H. Beck, Inc., H.D. Vest Investment Services, Harbor Financial Services, Harbour Investments, Inc., Harger and Company, Inc., Harris Investor Services, Inc., Harris Investors, Harvest Capital LLC, Heartland Bank, Hefren-Tillotson/Masterplan, Heim Young & Associates, Inc., Heritage Bank, Heritage Community Bank, Heritage Financial Services, Hornor, Townsend & Kent, Inc., HSBC Bank USA, National Assoc., HSBC Securities (USA) Inc., Huntington Valley Bank, Huntleigh Securities Corp., Independent Fin’l Group, LLC, Indiana Merchant Banking & Brok., Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, InterSecurities, Inc., Inverness Sec. LLC, INVEST Financial Corporation, INVEST / First Bank, Investacorp, Inc.,  Investment Center, Inc., Investment Centers of America, Investment Professionals, Inc., Investors Capital Corp., J.J.B Hilliard, W.L. Lyons LLC., J.P. Turner & Company LLC, J.W. Cole Financial, Inc., James T. Borello & Co., Janney Montgomery Scott, Inc., Jesup & Lamont Securities Corp, JHS Capital Advisors, Inc., KCD Financial, Inc., KeyBank, N.A., Key Investment Services, LLC, Kirkwood Bank & Trust Co., KMS Financial Services, Inc., Kovack Securities, Inc., L.F. Financial, LLC, L.M. Kohn & Company, L.O. Thomas & Company, Lara, Shull & May, LTD, LaSalle Street Securities, Inc., Legacy Asset Securities, Inc., Liberty Group, LLC, Lincoln Financial Advisors Corp, Lincoln Financial Securities, Linsco/Private Ledger/Bank Div., Lockton Financial Advisors LLC, LPL Financial Corporation, LPL Financial Services, LSY, Inc., M Holdings Securities, Inc., M&I Bank, M&I Financial Advisors, Inc., M&T Bank, M&T Securities, Inc., Main Street Securities, LLC, Matrix Capital Group, Inc., Maxim Group LLC, Means Investment Co Inc., Merrill Lynch Inc., Merrimac Corporate Secs., Inc., MetLife Securities, Inc., MFS, Milkie / Ferguson Investments, MML Investor Services, Inc., Monarch Bank, Money Concepts Capital Corp, Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc., Morgan Stanley Smith Barney, Multi-Financial Securities Corp, Mutual Securities, Inc., Mutual Service Corp., National Planning Corporation, National Securities Corp., NBC Securities, Inc., New England Securities Corp., NewBridge Bank, Nexity Financial Services, Inc., Next Financial Group, Inc., NFP Securities, Inc., North Shore Bank, FSB, Northland Securities, Inc., Northwest Federal Credit Union, Northwest Financial Corp., Northwestern Mutual Inv Svcs, NPB Financial Group LLC, NRP Financial, Inc., Ohio National Equities, Inc., Oppenheimer and Co., Inc., Pacific Capital Bank, NA, Pacific West Securities, Inc., Packerland Brokerage Svcs, Inc., Park Avenue Securities LLC, Paulson Investment Company Inc., Peak Investment, Peoples Securities, Inc., Pershing, Pinnacle Investments, LLC, Planned Investments, Inc., PNC Bank Corp., PNC Investments LLC, Prime Capital Services, Inc., Prime Solutions Securities, Inc., PrimeVest Financial Services, Princor Financial Service Corp, Private Consulting Group, Inc., ProEquities, Inc., Prospera Financial Services, Purshe, Kaplan Sterling Investment, Putnam Investments, QA3 Financial Corp., Questar Capital Corp, Raymond James & Associates, Inc.,

Raymond James FID Division, Raymond James Fincl Srvcs,Inc., RBC Bank, RBC Capital Markets Corp., RBC Dain FID Division, RDM Investment Services, Inc., RiverStone Wealth Management., Inc., Robert W. Baird & Co. Inc., Rogan & Associates, Inc., Royal Alliance Associates, Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, Saunders Retirement Advisors, Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., SII Investments, Smith Barney, Smith Barney Bank Advisor, Smith Moore & Company, Sorrento Pacific Financial, LLC, South Valley Wealth Management, Southern Community B & T, Southwest Securities, Inc., Spectrum Capital, Inc., Stephens, Inc., Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Sunset Fincl Services, Inc., SunTrust Investment Srvcs, Inc., SWBC Investment Company, SWS Financial Services, Synergy Investment Group, Synovus Securities, TD Ameritrade, Inc., The Huntington Investment Co., Thoroughbred Finl Svcs, LLC, Thrivent Investment Management, Inc., Thurston, Springer, Miller, Herd, Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., Triune Capital Advisors, TrustCore Investments, Inc., TrustMark Securities, Inc., UBS Financial Services, Inc., UBS Private Banking, UMB Financial Services, Inc., Union Bank & Trust, Union Bank of California, N.A., UnionBanc Investment Services, United Brokerage Services, Inc., United Planners Fin.Svcs.of Amer, US Bancorp FID, US Bancorp Investments, US Bank, N.A., USI Securities, UVest Financial Services, UVest Financial Services Group, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., W.R. Rice Financial Services, Inc., Wachovia ISG Platform, Walnut Street Securities, Inc., Washington State Employees CU, Waterstone Financial Group, Inc., Wayne Hummer Investments LLC, Wedbush Morgan Securities Inc., Wellington Securities, Inc., Wells Fargo Adv. Fin. Network LLC, Wells Fargo Advisors, LLC, Wells Fargo Advisors, LLC ISG, Wells Fargo Ins. Srvcs. Inv. Adv., Wells Fargo Investments, WesBanco Securities, Inc., Wescom Financial Services, WFG Investments, Inc., WFP Securities, Wilbank Securities, Wiley Bros. — Aintree Capital, Winslow, Evans & Crocker, Inc., Wolf Financial Management LLC, Woodbury Financial Services, Inc., WRP Investments, Inc., Wunderlich Securities Inc. and WWK Investments, Inc.

COMMISSIONS TO DEALERS

The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008 is as follows:

YEAR	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2010
Class A	$102,924,280	$593,620	$88,366,651	$15,151,249
Class B	N/A	$4,336,288	N/A	$4,336,288
Class C	N/A	$1,355,124	N/A	$1,355,124
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class L	$331,237	$93	$281,414	$49,915
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
2009
Class A	$93,526,257	$875,030	$80,567,789	$13,833,498
Class B	N/A	$5,570,873	N/A	$5,570,873
Class C	N/A	$1,639,787	N/A	$1,639,787
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class L	$402,828	$231	$341,864	$61,195
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
2008
Class A	$139,316,691	$1,486,884	$120,172,508	$20,631,067
Class B	N/A	$6,677,607	N/A	$6,677,607
Class C	N/A	$2,913,799	N/A	$2,913,799
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class L	$576,218	$366	$489,847	$86,737
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund had not commenced operations as of the date of this SAI, no information is available regarding the aggregate dollar amount of commissions received by HIFSCO for the sale of each Fund’s shares.

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Corporate Opportunities Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Corporate Opportunities Fund, Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Floating Rate Fund and Floating Rate High Income Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGEAS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION ASPERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge.  However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of Money Market Fund.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers.  HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

Short Duration Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGEAS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION ASPERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(2)	0%	0%	See below

(2)          Investments of $500,000 or more in Class A shares may be made with no front-end sales charge.  However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers.  HIFSCO also may pay dealers of record commissions on purchases over $500,000 in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

HIFSCO pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HIFSCO’s principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089.  HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3, Class R4 and Class L shares of the Funds, pursuant to appropriate resolutions of the applicable Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA rule regarding asset-based sales charges.

CLASS A PLAN.  Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN.  Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN.  Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

CLASS L PLAN.  Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class L shares.  The entire fee will be used for distribution-related expenses.

CLASS R3 PLAN.  Pursuant to the Class R3 Plan, a Fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS R4 PLAN.  Pursuant to the Class R4 Plan, a Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

GENERAL.  Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including:  (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of

HIFSCO; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses (i.e., advertisements and sales literature); and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures.  Conversely, even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund affected thereby.  A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2010, the Funds paid the 12b-1 fees listed below.

Fund Name	Class A	Class B	Class C	Class R3	Class R4	Class L
Advisers Fund	$1,434,934	$602,421	$970,739	$361	$3,304	$0
Balanced Allocation Fund	$1,255,132	$935,321	$1,735,948	$48,413	$39,162	$0
Balanced Income Fund	$250,623	$40,227	$210,330	$236	$110	$0
Capital Appreciation Fund	$23,147,151	$9,286,834	$30,462,240	$406,398	$600,805	$0
Capital Appreciation II Fund	$1,284,965	$746,504	$3,110,073	$52,791	$16,156	$0
Checks and Balances Fund	$3,209,536	$1,443,873	$3,372,449	$5,390	$465	$0
Conservative Allocation Fund	$375,236	$240,498	$495,045	$10,840	$24,210	$0
Corporate Opportunities Fund	$308,995	$100,320	$249,901	$0	$0	$0
Disciplined Equity Fund	$210,740	$70,011	$118,850	$337	$170	$0
Diversified International Fund	$16,463	$10,870	$12,508	$3,900	$1,954	$0
Dividend and Growth Fund	$6,971,123	$2,100,907	$3,061,753	$80,424	$106,343	$0
Equity Growth Allocation Fund	$326,699	$304,920	$526,019	$10,427	$13,355	$0
Equity Income Fund	$1,704,666	$327,438	$513,999	$3,817	$4,177	$0
Floating Rate Fund	$3,829,972	$472,267	$15,953,301	$25,849	$4,733	$0
Fundamental Growth Fund	$85,424	$30,160	$86,765	$209	$105	$0
Global All-Asset Fund	$30,813	$0	$64,966	$4,331	$2,166	$0
Global Enhanced Dividend Fund	$15,194	$116	$2,267	$1,141	$575	$0
Global Growth Fund	$599,099	$160,385	$257,880	$559	$106	$0
Global Health Fund	$618,259	$282,094	$767,197	$12,693	$18,856	$0
Global Real Asset Fund	$11,953	$0	$18,455	$4,297	$2,150	$0
Global Research Fund	$123,766	$79,738	$134,231	$1,341	$664	$0
Growth Fund	$656,781	$184,184	$437,893	$960	$7,342	$455,317
Growth Allocation Fund	$966,061	$943,466	$1,634,087	$15,660	$30,275	$0
Growth Opportunities Fund	$1,637,984	$359,545	$1,685,311	$48,970	$98,572	$1,041,314
High Yield Fund	$571,877	$208,392	$635,663	$1,248	$283	$0
Inflation Plus Fund	$1,900,245	$1,028,542	$5,921,077	$93,243	$20,473	$42,149
International Growth Fund	$335,563	$164,613	$193,483	$2,553	$680	$0
International Opportunities Fund	$621,328	$165,355	$321,141	$6,437	$7,824	$0
International Small Company Fund	$129,835	$80,157	$109,602	$230	$115	$0
International Value Fund	$1,343	$0	$2,495	$1,128	$563	$0
MidCap Fund	$5,050,732	$1,316,454	$4,125,313	$28,493	$51,752	$0
MidCap Value Fund	$373,529	$182,689	$262,225	$210	$105	$0
Money Market Fund	$0	$0	$00	$0	$0	$0
Municipal Opportunities Fund	$559,668	$74,184	$1,189,517	$0	$0	$0
Municipal Real Return Fund	$382,336	$80,033	$449,254	$0	$0	$18,285
Short Duration Fund	$435,679	$100,371	$825,621	$0	$0	$0
Small Company Fund	$754,586	$146,745	$398,153	$126,115	$99,001	$0
Small/Mid Cap Fund	$99,275	$50,799	$87,084	$0	$0	$0
SmallCap Growth Fund	$123,086	$83,153	$104,844	$1,385	$5,653	$204,724
Strategic Income Fund	$419,188	$146,728	$1,349,391	$0	$0	$0
Target Retirement 2010 Fund	$23,074	$0	$0	$18,597	$22,697	$0
Target Retirement 2015 Fund	$0	$0	$0	$32,221	$9,637	$0
Target Retirement 2020 Fund	$52,941	$0	$0	$49,377	$57,361	$0
Target Retirement 2025 Fund	$0	$0	$0	$26,961	$10,972	$0
Target Retirement 2030 Fund	$47,015	$0	$0	$43,301	$68,391	$0
Target Retirement 2035 Fund	$0	$0	$0	$20,309	$8,217	$0
Target Retirement 2040 Fund	$0	$0	$0	$19,464	$7,537	$0
Target Retirement 2045 Fund	$0	$0	$0	$11,836	$4,845	$0
Target Retirement 2050 Fund	$0	$0	$0	$11,310	$4,775	$0
Total Return Bond Fund	$2,065,547	$757,448	$1,180,756	$25,972	$60,188	$0
Value Fund	$158,295	$64,757	$123,473	$2,784	$581	$0
Value Opportunities Fund	$181,059	$77,636	$109,441	$5,536	$10,953	$55,563

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund, and World Bond Fund had not commenced operations as of the date of this SAI, no information regarding 12b-1 fees paid is available.

For the fiscal year ended October  31, 2010, approximately $155,537,023 and $1,223,605 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders), respectively.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares — Buying Shares” in the Funds’ prospectuses.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS.  Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds.  These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectuses.  However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see “About Your Account — Selling Shares” in the Funds’ prospectuses.

ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR CLASS L SHAREHOLDERS.  In addition to the exemptions described in the Funds’ prospectuses, the following shareholders of Class L shares of a Fund, who were Class L shareholders on February 19, 2002 and remain invested in that particular Fund and class, are exempt from the sales charge for subsequent purchases in that same Fund and class:

•                  The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons’ children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons.  (All such persons may continue to add to their account even after their company relationships have ended.);

•                  Fund directors, officers, or their spouses/domestic partners (or such persons’ children, grandchildren, parents, or grandparents—or spouses/domestic partners of any such persons), if all account owners fit this description;

•                  Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. (“Woodbury Financial”), formerly Fortis Investors, Inc. (including agencies), or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons’ children, grandchildren, parents, or grandparents—or spouses of any such persons), if all account owners fit this description;

•                  Selling broker-dealers and their employees and sales representatives;

•                  Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the Funds;

•                  Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

•                  Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more.  (A 1% CDSC applies if redeemed within 18 months.);

•                  Registered investment companies;

•                  Purchases by employees (and their families, as defined below under the “Rights of Accumulation” section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who, as a part of their usual duties, provide such services related to such transactions in Fund shares shall qualify;

•                  Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000.  For sales of $500,000 or more, normal sales charges apply;

•                  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority or using a money management/mutual fund “wrap” program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

•                  Accounts that were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

•                  One or more members of a group (and their families, as defined below under the “Rights of Accumulation” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity.  (A 1% CDSC applies if redeemed within 18 months.)

RIGHTS OF ACCUMULATION.  Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of all shares of any Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts.  For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members.  For Class A shares, the definition of family member varies depending upon when the purchaser opened the account.  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.  For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.  As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares.  Participants in retirement plans receive breakpoints at the plan level.  Acceptance of the purchase order is subject to confirmation of qualification.  The rights of accumulation may be amended or terminated at any time as to subsequent purchases.  HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT.  Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”).  Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART 529 Accounts owned by the shareholder as described above under “Rights of

Accumulation.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI.  If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI.  The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price.  If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  Purchases based on a LOI may include holdings as described above under “Rights of Accumulation.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.  HASCO must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN.  The Systematic Withdrawal Plan (“SWP”) is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below under Deferred Sales Charge) of a Fund deposited by the applicant under this SWP.  The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000.  Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account.  Redemptions are potentially taxable transactions to shareholders.  To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account.  In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death, or (3) when all shares under the SWP have been redeemed.  Each Fund pays the fees associated with maintaining the SWPs.

SPECIAL REDEMPTIONS.  Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company’s directors.  When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value.  The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

EXCHANGES. In general, shareholders may exchange one class of shares of a Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.  Under certain circumstances, Class A shares of a Fund may be exchanged for Class I shares of the same Fund if you become eligible to purchase Class I shares.  Similarly, if you hold Class C shares of a Fund and subsequently open a proprietary, fee-based or wrap account with a financial intermediary that has an agreement with HIFSCO, you may exchange your Class C shares for Class I shares of the same Fund provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable Fund prospectus are satisfied.  All exchanges are made at net asset value.

HIFSCO reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances.  All exchanges are subject to meeting investment minimum or eligibility requirements.  Please consult your financial advisor to discuss tax implications, if any, on an exchange.

DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C AND CLASS L.  Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the full amount of the purchase payment is invested in the Fund.

Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase, Class B shares that are redeemed within six years of purchase and Class C shares that are redeemed within one year of purchase are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC.  The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed.  No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares.  Solely for purposes of determining the holding period for purchases of Class B and Class C shares during a month, all payments during a month will be aggregated and deemed to have been made on the first day of the month.  The CDSC will be calculated in a manner that results in the lowest applicable rate being charged.  To determine whether a CDSC applies, a Fund redeems shares in the following order:  (1) shares representing an increase over the original purchase cost; (2) shares acquired through reinvestment of dividends and capital gains distributions; (3) Class B shares held for over 6 years or Class C shares held over 1 year; and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class C and Class L shares, such as the payment of compensation to select selling brokers for selling these classes of shares.  The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class C and Class L shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class B and Class C shares and of Class A and Class L shares that are subject to the CDSC in the following cases:

•                  to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated;

•                  because of shareholder death or disability in the case of a transfer or rollover to a Hartford company only;

•                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies; and

•                  for retirement plans under the following circumstances:

(1)                to return excess contributions,

(2)                hardship withdrawals as defined in the plans,

(3)                under a Qualified Domestic Relations Order as defined in the Code,

(4)                to meet minimum distribution requirements under the Code,

(5)                to make “substantially equal payments” as described in Section 72(t) of the Code,

(6)                after separation from service for employer sponsored retirement plans, and

(7)                for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

SUSPENSION OF REDEMPTIONS.  A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed.  Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above the $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each business day that the Exchange is open.  The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the valuation date.  The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor

Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange.  The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities.  If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors.  Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange, that is expected to affect the value of the portfolio security.  The circumstances in which a Fund may use fair value pricing include, among others:  (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings.  In addition, with respect to the valuation of equities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models  that evaluate changes in the value of the foreign market proxies (for example, futures contracts, ADRs, exchange traded funds) after the close of the foreign exchanges but before the Valuation Time.  Securities that are primarily  traded on foreign markets may trade on days that are not business days of the Funds.  The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time.  There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors.  Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending.  Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.  Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium.  The interest payable at maturity is accrued as income, on a daily basis, over the remaining life of the instrument.  Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio’s investments assuming the instrument’s obligation is paid in full at maturity.  In connection with its use of the amortized cost method, the Money Market Fund will:  (i) maintain a dollar-weighted average portfolio maturity of 60 days or less; and (ii) maintain a dollar weighted average life to maturity of 120 days or less.

The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share.  The Board of Directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used.  In the event such a deviation could result in material dilution or other unfair results, the Board of Directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the Board of Directors, (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities), and an irrevocable determination to liquidate the Fund and to suspend redemptions of shares of the Fund.  In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

Exchange-traded equity securities shall be valued at the last reported sale price on the exchange on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.  For securities traded on the Nasdaq, the Funds utilize the Nasdaq Official Closing Price, which compares the last trade to the bid/ask range of a security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price.  If the last price is below the bid, the bid will be the closing price.  If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded.  If the instrument did not trade on the Primary Market, it may be valued at the last reported sales price at the Valuation Time on another exchange or market where it did trade.  If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between the most recent bid and asked prices on such exchange or market at the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.  In the case of OTC options that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively.  If a settlement price is not available, the futures contracts will be valued at the most recent trade price as of the Valuation Time.  If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the foreign currency exchange rate and the forward currency rate.  Foreign currency exchange rates and forward currency rates are obtained from an independent pricing service on the valuation date.

Swaps shall be valued using a custom interface from  an independent pricing service.  If a swap cannot be valued through a independent pricing service, Bloomberg will be used to calculate a value based upon inputs from the terms of the deal.  Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market.  If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument.  In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A Fund’s maximum offering price per Class A and Class L shares is determined by adding the maximum sales charge to the net asset value per share.  Class C, Class I, Class R3, Class R4, Class R5, Class Y and the Class A shares of Money Market Fund are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996.  The authorized capital stock of the Company consists of [49.8] billion shares of common stock, par value $0.001 per share (“Common Stock”).  The shares of Common Stock are divided into 51 series.

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001.  The series of the Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001.  Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations.  The authorized capital stock of the Company consists of 162.5 billion shares of common stock, par value $0.0001 per share (“Common Stock”).  The shares of Common Stock are divided into 5 series.

The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company.  Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

Accordingly, the Directors of each Company have authorized the issuance of the following classes of stock for each Fund:

Class A Shares: Each Fund except Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class B Shares: Each Fund except Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund, Global All-Asset Fund, Global Real Asset Fund, International Value Fund, World Bond Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class C Shares:  Each Fund except Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class Y Shares: Each Fund except Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Checks and Balances Fund, Municipal Opportunities Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class I Shares: Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Diversified International Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Fundamental Growth Fund, Global All-Asset Fund, Global Enhanced Dividend Fund, Global Health Fund, Global Real Asset Fund, Global Research Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, Municipal Opportunities Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Municipal Real Return Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund and World Bond Fund.

Class R3, Class R4 and Class R5 Shares: Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Disciplined Equity Fund, Diversified International Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Fundamental Growth Fund, Global All-Asset Fund, Global Enhanced Dividend Fund, Global Growth Fund, Global Health Fund, Global Real Asset Fund, Global Research Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, MidCap Fund, MidCap Value Fund, Money Market Fund, Small Company Fund, Total Return Bond Fund, Value Fund, World Bond Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

Class L Shares: Inflation Plus Fund, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax Free National Fund and Value Opportunities Fund.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.  The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable.  Such shares have no preemptive or, for Class A, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.

As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings.  Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year.  If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”) (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.  In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S.Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known.  The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders.  Each Fund with “Global” and “International” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.  If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any.  Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit.  Shareholders must itemize their deductions in order to deduct foreign taxes.  Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

With respect to the Funds other than the funds of funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.  If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund.  Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations.  For tax years beginning on or before December 22, 2010 a fund of funds, would not, however, be eligible to elect to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.  For tax years beginning after December 22, 2010, a fund of funds would be eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the fund of funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.

As of October 31, 2010, the following Funds have capital loss carryforwards as indicated below.  Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder.  For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the Funds may have more losses from the earlier periods expire unused.

FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Advisers Fund	$58,352	2016
Advisers Fund	$202,017	2017
Balanced Income Fund	$5,497	2017
Capital Appreciation Fund	$3,033,398	2017
Capital Appreciation II Fund	$242,509	2017
Checks and Balances Fund	$1,355	2017
Checks and Balances Fund	$1,007	2018
Corporate Opportunities Fund	$7,768	2016
Corporate Opportunities Fund	$27,558	2017
Disciplined Equity Fund	$5,570	2011
Disciplined Equity Fund	$23,225	2016
Disciplined Equity Fund	$33,196	2017
Diversified International Fund	$745	2016
Diversified International Fund	$3,384	2017
Dividend and Growth Fund	$95,054	2015
Dividend and Growth Fund	$19,011	2016
Dividend and Growth Fund	$366,391	2017
Equity Income Fund	$92,463	2017
Floating Rate Fund	$4,169	2015
Floating Rate Fund	$270,204	2016
Floating Rate Fund	$272,061	2017
Fundamental Growth Fund	$8,452	2017
Global Enhanced Dividend Fund	$448	2016
Global Enhanced Dividend Fund	$2,897	2017
Global Enhanced Dividend Fund	$99	2018
Global Growth Fund	$20,910	2016
Global Growth Fund	$119,711	2017
Global Health Fund	$114,092	2017
Global Research Fund	$7,379	2015
Global Research Fund	$7,450	2016
Global Research Fund	$3,887	2017
Global Research Fund	$2,733	2018
Growth Fund	$131,059	2017
Growth Opportunities Fund	$68,132	2016
Growth Opportunities Fund	$629,843	2017
High Yield Fund	$18,008	2011
High Yield Fund	$3,595	2014
High Yield Fund	$21,761	2016
High Yield Fund	$18,103	2017
Inflation Plus Fund	$883	2012
Inflation Plus Fund	$6,198	2013
Inflation Plus Fund	$879	2014
Inflation Plus Fund	$4,586	2016
Inflation Plus Fund	$3,192	2017
International Growth Fund	$177,370	2016
International Growth Fund	$110,545	2017
International Opportunities Fund	$324	2016
International Opportunities Fund	$59,839	2017
International Small Company Fund	$19,340	2016
International Small Company Fund	$46,804	2017
MidCap Fund	$174,764	2017
MidCap Value Fund	$23,853	2016
MidCap Value Fund	$42,949	2017
Municipal Opportunities Fund	$284	2015
Municipal Opportunities Fund	$12,922	2016
Municipal Opportunities Fund	$15,644	2017
Municipal Opportunities Fund	$6,121	2018
Municipal Real Return Fund	$5	2013
Municipal Real Return Fund	$433	2014
Municipal Real Return Fund	$2,885	2015
Municipal Real Return Fund	$23,184	2016
Municipal Real Return Fund	$16,621	2017
Municipal Real Return Fund	$6,088	2018
Short Duration Fund	$221	2011
Short Duration Fund	$295	2012
Short Duration Fund	$977	2013
Short Duration Fund	$731	2014
Short Duration Fund	$162	2015
Short Duration Fund	$751	2016
Short Duration Fund	$1,988	2017
Short Duration Fund	$344	2018
Small Company Fund	$113,193	2017
SmallCap Growth Fund	$20,125	2016
SmallCap Growth Fund	$59,053	2017
Small/Mid Cap Equity Fund	$6,054	2016
Small/Mid Cap Equity Fund	$27,997	2017
Strategic Income Fund	$19,204	2017
Total Return Bond Fund	$339	2016
Total Return Bond Fund	$39,844	2017
Value Fund	$802	2016
Value Fund	$46,197	2017
Value Opportunities Fund	$35,824	2016
Value Opportunities Fund	$35,127	2017
Balanced Allocation Fund	$14,074	2016
Balanced Allocation Fund	$56,654	2017
Balanced Allocation Fund	$22,372	2018
Conservative Allocation Fund	$659	2015
Conservative Allocation Fund	$7,466	2016
Conservative Allocation Fund	$11,433	2017
Conservative Allocation Fund	$4,906	2017
Equity Growth Allocation Fund	$31,808	2017
Equity Growth Allocation Fund	$10,578	2018
Growth Allocation Fund	$10,823	2017
Growth Allocation Fund	$19,625	2018
Target Retirement 2010 Fund	$397	2016
Target Retirement 2010 Fund	$1,796	2017
Target Retirement 2020 Fund	$1,515	2016
Target Retirement 2020 Fund	$2,026	2017
Target Retirement 2020 Fund	$376	2018
Target Retirement 2030 Fund	$378	2016
Target Retirement 2030 Fund	$1,251	2017
Target Retirement 2030 Fund	$755	2018

Because Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund, and World Bond Fund had not commenced operations as of the date of this SAI, no information regarding capital loss carryforwards is available for each Fund.

With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.  The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers.  Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes.  This summary does not address any federal estate tax issues that may arise from ownership of Fund shares.  Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains.  Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  Distributions from net short-term capital gains are taxable to a shareholder as ordinary income.  Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares.  To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify.  The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.  Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.  For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to the funds of funds, in general, as described in their prospectuses, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains.  Distributions of a fund of funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net capital gains may be distributed to a fund of funds as capital gain distributions.  A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Distributions of a fund of funds’ net capital gain properly designated by the fund of funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares.  To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify.  The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.  Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the funds of funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.  For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

At the Companies’ option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund.  The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares.  Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain.  A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf.  In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below).  Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares.  In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares.  The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares.  Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets.  This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss.  If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.  The lower tax rates on long-term capital gains for individuals are currently scheduled to expire after 2012, at which time the maximum rate is currently scheduled to increase to 20%.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss.  For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge.  In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35% (currently scheduled to increase to 39.6% after 2012).  Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date.  The lower tax rates on qualified dividend income are currently scheduled to expire after 2012.  After 2012 such amounts would be taxed at ordinary income rates in the absence of further congressional action.  Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.  Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.  Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  A Fund’s ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction.  The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend.

Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally is reported to the IRS.  Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty).  Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains.  In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2012, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund.  Also, for that same period, U.S. estate taxes may not apply to that portion of a Fund’s shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes.  A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of

“U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

Effective January 1, 2013, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

A Fund may be required to withhold U.S. federal income tax at a rate of 28% (currently scheduled to increase to 31% after 2012) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number.  The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

MUNICIPAL OPPORTUNITIES FUND AND MUNICIPAL REAL RETURN FUND

Each of Municipal Opportunities Fund and Municipal Real Return Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code.  Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders.  Portions of the dividends paid by Municipal Opportunities Fund and Municipal Real Return Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes.  Dividends paid by Municipal Real Return Fund will generally be subject to state and local income taxes.  Dividends paid by Municipal Opportunities Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Opportunities Fund and Municipal Real Return Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax.  State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.  In addition, any loss realized by a shareholder of Municipal Opportunities Fund or Municipal Real Return Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.  For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.

If either Municipal Opportunities Fund or Municipal Real Return Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Opportunities Fund or Municipal Real Return Fund.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits.  Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.

TAXATION OF THE UNDERLYING FUNDS

With respect to the funds of funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code.  In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.

PRINCIPAL UNDERWRITER

HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

CUSTODIAN

Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.

TRANSFER AGENT

Hartford Administrative Services Company (“HASCO”), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund.  As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account.  For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Companies’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2010.  Ernst & Young LLP is principally located at 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402.

OTHER INFORMATION

The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford”, and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HIFSCO and the sub-advisers have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Companies’ audited financial statements for the fiscal year ended October 31, 2010, together with the notes thereto, and reports of Ernst & Young LLP, the Companies’ Independent Registered Public Accounting Firm, are incorporated by reference from each Company’s Annual Report for the fiscal year ended October 31, 2010 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.

The Companies’ Annual Reports are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at www.hartfordmutualfunds.com or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process.  Pursuant to the Fund’s Policy  Related to Proxy Voting, as approved by the Funds’ Boards of Directors, HIFSCO has delegated to the applicable sub-adviser the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities.  Each Fund’s exercise of this delegated proxy voting authority is subject to oversight by HIFSCO.  Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest.  With respect to the funds of funds, the Funds’ policy provides that HIFSCO will vote any proxies of the Underlying Funds in accordance with the vote of the shareholders of the Underlying Funds.

The policies and procedures used by the investment manager and each sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing each sub-adviser’s policies and procedures, as well as the Funds’ voting records.  For a complete copy of each sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordmutualfunds.com.  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

Hartford Investment Financial Services, LLC

The Checks and Balances Fund allocates its assets in a combination of other Hartford Mutual Funds.  If an underlying Hartford Mutual Fund has a shareholder meeting, HIFSCO votes proxies in the same proportion as the vote of the underlying Hartford Mutual Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Hartford Investment Management Company

The Funds for which Hartford Investment Management Company (“Hartford Investment Management”) serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets it manages.  The goal of Hartford Investment Management is to vote proxies in what it believes are the best economic interests of its clients, free from conflicts of interest.  The Proxy Voting Committee of Hartford Investment Management has determined that this goal is best achieved by retaining the services of Glass Lewis & Co., LLC, an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors (“Glass Lewis”).

In general, all proxies received from issuers of securities held in client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.  Hartford Investment Management has concluded that the Glass Lewis guidelines are substantially in accord with Hartford Investment Management’s own philosophy regarding appropriate corporate governance and conduct. In most cases, securities will be voted in accordance with Glass Lewis’ voting recommendations, but Hartford Investment Management may deviate from Glass Lewis’s recommendations on specific proxy proposals. To ensure that no voting decision is influenced by a conflict of interest, a portfolio manager who intends to vote contrary to a Glass Lewis recommendation must notify Hartford Investment Management’s Proxy Committee of such intent, and obtain its approval before voting.

The Proxy Voting Committee evaluates the performance of Glass Lewis at least annually.

Hartford Investment Management votes proxies solicited by an affiliated investment company in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting).

Material Conflict of Interest Identification and Resolution Processes

The use of Glass Lewis minimizes the number of potential conflicts of interest Hartford Investment Management faces in voting proxies, but Hartford Investment Management does maintain procedures designed to identify and address those conflicts that do arise. Proxy votes with respect to which an apparent conflict of interest is identified are referred to the Proxy Committee to resolve. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee’s vote on the matter in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision. Potential conflicts of interest may include:

•      The issuer that is soliciting Hartford Investment Management’s proxy vote is also a client of Hartford Investment Management or an affiliate;

•      A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;

•      A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; or

•      A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.

Situations in which Hartford Investment Management might not vote a proxy

It may not be possible to cast an informed vote in certain circumstances due to lack of information in the proxy statement. Hartford Investment Management and/or Glass Lewis may abstain from voting in those instances.  Proxy materials not being delivered in a timely fashion also may prevent analysis or entry of a vote by voting deadlines.  In some cases Hartford Investment Management may determine that it is in the best economic interests of its clients not to vote certain proxies.   For example, Hartford Investment Management generally does not vote proxies of issuers subject to shareblocking provisions or in jurisdictions that impose restrictions upon selling shares after proxies are voted.  Similarly, votes are generally not cast in those foreign jurisdictions which require that a power of attorney be filed. Mutual fund and third party client accounts may have a securities lending program.  In such a case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been loaned (loan termination is often the only way to vote proxies on the loaned securities).  In general, Hartford Investment Management does not know when securities have been loaned.

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans).  Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting.  In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be limited to holders representing a minimum of 10-15% of the issued shares.

Advance Notice Requirements for Shareholder Ballot Proposals.   Glass Lewis typically recommends that shareholders vote against these proposals.

Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

Voting Recommendation on the Basis of Independence:  Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.  See full guidelines for criteria.

Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

Voting Recommendation on the Basis of Other Considerations:  Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

•                  Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

•                  Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a

(1)  In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2)  Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company’s stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating and governance committees.

reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

•                  Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

•                  Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive  for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options.  Glass Lewis believes in performance-based equity compensation plans for senior executives.  Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks the these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance.  Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan.  To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee.  Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.  Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.  However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance.  However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options.  Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies.  Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection.  Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.  Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

Wellington Management Company, LLP

Upon a client’s written request, Wellington Management Company, LLP votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities.  Wellington Management has established Global Proxy Voting Guidelines (the “Guidelines”) to document positions generally taken on common proxy issues voted on behalf of clients. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders.  Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.  Moreover, while these Guidelines are written to apply globally, differences in local practice and law make universal application impractical.  Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.  It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients..

Wellington Management’s Guidelines set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion.  While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules.  Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect Wellington Management’ vote decision.  The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines.  In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1.               Takes responsibility for voting client proxies only upon a client’s written request.

2.               Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.               Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.               Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.               Identifies and resolves all material proxy-related conflicts of interest between Wellington Management and its clients in the best interests of the client.

6.               Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.               Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.               Provides all clients, upon request, with copies of the Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.               Reviews regularly the voting record to ensure that proxies are voted in accordance with these the policy and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.  The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements.  Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group.  In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank.  If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.  Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Wellington Management conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Global Proxy Voting Guidelines and handled as follows:

•                  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•                  Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group.  In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•                  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote.  Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies.  Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.  In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria.  Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote.  In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.  Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.  While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program.  In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.  Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking).  When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares.  The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote.  As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time.  The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.  Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.  In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management.  Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request.  In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Voting Guidelines

The following is a list of common proposals and guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Composition and Role of the Board of Directors

Election of Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors. Against. Wellington Management will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority.  Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director. For.

Approve Directors’ Fees. For.

Approve Bonuses for Retiring Directors. Case-by-Case.

Elect Supervisory Board/Corporate Assembly. For.

Elect/Establish Board Committee. For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans. For.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and is generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP). For.

Shareholder Approval of All Stock Option Plans (SP). For.

Disclose All Executive Compensation (SP). For.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors. Case-by-Case.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

•                  Shareholder approval requirement

•                  Sunset provision

•                  Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting. Against.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent. Against.

Capital Structure

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Authorize Share Repurchase. For.

Authorize Trade in Company Stock. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. For.

Issue Debt Instruments. Case-by-Case.

Social Issues

Endorse the Ceres Principles (SP). Case-by-Case.

Disclose Political and PAC Gifts (SP). Case-by-Case.

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles (SP). Case-by-Case.

Report on Sustainability (SP). Case-by-Case.

Miscellaneous

Approve Other Business. Against.

Approve Reincorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the Sub-Advisers will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.  In the case of intermediate ratings, they are included in the category of the primary rating.  For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

RATING OF BONDS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

STANDARD AND POOR’S CORPORATION (“STANDARD & POOR’S”)

AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

MOODY’S

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

The relative strength or weakness of the following factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

•                         Liquidity ratios are adequate to meet cash requirements.

Liquidity ratios are basically as follows, broken down by the type of issuer:

•      Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

•      Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

•      Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

•                         The long-term senior debt rating is “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB”.

•                         The issuer has access to at least two additional channels of borrowing.

•                         Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

•                         Typically, the issuer’s industry is well established and the issuer has a strong position within its industry.

•                         The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

STANDARD & POOR’S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used to debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating “CI” is reserved for income bonds on which no interest is being paid.

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY’S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated “Aa” are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated “A” possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

STANDARD & POOR’S RATINGS SERVICES. A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICES. Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody’s ratings for short-term loans have the following definitions:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

Standard & Poor’s assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, “AAA/A-1+”). For the newer “demand notes”, Standard & Poor’s note rating symbols, combined with the commercial paper symbols, are used (for example, “SP-1+/A-1+”).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

PART C

OTHER INFORMATION

Item 28.  Exhibits

a.(i)	Articles of Restatement dated July 12, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(ii)	Articles Supplementary dated August 13, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(iii)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(iv)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(v)	Articles Supplementary dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2011)

a.(vi)	Form of Articles Supplementary dated [ ], 2011 (filed herewith)

b.

Amended and Restated By-Laws adopted November 4, 2010, (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

c.	Not Applicable

d.(i)

Investment Management Agreement with Hartford Investment Financial Services, LLC dated November 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

d.(ii)

Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

d.(iii)

Investment Sub-Advisory Agreement with Hartford Investment Management Company dated as of October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

e.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ii)	Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 1996)

e.(iii)

Amendment No. 1 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(iv)

Amendment No. 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(v)

Amendment No. 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(vi)

Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company dated November 1, 1998 (incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 15, 2002)

e.(vii)

Amendment No. 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(viii)

Amendment No. 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ix)

Amendment No. 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(x)

Amendment No. 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(xi)

Amendment No. 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2003)

e.(xii)

Amendment No. 9 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

e.(xiii)

Amendment No. 10 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

e.(xiv)	Amendment No. 11 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29, 2005)

e.(xv)

Amendment No. 12 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

e.(xvi)	Amendment No. 13 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

e.(xvii)

Amendment No. 14 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

e.(xviii)	Amendment No. 15 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

e.(xix)

Amendment No. 16 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

e.(xx)

Amendment No. 17 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

e.(xxi)	Amendment No. 18 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 70 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 2008)

e.(xxii)

Amendment No. 19 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

e.(xxiii)	Amendment No. 20 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

e.(xxiv)	Amendment No. 21 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

e.(xxv)	Form of Amendment No. 22 to Principal Underwriting Agreement (filed herewith)

f.	Not Applicable

g.	Master Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 58 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2007)

h.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

h.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2006)

h.(iv)

Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(v)

Amendment No. 4 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

h.(vi)

Amendment No. 5 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

h.(vii)

Amendment No. 6 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

h.(viii)

Amendment No. 7 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

h.(ix)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

h.(x)	Fund Accounting Agreement dated January 3, 2000 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xi)

Amendment No. 1 to the Fund Accounting Agreement, dated July 23, 2001 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xii)

Second Amendment to the Fund Accounting Agreement, dated October 31, 2002 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xiii)

Third Amendment to the Fund Accounting Agreement, dated August 25, 2003 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xiv)

Fourth Amendment to the Fund Accounting Agreement, dated September 27, 2005 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xv)

Fifth Amendment to the Fund Accounting Agreement, dated January 1, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xvi)

Sixth Amendment to the Fund Accounting Agreement, July 31, 2006 (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

h.(xvii)

Seventh Amendment to the Fund Accounting Agreement, November 30, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(xviii)

Eighth Amendment to the Fund Accounting Agreement, May 31, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

h.(xix)

Ninth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

h.(xx)

Tenth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxi)

Eleventh Amendment to the Fund Accounting Agreement, March 1, 2008 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxii)

Twelfth Amendment to the Fund Accounting Agreement, March 1, 2008 (incorporated by reference to Post-Effective Amendment No. 70 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 2008)

h.(xxiii)

Thirteenth Amendment to the Fund Accounting Agreement, October 31, 2008 (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

h.(xxiv)

Fourteenth Amendment to the Fund Accounting Agreement, May 28, 2010 (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxv)

Fifteenth Amendment to the Fund Accounting Agreement, May 31, 2011 (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxvi)	Form of Sixteenth Amendment to the Fund Accounting Agreement, , 2011 (filed herewith)

h.(xxvii)

Amended and Restated Expense Limitation Agreement dated May 31, 2011 (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxviii)

Expense Limitation Agreement — Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxix)

Expense Limitation Agreement — Target Retirement Funds (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2011)

h.(xxx)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxxi)

Transfer Agency Fee Waiver Agreement — Global All-Asset Fund, Global Real Asset Fund and International Value Fund (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxxii)

Management Fee Waiver Agreement Dated May 31, 2011 — (Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund) (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxxiii)

Management Fee Waiver Agreement Dated March 1, 2011 (Global All-Asset Fund, Global Real Asset Fund) (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxxiv)

Management Fee Waiver Agreement Dated November 1, 2010 (Balanced Income Fund) (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxxv)

Management Fee Waiver Agreement Dated July 1, 2010 (Value Fund) (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxxvi)

Management Fee Waiver Agreement Dated May 28, 2010 (Global All-Asset Fund, Global Real Asset Fund) (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxxvii)

Sub-Advisory Fee Waiver Agreement Dated May 28, 2010 (Global All-Asset Fund, Global Real Asset Fund) (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxxviii)

Management Fee Waiver Agreement Dated May 28, 2010 (Global All-Asset Fund, Global Real Asset Fund) (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxxix)

Sub-Advisory Fee Waiver Agreement Dated May 28, 2010 (Global All-Asset Fund, Global Real Asset Fund) ((incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

i.	Opinion and Consent of Counsel (to be filed by amendment)

j.	Not Applicable

k.	Not Applicable

l.	Not Applicable

m.

Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

n.	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

o.	Not Applicable

p.(i)

Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

p.(ii)

Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

p.(iii)

Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 76 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2009)

q.	Power of Attorney (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2011)

Item 29.  Persons Controlled by or Under Common Control with Registrant

As of June 30, 2011, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc. a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 25, 2011.

As of June 30, 2011, The Hartford Cayman Global All-Asset Fund, Ltd, an exempt company organized under the laws of the Cayman Islands, is 100% owned by The Hartford Global All-Asset Fund.

As of June 30, 2011, The Hartford Cayman Global Real Asset Fund, Ltd, an exempt company organized under the laws of the Cayman Islands, is 100% owned by The Hartford Global Real Asset Fund.

In addition, subsidiaries of The Hartford Financial Services Group, Inc., a Delaware corporation, beneficially owned as of June 30, 2011, more than 25% of the following funds:

The Hartford Diversified International Fund

The Hartford Global Enhanced Dividend Fund

The Hartford Emerging Markets Local Debt Fund

The Hartford Emerging Markets Research Fund

The Hartford World Debt Fund

Item 30.                               Indemnification

Article V of the Registrant’s Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant’s initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances.  However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

Name	Position with Hartford Investment Financial Services, LLC	Other Business
James E. Davey	Chairman of the Board, Chief Executive Officer, President and Manager	Executive Vice President of Hartford Life Insurance Company (“HLIC”)(1) and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC(2)

Tamara L. Fagely	Chief Financial Officer and Controller/FINOP	Chief Financial Officer and Vice President of Hartford Administrative Services Company (“HASCO”)(3) and Vice President of HLIC

Colleen B. Pernerewski	Chief Investment Advisor Compliance Officer and Vice President	Vice President and Chief Compliance Officer of HL Investment Advisors, LLC

Christopher S. Conner	AML Compliance Officer and Broker/Dealer Chief Compliance Officer	—

Vernon J. Meyer	Senior Vice President	Senior Vice President of HLIC and Senior Vice President of HL Investment Advisors, LLC

Robert W. Paiano	Senior Vice President and Treasurer

Treasurer of Hartford Investment Management Company(4), Senior Vice President and Treasurer of HASCO, HLIC, Hartford Life, Inc. (“HL Inc.”)(5) and The Hartford Financial Services Group, Inc. (“The Hartford”)(6)

Kathleen E. Jorens	Vice President and Assistant Treasurer	Assistant Vice President of The Hartford and Vice President and Treasurer HASCO, HLIC and HL Inc.

Edward P. Macdonald	Vice President and Chief Legal Officer — Mutual Funds	Vice President of HLIC; Secretary and Vice President of HASCO and Vice President, Chief Legal Officer and Secretary of HL Investment Advisors, LLC

Martin A. Swanson	Vice President/Marketing	Vice President of HLIC

Michael R. Dressen	Assistant Secretary and Compliance Officer	Chief Compliance Officer of HASCO; and Assistant Vice President of HLIC

Michael J. Fixer	Assistant Treasurer and Assistant Vice President	Assistant Treasurer and Assistant Vice President of The Hartford, HASCO, HLIC, HL Inc. and HL Investment Advisors, LLC

Marilyn Orr	Assistant Vice President	Assistant Vice President of HLIC

Catherine E. Marshall	Assistant Vice President	Assistant Vice President HASCO, HLIC and HL Investment Advisors, LLC

Alice A. Pellegrino	Assistant Vice President	Assistant Vice President HASCO, HLIC and HL Investment Advisors, LLC

Laura S. Quade	Assistant Vice President	Assistant Vice President of HASCO and HLIC

Elizabeth L. Schroeder	Assistant Vice President	Assistant Vice President of HLIC and HL Investment Advisors, LLC

Kathryn A. Stelter	Assistant Vice President	Assistant Vice President of HASCO and HLIC

Melinda Zwecker	Assistant Vice President	Assistant Vice President of HASCO, HIMCO, HLIC, HL Inc., and HL Investment Advisors, LLC

Denise Gagnon	Privacy Officer	—

Cathleen Shine	Chief Legal Officer — Broker/Dealer and Secretary	Chief Compliance Officer of Separate Accounts of HLIC

Robert M. Arena	Manager	Executive Vice President of HLIC, Director and Senior Vice President of HASCO and Manager of HL Investment Advisors, LLC

Sharon Ritchey	Manager	Chief Executive Officer and President of HASCO, Executive Vice President of HLIC,

(1)	The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.
(2)	The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.
(3)	The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.
(4)	The principal business address for Hartford Investment Management Company is 55 Farmington Avenue, Hartford, CT 06105.
(5)	The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.
(6)	The principal business address for The Hartford is One Hartford Plaza, Hartford, CT 06155.

Item 32.          Principal Underwriters

Hartford Investment Financial Services, LLC (“HIFSCO”) is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc.  HIFSCO is also the principal underwriter for The Hartford Mutual Funds II, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Registrant
James E. Davey(1)	Chairman of the Board, Chief Executive Officer, President and Manager	President and Chief Executive Officer

Tamara L. Fagely(2)	Chief Financial Officer and Controller/FINOP	Vice President, Treasurer and Controller

Colleen B. Pernerewski(1)	Chief Investment Advisor and Compliance Officer	Vice President and Chief Compliance Officer

Christopher S. Conner(3)	AML Compliance Officer and Broker/Dealer Chief Compliance Officer	None

Vernon J. Meyer(1)	Senior Vice President	Vice President

Robert W. Paiano(4)	Senior Vice President and Treasurer	None

Kathleen E. Jorens(4)	Vice President and Assistant Treasurer	None

Edward P. Macdonald(1)	Vice President and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer

Martin A. Swanson(1)	Vice President/Marketing	Vice President

Michael R. Dressen(2)	Assistant Secretary Compliance Officer and Privacy Officer	None

Michael J. Fixer(4)	Assistant Treasurer and Assistant Vice President	None

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Registrant
Marilyn Orr(2)	Assistant Vice President	Assistant Treasurer

Catherine E. Marshall(1)	Assistant Vice President	Assistant Secretary

Alice A. Pellegrino(1)	Assistant Vice President	Assistant Secretary

Laura S. Quade(2)	Assistant Vice President	None

Elizabeth L. Schroeder(1)	Assistant Vice President	Vice President

Kathryn A. Stelter(2)	Assistant Vice President	None

Melinda Zwecker(1)	Assistant Vice President	None

Denise Gagnon(4)	Privacy Officer	None

Cathleen Shine(1)	Chief Legal Officer — Broker/Dealer and Secretary	None

Robert M. Arena(1)	Manager	None

Sharon Ritchey(1)	Manager	None

(1)	The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.
(2)	The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.
(3)	The principal business address is 1500 Liberty Ridge Drive, Wayne, PA 19087.
(4)	The principal business address is One Hartford Plaza, Hartford, CT 06155.

Item 33.       Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant’s transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant’s financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 34.       Management Services

Not Applicable

Item 35.  Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 15th day of July 2011.

THE HARTFORD MUTUAL FUNDS, INC.

By:	/s/ J. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ J. Davey	President,	July 15, 2011
James E. Davey	Chief Executive Officer

/s/ Tamara L. Fagely	Controller & Treasurer	July 15, 2011
Tamara L. Fagely	(Chief Accounting Officer &
Chief Financial Officer)

*	Director	July 15, 2011
Lynn S. Birdsong

*	Chairman of the Board	July 15, 2011
Robert M. Gavin, Jr.	and Director

*	Director	July 15, 2011
Duane E. Hill

*	Director	July 15, 2011
Sandra S. Jaffee

*	Director	July 15, 2011
William P. Johnston

*	Director	July 15, 2011
David N. Levenson

*	Director	July 15, 2011
Phillip O. Peterson

*	Director	July 15, 2011
Lemma W. Senbet

*	Director	July 15, 2011
Lowndes A. Smith

/s/ Edward P. Macdonald		July 15, 2011
* By Edward P. Macdonald
Attorney-in-fact

*  Pursuant to Power of Attorney (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2011)

EXHIBIT INDEX

Exhibit No.

a.(vi)	Form of Articles Supplementary dated [ ], 2011

e.(xxv)	Form of Amendment No. 22 to Principal Underwriting Agreement ( , 2011)

h.(xxvi)	Form of Sixteenth Amendment to the Fund Accounting Agreement, [ ], 2011